UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21364

Schroder Global Series Trust
(Exact name of registrant as specified in charter)

875 Third Avenue, 22nd Floor New York, NY			10022
(Address of principal executive offices)			(Zip code)

Carin F. Muhlbaum 875 Third Avenue, 22nd Floor New York, NY 10022
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-464-3108

Date of fiscal year end:	October 31, 2016

Date of reporting period:	October 31, 2016

Item 1.    Reports to Stockholders.

Schroder Mutual Funds

October 31, 2016

Annual Report

Domestic Equity

Schroder North American Equity Fund

Global & International Equity

Schroder Emerging Markets Multi-Cap Equity Fund

Schroder Emerging Markets Small Cap Fund

Fixed Income

Schroder Short Duration Bond Fund

Schroder Total Return Fixed Income Fund

Schroder Long Duration Investment-Grade Bond Fund

Table of Contents

Letter to Shareholders	1

Management Discussion and Analysis	3

Schedules of Investments

North American Equity Fund	18

Emerging Markets Multi-Cap Equity Fund	24

Emerging Markets Small Cap Fund	32

Short Duration Bond Fund	35

Total Return Fixed Income Fund	38

Long Duration Investment-Grade Bond Fund	47

Statements of Assets and Liabilities	50

Statements of Operations	54

Statements of Changes in Net Assets	56

Financial Highlights	60

Notes to Financial Statements	64

Report of Independent Registered Public Accounting Firm	82

Information Regarding Review and Approval of Investment Advisory Contracts	83

Disclosure of Fund Expenses	86

Trustees and Officers	88

Notice to Shareholders	90

Shareholder Voting Results	92

Proxy Voting (Unaudited)

A description of the Funds’ proxy voting policies and procedures is available upon request, without charge, by visiting the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov, or by calling 1-800-464-3108 and requesting a copy of the applicable Fund’s Statement of Additional Information or on the Schroder Funds website at http://www.schroderfunds.com, by downloading the Funds’ Statement of Additional Information. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling 1-800-464-3108 and on the SEC’s website at http://www.sec.gov.

Form N-Q (Unaudited)

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

December 7, 2016

Dear Shareholder:

We are pleased to provide you with the annual shareholder report for the Schroder Mutual Funds.

Market Environment

Investors experienced a truly global ride during the twelve-month reporting period as a variety of events impacted markets worldwide. Growth concerns among the Emerging Markets (“EM”) and commodities were a main focus at the beginning of the year. This was followed by the Brexit vote and the reality of negative interest rates across some of the largest developed markets. Finally, the U.S. elections and speculation regarding the Federal Reserve’s actions dominated investors’ attention toward the end of the reporting period.

Despite several periods of pronounced volatility, performance generally was strong across multiple asset classes, such as EM, small-cap stocks, and long-duration bonds. Commodities also recovered quite well as investors looked to capitalize on attractive valuations and low prices after a two-year sell-off.

Globalization and a growing populist sentiment in many developed economies was another theme during the period. This was evident with the UK referendum in late June, the U.S. election in November, and the failure of the Italian constitutional referendums in December.  Central bank activity also gained attention as Japan and various European countries used negative interest rates (among other measures) to foster economic growth.

As we look ahead, investors appear to be bracing for a turbulent 2017 in light of political uncertainty, particularly in Europe. In the U.S., investors remain cautiously optimistic about the President-Elect Trump’s anticipated fiscal policies, which could result in stronger growth but also may lead to higher inflation.

We believe that this anticipated volatility strengthens the need for investors to maintain a diversified portfolio and a long-term investment perspective. Now may also be a good time for investors to discuss their asset allocation plans with a financial adviser to review your long-term investment objectives and asset allocation.

Fund Developments

There were several events that we would like to note regarding the Schroder Mutual Funds. First, Schroder Emerging Markets Multi-Cap Equity Fund will be liquidated on December 20, 2016. In addition, the Funds’ Board of Trustees approved proposals to obtain shareholder approval to facilitate the transition of the Schroder North American Equity Fund, Schroder Emerging Markets Small Cap Fund, Schroder Long Duration Investment-Grade Bond Fund, Schroder Short Duration Bond Fund, and Schroder Total Return Fixed Income Fund (the “Funds”) to the SEI Advisors’ Inner Circle mutual fund platform (the “Transition”).  If the Transition is effected as expected in the first quarter of 2017, the members of the Board of The Advisors’ Inner Circle Fund III will succeed the current Trustees of the Funds and overall responsibility to oversee the administration of the Funds will transition to SEI Investments Global Funds Services and its affiliates. The Transition is not expected to result in any changes to the Funds’ investment objectives, principal investment strategies, investment adviser, or portfolio management teams.

Lastly, it is with deep sadness that we mourn the untimely passing on November 24, 2016, of Margaret M. Cannella, a cherished member of the Schroder Funds Board. She served as an independent trustee on the Funds Board since 2010, inspired us with her great intellect, energy and dedication, and graced us with her friendship. Her contributions, sharp insights, and talents will be sorely missed.

As always, we thank you for your continued trust and confidence in Schroders’ investment strategies.

Sincerely,

Mark A. Hemenetz, CFA
President

IMPORTANT INFORMATION CONCERNING MANAGEMENT DISCUSSION AND ANALYSIS AND PERFORMANCE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of October 31, 2016. The views expressed in the Management Discussion and Analysis sections (the “MD&As”) are those of the respective Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of Schroder Investment Management North America Inc. (“SIMNA”). The MD&As contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double digit returns are highly unusual and cannot be sustained.  Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting Schroder Investment Management North America Inc. at (212) 641-3800 and is periodically updated on our website: www.schroderfunds.com.

Schroder North American Equity Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 7, 2016)

Performance

In the twelve-month period ended October 31, 2016, the Schroder North American Equity Fund (the “Fund”) rose 4.20% (Investor Shares) and 3.78% (Advisor Shares). For the same twelve-month period, the S&P 500 Index (the “Index”), a market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ, rose by 4.51%.

Market Background

U.S. equities posted gains over the twelve-month period. The early part of the period saw oil prices fall significantly, along with many other commodities, weighed down by expectations of reduced demand and over-supply in some segments. Following broadly encouraging economic data, the U.S. Federal Reserve (the “Fed”) finally began to raise interest rates in December 2015. U.S. market performance at the end of 2015 was driven by a narrow group of high growth stocks concentrated in the technology and consumer discretionary sectors.

However, the U.S. stock market fell sharply in early 2016 as investors worried about the weakness of the global economy. In response, the Fed scaled back its intention to normalize U.S. interest rates. Alongside the more dovish tone from other central banks, this underscored a big rebound in commodity prices, which boosted sentiment and the market experienced a rebound. Further volatility came in spring 2016 with the UK’s vote to leave the European Union, although the U.S. stock market continued to eke out gains. The severe volatility in the run-up to, and immediate aftermath of, the referendum drove investors to seek perceived safety and defensive sectors generally outperformed more cyclical ones. In style terms, low volatility and high yield stocks continued to do well.

The latter part of the period saw reduced levels of volatility. U.S. equities continued to advance, albeit more modestly as the November 2016 presidential election drew near. Expectations rose that the Fed would increase interest rates again before the end of the year. This contributed to a market rotation in terms of style groupings, as low volatility sectors started to give back some of their prior unrealistic returns. Over the twelve months as a whole, the utilities and information technology sectors were the best performers. Healthcare was the main laggard as it suffered both from an unwinding of the biotechnology bubble and perceived political risks ahead of the presidential election.

Portfolio Review

The Fund slightly underperformed the Index over the period. The biggest headwind to performance came from positioning in the Energy sector where we have a preference for low-cost, financially strong producers that have so far lagged behind a rally in the sector. Towards the end of the period, the OPEC agreement to cut production saw high-cost producers, such as oil sands companies, performed well; the Fund has limited exposure here.

There was also a drag from the Fund’s significant underweight in Utilities, which were among the beneficiaries of investors’ flight to the perceived safety of already expensive low volatility / high yield stocks. However, this trend began to reverse towards the end of the twelve-month period as rising expectations of an interest rate hike through most of the third quarter undermined the ‘reach for yield’ trade that had been supporting this sector. Stock selection within Information Technology (“IT”), particularly semiconductors and software, was another detractor.

Partially offsetting these factors, the largest positive contribution to relative performance came from stock selection within Healthcare. The Fund’s underweights in certain stocks (often ‘glamorous’ names such as Allergan and Regeneron) were beneficial. Within Consumer Staples, holdings within the retail segment (CVS Health, Wal-Mart) also proved supportive for relative returns. Another notable positive for relative performance came from positioning in the Consumer Discretionary sector, particularly stock selection within leisure and consumer durables. However, underweight positions in Amazon and Netflix detracted value. Elsewhere, our long-held preference for high quality Industrials, in particular machinery, paid off.

Outlook

Exposure to cyclical sectors remains broad-based but we have taken profits recently, particularly in technology companies that have been re-rated since the turn of the year. Despite this, the Fund’s weighting to technology remains elevated, with a particular overweight in IT services companies. We favor consumer durables stocks in Consumer Discretionary and now see fewer opportunities in retail. The Fund’s overweight to Industrials continues, as we still find attractively-priced, high quality opportunities, particularly in the electrical equipment industry.

Our process can benefit from market volatility, and we recently took advantage of what we viewed to be a somewhat indiscriminate sell-off in defensives sectors to top up our preferred positions. While many defensive stocks have become more expensive, we believe we can still find companies that offer an attractive dividend yield potential. Our focus is on stocks with dividends that we believe are well covered by cashflows coupled with reasonable balance sheets.

In resources, we continue to prefer the low-cost and diversified producers with strong balance sheets. Within the Energy sector, we remain overweight integrated oil & gas stocks, as compared to the more volatile exploration companies. Within Materials, the Fund’s strategy is overweight paper manufacturers, while holding underweights in both fertilizers and chemicals.

The Fund’s exposure to Financials continues to be based primarily on our view of the quality (risk) of a company and then the right valuation for any opportunity. We see life & health insurers as offering the most attractive valuations and the Fund’s strategy has exposure to a wide range of such stocks. Within banks, the Fund has a broad exposure across what we view as higher quality companies. Elsewhere, the Fund has little exposure to real estate, which we believe remain unattractive despite weak performance so far this year.

Comparison of Change in the Value of a $10,000 Investment in the Schroder North American Equity Fund

Investor and Advisor Shares vs. the Standard & Poor’s (S&P) 500 Index.

The S&P 500 Index is a market capitalization value weighted composite index of 500 large capitalization U.S. companies and reflects the reinvestment of dividends.

PERFORMANCE INFORMATION

	One Year Ended October 31, 2016	Five Years Ended October 31, 2016 (a)	Ten Years Ended October 31, 2016 (a)
Schroder North American Equity Fund —
Investor Shares	4.20%	12.50%	6.42%
Advisor Shares	3.78%	12.08%	6.04%
S&P 500 Index	4.51%	13.57%	6.70%

(a) Average annual total returns.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Net Assets
Apple	3.4%
Microsoft	2.6
ExxonMobil	2.1
Johnson & Johnson	2.0
JPMorgan Chase	1.6

Sector Allocation

Sector	% of Net Assets
Information Technology	21.8%
Healthcare	14.3
Financials	14.2
Consumer Discretionary	12.1
Industrials	10.9
Consumer Staples	10.3
Energy	7.6
Materials	3.1
Utilities	2.0
Telecommunication Services	1.9
Real Estate	0.4
Other Assets less Liabilities	1.4

Schroder Emerging Markets Multi-Cap Equity Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 7, 2016)

Performance

In the twelve-month period ended October 31, 2016, the Schroder Emerging Markets Multi-Cap Equity Fund (the “Fund”) returned 8.75% (R6 Shares), 8.71% (Investor Shares) and 8.35% (Advisor Shares). For the same twelve-month period, the Morgan Stanley Capital International (MSCI) Emerging Markets Index (the “Index”) (an unmanaged market capitalization index of companies representative of the market structure of emerging countries in Europe, the Middle East, Africa, Latin America and Asia) returned 9.27%.

Outlook

On November 23, 2016, the Trustees of Schroder Series Trust approved the liquidation of the Fund.  As of this writing, the liquidation is expected to occur on December 20, 2016. Shares of the Fund are no longer being offered for sale.

Comparison of Change in the Value of a $10,000 Investment in the Schroder Emerging Markets Multi-Cap Equity Fund

R6, Investor, and Advisor Shares vs. the MSCI Emerging Markets Index

The MSCI Emerging Markets Index is an unmanaged market capitalization index of companies representative of the market structure of emerging countries in Europe, the Middle East, Africa, Latin America and Asia. The Index reflects actual buyable opportunities for the non-domestic investor by taking into account local market restrictions on share ownership by foreigners.

PERFORMANCE INFORMATION

	One Year Ended October 31, 2016	Annualized Since Inception (a)
Schroder Emerging Markets Multi-Cap Equity Fund (b) —
R6 Shares	8.75%	1.48	% (c)
Investor Shares	8.71%	1.43%
Advisor Shares	8.35%	1.16%
MSCI Emerging Markets Index	9.27%	3.08%

(a)     From commencement of fund operations on June 25, 2013.

(b)     Effective December 19, 2014, SIMNA has contractually agreed through February 28, 2017 to limit the management fee paid by the Fund to the annual rate of 0.80% based on the Fund’s average daily net assets attributable to each share class. If the Fund had paid such lower fees during the period prior to December 19, 2014, the returns of the Fund would have been higher.

(c)      The R6 Shares commenced operations on December 30, 2014. The performance information provided in the above table for periods prior to December 30, 2014 reflects the performance of the Investor Shares of the Fund.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Net Assets
United States Treasury Bill	1.7%
Taiwan Semiconductor Manufacturing ADR	1.0
Taiwan Semiconductor Manufacturing	1.0
Itausa - Investimentos Itau	1.0
Guangdong Investment	1.0

Geographic Allocation

% of Net Assets
Asia/Far East	56.9%
Latin America	15.2
Africa	12.1
Europe	7.7
Short-Term Investments	1.7
Middle East	1.7
United Kingdom	0.5
Other Assets less Liabilities	4.2

Schroder Emerging Markets Small Cap Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 7, 2016)

Performance

For the twelve-month period ended October 31, 2016, the Schroder Emerging Markets Small Cap Fund (the “Fund”) increased 14.73% (R6 Shares) and 14.64% (Investor Shares) compared to the Morgan Stanley Capital International (MSCI) Emerging Markets Small Cap Index (the “Index”) (a broad-based basket of emerging market stocks covering over 1,885 securities across 23 markets), which was up 4.78%.

Market Backdrop

Global equities recorded a modest gain over the twelve-month period. The early part of the period was dominated by speculation over the timing of the first rise in U.S. interest rates since 2006. The U.S. Federal Reserve (the “Fed”) lifted rates by 25 basis points in December. Further rate increases, however, were deferred due to renewed uncertainty over the outlook for global growth and elevated political risk, in part triggered by the Brexit referendum. Other major global central banks loosened monetary policy with the European Central Bank (the “ECB”) and the Bank of Japan (the “BoJ”) also launching fresh stimulus. This backdrop, with the U.S. dollar weakening somewhat, was beneficial for emerging markets and the MSCI Emerging Markets Index delivered a strong return, outperforming the MSCI World Index.

The deferral of further rate increases eased pressure on those emerging markets perceived as susceptible to higher global interest rates. It also attracted investors to markets in the search for higher yields. This boosted the equity markets, and in some cases the local currency of, Brazil, Indonesia, Russia, South Africa, and earlier in the period, Turkey.

Brazilian equities also benefitted from the potential for political change, which culminated in the impeachment of Dilma Rousseff in August. Vice-President Temer took the helm with a reform agenda aimed at putting public finances back on a sustainable path. Although macroeconomic data remained depressed, inflation appeared to peak, and the central bank started to ease monetary policy in October, further supporting sentiment. Meanwhile, India saw reform progress, notably the passing of a goods and services tax. Improvement in the geographic and temporal distribution of the monsoon rains was also expected to boost consumption, and the market outperformed. Turkey underperformed, primarily as a result of the attempted coup in July, which led to a steep rise in political risk.

Energy prices posted steep declines in late 2015 and early 2016. However, they have since recovered and stabilized somewhat, which supported several emerging markets, notably Russia, which was the best performing Index market. Furthermore, easing inflation provided space for the central bank to lower interest rates by 1% to 10% fuelling a cyclical recovery from low levels.

Taiwan delivered a solid gain, underpinned by performance from technology stocks. By contrast, Mexico posted a small gain but underperformed following local currency weakness in the build up to the U.S. presidential election. China posted a negative return and underperformed. Concerns over a sharp slow down in growth and currency policy uncertainty were headwinds earlier in the period. The government responded by implementing stimulus measures and growth stabilized. Concerns over a large currency devaluation receded on slower foreign-exchange outflows and U.S. dollar weakness. Greece recorded a sharp decline, with banking stocks pulling the market lower, following a major recapitalization in December. Korea was one of the weakest Index markets as a political scandal engulfed the President, raising concerns over potential government paralysis.

Portfolio Review

The Fund outperformed the Index over the reporting period, with country allocation and stock selection contributing positively.

Stock selection in China and Korea underpinned excess returns. Being overweight to China and underweight to Korea was also positive. In China, the positions in fabric manufacturer Best Pacific International, China Lodgings and car dealer Baoxin Auto Group were the key contributors. A holding in sportswear manufacturer Li Ning also added value. In Korea, the position in auto parts manufacturer Mando Corp generated the majority of excess returns. Holdings in car air-conditioning module manufacturer Hanon Systems and security system provider S-1 Corp also worked well. Selection in Taiwan also added value. By contrast, stock selection in Indonesia detracted, notably the position in mobile operator PT XL Axiata.

Outlook

We believe that the strategic case for an investment in emerging market smaller companies continues to be compelling, in large part due to their rich opportunity set and their generally under researched nature relative to larger capitalization companies. In the short term, soft global growth challenges the outlook but we are now seeing some signs of stabilization in earnings. Moreover, there is potential for economic recovery in Russia and Brazil, with falling inflation expected to provide space for further easing of interest rates in the coming months. Valuations for emerging markets smaller companies overall appear reasonably attractive, and we continue to find compelling investment opportunities in well managed smaller companies given the breadth of the universe.

Comparison of Change in the Value of a $250,000 Investment in the Schroder Emerging Markets Small Cap Fund

R6 and Investor Shares vs. the Morgan Stanley Capital International (MSCI) Emerging Markets Small Cap Index.

The MSCI Emerging Markets Small Cap Index includes small cap representation across 23 emerging market countries.  With 1,864 constituents, the index covers approximately 14% of the free float-adjusted market capitalization in each country. The small cap segment tends to capture more local economic and sector characteristics relative to larger emerging market capitalization segments.

PERFORMANCE INFORMATION

	One Year Ended October 31, 2016	Annualized Since Inception (a)
Schroder Emerging Markets Small Cap Fund —
R6 Shares	14.73%	17.28%
Investor Shares	14.64%	17.20%
MSCI Emerging Markets Small Cap Index	4.78%	12.29%

(a)  From commencement of fund operations on August 26, 2015.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Net Assets
Arvind	2.7%
CTCI	2.2
Aramex PJSC	2.2
Mando	2.2
Aerospace Industrial Development	2.1

Geographic Allocation

% of Net Assets
Asia/Far East	64.7%
Latin America	17.7
Europe	9.5
Middle East	3.6
United Kingdom	1.1
Africa	1.0
Other Assets less Liabilities	2.4

Schroder Short Duration Bond Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 7, 2016)

Performance

For the twelve-month period ended October 31, 2016, the Schroder Short Duration Bond Fund (the “Fund”) gained 1.97% (R6 Shares) and 1.87% (Investor Shares), compared to the BofA Merrill Lynch 1-3 Year Treasury Bond Index (the “Index”), a widely used short-term bond proxy, which rose 0.91% during the same period.

Market Backdrop

It was a challenging start to 2016 for financial markets. Global growth fears, divergence in monetary policy and volatility in commodities impacted financial markets and dominated headlines in 2015, a trend that continued into 2016. Nevertheless, markets sustained a significant rebound that occurred in risk assets during the second half of February. Sentiment changed as incremental improvements, such as higher oil prices, the People’s Bank of China’s currency actions and better U.S. economic data, all helped to stabilize the markets. In the U.S., labor markets remained in good health. Nonfarm payroll growth averaged 228,000 during the first quarter with February job creation significantly ahead of expectations. Fourth quarter 2015 GDP was revised higher, bringing the 2015 year-over-year number to just about 2%. However, the market environment in the second half of the first quarter was nearly as supportive for growth and risk assets as the first half was damaging. The positive momentum, which was buoyed by several factors, began in mid-February and continued unabated throughout March.  A rebound in energy markets helped set the tone in mid-February, with crude oil rallying nearly 14% during the month as signs of some initial supply restraint materialized along with evidence that demand was not falling as had been feared. Economic data in the U.S. continued to improve during the month of March, with manufacturing data in particular, starting to bounce from its recent lows.  Central bank accommodation also helped to improve investor sentiment as the U.S. Federal Reserve (the “Fed”) lowered its median projected expectation for the pace of further rate rises as a result of the global uncertainty, and the European Central Bank (the “ECB”) announced additional easing measures, including the purchase of some euro-denominated, non-financial, investment-grade corporate bonds.

While initially causing considerable volatility in global financial markets, the actual impact of the United Kingdom’s vote to leave the European Union in June proved to be a smaller shock than was initially feared and global markets instead shifted towards a risk-on sentiment. At the end of August, the yield-hungry world pushed U.S. corporate spreads to their tightest levels since the middle of 2015. Global central bank policy actions, which have provided ample liquidity, have been the primary driver of inflated asset prices and suppressed volatility.  Uncertainty surrounding central bank intentions was one of the main drivers of increased market volatility in early September. The ECB did not ease policy despite European inflation failing to meet the ECB’s target for the past three years. The ECB’s less dovish than expected policy action, speculation of other central bank stimulus and fear of a Fed rate hike pushed global interest rates higher and risk asset prices lower. The Bank of Japan (the “BoJ”) also moved away from pushing its rate into further negative territory at their September meeting. Instead the BoJ announced “yield curve control” at its September meeting and limited further yield curve steepening by targeting 10-year Japanese Government Bonds at a 0% yield. Ultimately, we believe that this may mean the BoJ will buy fewer bonds and is a subtle departure away from pushing rates further into negative territory. In line with market expectations, the Fed decided to leave rates unchanged.

Portfolio Review

The Fund outperformed the Index for the reporting period. Given the positive impact that improved sentiment had on credit sectors in the second half of the period, the Fund beat the all-Treasury benchmark Index due primarily to sector selection, but was also supported by security selection and yield curve positioning. Being overweight Industrials was the main driver of performance, although the overweight to Financials and asset-backed securities (“ABS”) also helped. Security selection within Industrials and Financials was also positive contributor to outperformance for the period.  Industrials benefitted from the continued stabilization in energy and commodity names whereas Financials recovered nicely after they sold off strongly in January.

Outlook

During the past twelve months, markets weathered several events ranging from the beginning of a gradual Fed tightening cycle in December 2015 to the Brexit referendum and ending with uncertainty leading up to the U.S. presidential election in November.  After digesting the much anticipated rate hike, markets experienced a sharp risk-off environment in January on growth concerns that whipsawed investors when recovering by mid-February. Further into 2016, markets were tested with trillions of dollars of debt trading at negative interest rates, record breaking bond issuance, and contagion concerns on company-specific issues, most notably Deutsche Bank and Wells Fargo.  Markets proved resilient in light of these events with corporate spreads ending the one-year period tighter and Treasury rates generally lower.

Looking forward, we believe that liquidity is likely to remain transient and more volatile than it has been historically and, as a result, we prefer to have dry powder - in the form of Treasuries - in the Fund’s portfolio so that we can attempt to exploit future opportunities. We still believe that U.S. fixed income markets, particularly credit, are well-supported at current valuations. However, given the tightening in credit spreads and increased uncertainty in developed markets, we believe that it is prudent to reduce risk incrementally.

One of our main considerations in managing the Fund is to seek to compensate shareholders for any risks we take. As the aggregate level of active risk in the portfolio declines, our view is that the importance of some of the sector positioning increases. The strong rebound in energy, which began in February and has continued for most of the year, has made a real difference in making up for some of the volatility we faced earlier in the year. The low in oil was only seven months ago and the rebound serves as a useful reminder of how short term markets have become.

Comparison of Change in the Value of a $250,000 Investment in
the Schroder Short Duration Bond Fund — R6 and Investor Shares
vs. the BofA Merrill Lynch 1-3 Year Treasury Index.

BofA Merrill Lynch 1-3 Year Treasury Bond Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

PERFORMANCE INFORMATION

	One Year Ended October 31, 2016	Annualized Since Inception (a)
Schroder Short Duration Bond Fund —
R6 Shares	1.97%	1.88%
Investor Shares	1.87%	1.77%
BofA Merrill Lynch 1-3 Year Treasury Bond Index	0.91%	0.85%

(a) From commencement of fund operations on August 26, 2015.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Net Assets
U.S. Treasury Note 0.750%, 07/31/18	6.9%
U.S. Treasury Note 1.125%, 07/31/21	6.8
Bank of America 1.750%, 06/05/18	2.9
Reynolds American 2.300%, 06/12/18	2.5
State Water Resources Authority, Sub-Ser A-3 0.570%, 08/01/37	2.0

Sector Allocation

Sector	% of Net Assets
Corporate Obligations	66.0%
U.S. Treasury Obligations	14.3
Asset-Backed Securities	13.0
Municipal Bonds	5.9
Other Assets and Liabilities	0.8

Schroder Total Return Fixed Income Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 7, 2016)

Performance

For the twelve-month period ended October 31, 2016, the Schroder Total Return Fixed Income Fund (the “Fund”) rose 3.77% (Investor Shares) and 3.51% (Advisor Shares), compared to the Bloomberg Barclays U.S. Aggregate Index (the “Index”), a broad-based basket of debt securities, which rose 4.37% during the same period.

Market Background

It was a challenging start to 2016 for financial markets. Global growth fears, divergence in monetary policy and volatility in commodities impacted financial markets and dominated headlines in 2015, a trend that continued into 2016. Nevertheless, markets sustained a significant rebound that occurred in risk assets during the second half of February. Sentiment changed as incremental improvements, such as higher oil prices, the People’s Bank of China’s currency actions and better U.S. economic data, all helped to stabilize the markets. In the U.S., labor markets remained in good health. Non-farm payroll growth averaged 228,000 during the first quarter with February job creation significantly ahead of expectations. Fourth quarter 2015 GDP was revised higher, bringing the 2015 year-over-year number to just about 2%. However, the market environment in the second half of the first quarter was nearly as supportive for growth and risk assets as the first half was damaging. The positive momentum, which was buoyed by several factors, began in mid-February and continued unabated throughout March.  A rebound in energy markets helped set the tone in mid-February, with crude oil rallying nearly 14% during the month as signs of some initial supply restraint materialized along with evidence that demand was not falling as had been feared. Economic data in the U.S. continued to improve during the month of March, with manufacturing data in particular, starting to bounce from its recent lows. Central bank accommodation also helped to improve investor sentiment as the U.S. Federal Reserve (the “Fed”) lowered its median projected expectation for the pace of further rate rises as a result of the global uncertainty, and the European Central Bank (the “ECB”) announced additional easing measures, including the purchase of some euro-denominated, non-financial, investment-grade corporate bonds.

While initially causing considerable volatility in global financial markets, the actual impact of the United Kingdom’s vote to leave the European Union in June proved to be a smaller shock than was initially feared and global markets instead shifted towards a risk-on sentiment. At the end of August, the yield-hungry world pushed U.S. corporate spreads to their tightest levels since the middle of 2015. Global central bank policy actions, which have provided ample liquidity, have been the primary driver of inflated asset prices and suppressed volatility.  Uncertainty surrounding central bank intentions was one of the main drivers of increased market volatility in early September. The ECB did not ease policy despite European inflation failing to meet the ECB’s target for the past three years. The ECB’s less dovish than expected policy action, speculation of other central bank stimulus and fear of a Fed rate hike pushed global interest rates higher and risk asset prices lower. The Bank of Japan (the “BoJ”) also moved away from pushing its rate into further negative territory at its September meeting. Instead the BoJ announced “yield curve control” at its September meeting and limited further yield curve steepening by targeting 10-year Japanese Government Bonds at a 0% yield. Ultimately, we believe that this may mean the BoJ will buy fewer bonds and is a subtle departure away from pushing rates further into negative territory. In line with market expectations, the Fed decided to leave rates unchanged.

Portfolio Review

The Fund underperformed the Index on a net of fees basis for the reporting period despite positive contributions from exposure to corporate credit and Treasury Inflation Protected Securities (“TIPS”) as security selection within the securitized sector and several macro trades detracted.

A primary positive driver of performance for the period was the exposure to Corporates, especially the overweight to, and security selection within, investment grade credit. Within investment grade corporates, Financials were a key positive contributor, especially in the Banking sub-sector. Our exposure here was focused on U.S. banks, which in our opinion were better capitalized due to new regulatory requirements implemented after the financial crisis, and these names performed well despite volatility caused by negative headlines around Deutsche Bank in the summer. Security selection within Industrials was another material contributor, with the main drivers being energy and materials sector names, which we believed possessed strong balance sheets and capable management teams that would help shield them from a period of low commodity prices, like in late 2015 and early 2016.   Despite a rough beginning to 2016, the Fund’s exposure to high yield was beneficial, as risk assets staged a rally in mid-February.  Given the increased risks and valuations at current levels, we added credit derivative protection to hedge some of the spread risk in the Fund.

Exposure to the securitized sector was a detractor, with positive performance from the underweight to mortgage-backed securities (“MBS”) and overweight to commercial mortgage-backed securities (“CMBS”) more than offset by negative performance from security selection within these assets. As we reduced exposure to Corporates, we rotated into agency MBS as we believed the sector would benefit from a rising rate environment.  Exposure to asset-backed securities was a material detractor in late 2015 and early 2016 as the sector produced negative excess returns driven by a lower demand for the securities, although as risk assets began to rally in the first quarter, the liquidity environment for higher-yielding esoteric asset-backed securities (“ABS”) issuers in the portfolio began to improve and exposure to the asset class ended the period as a small detractor.

Within the macro trades in the portfolio, the exposure to TIPS was a positive contributor. We initiated the position in January as we believed that these securities offered compelling value in an environment with inflation risk premium trading at close to the lowest level in six years; the position was a material positive driver in the third quarter as inflation expectations and core inflation prints began to rise. In the second quarter, we added a quarter year duration short in German Bunds as we felt that this would be a safer way to play the overshoot in bond yields as U.S. Treasury yields are likely to remain suppressed as a result of the global reach for yield. However, Bund yields continued to grind lower into negative territory in the second quarter resulting in underperformance of this trade. We adjusted this position to be short 10-year German Bunds versus 10-year U.S. Treasuries in Q3, and this trade added to performance in September and October as the spread between the two positions narrowed. Emerging markets, including local currency positions in the Mexican peso and Brazilian real, were another contributor during the third quarter, as the asset class enjoyed strong performance amid record inflows to the space.

Outlook

We are looking to incrementally protect the portfolio against an unexpected move higher in yields given the robust absolute returns achieved so far this year. Our view is that it is important to realize that while U.S. government bond yields may look low, this is the result of a manipulated market that has been created by central banks globally. As such, we believe that U.S. Treasury yields will remain broadly well contained and trade below levels that are traditionally perceived as fair value. We would caution against reaching for duration risk at current levels and instead prefer to express our view by shorting European bond markets that are trading at negative yields. Furthermore, we believe there is more value in inflation break-evens than there is in making purely directional interest rate calls. Inflation risk, in our view, is under-priced with core inflation recently touching a five-year high, firm labor markets and average earnings edging higher. We continue to believe carry in certain spread sectors will be an important component of return going forward, but we have reduced overall exposure as valuations have retraced to more normal levels.

Liquidity is likely to remain transient and more volatile than it has historically been and, as a result, we prefer to have dry powder — in the form of Treasuries - in the Fund’s portfolio so that we can seek to exploit future opportunities. One area where we are seeing a little more value is within emerging markets where we believe we may have reached an inflection point, both politically and economically. However, in an environment where it seems political uncertainty, both at home and abroad, is likely to rise, we will look to reduce credit risk exposures if markets continue to perform well. We still believe that U.S. fixed income markets, particularly credit, are well-supported at current valuations despite the move tighter in credit spreads. We are targeting to increase the yield advantage and reduce the overall spread sensitivity as valuations normalize.

Despite the strong risk-on tone in the third quarter, we believe there are more risks in the market now than there were earlier this year. We expect volatility will increase during the fourth quarter due to the uncertainty surrounding the political events in the U.S. and the Italian referendum, money market reform implementation and evolving central bank policy. In light of these increased uncertainties coupled with tighter credit spreads, our view is that caution is warranted as investors are being compensated less for the increased amount of risk and uncertainty. In addition, we believe we have plenty of dry powder available to add risk in the event of a negative long-term market reaction to the Trump presidency.

Comparison of Change in the Value of a $10,000 Investment in
the Schroder Total Return Fixed Income Fund — Investor and Advisor Shares

vs. the Bloomberg Barclays U.S. Aggregate Bond Index.

The Bloomberg Barclays U.S. Aggregate Bond Index provides a measure of the performance of the U.S. investment grade bonds market, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Index must have a least one year remaining to maturity. The Index is not managed.

PERFORMANCE INFORMATION

	One Year Ended October 31, 2016	Five Years Ended October 31, 2016 (a)	Ten Years Ended October 31, 2016 (a)
Schroder Total Return Fixed Income Fund —
Investor Shares	3.77%	3.07%	5.00%
Advisor Shares	3.51%	2.81%	4.74%
Bloomberg Barclays U.S. Aggregate Bond Index	4.37%	2.90%	4.64%

(a) Average annual total return.

“Total Return” is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Net Assets
United States Treasury Note 1.125%, 08/31/21	3.9%
United States Treasury Note 2.250%, 11/15/25	2.8
United States Treasury Note 1.500%, 08/15/26	2.6
United States Treasury Inflation Indexed Bond 0.125%, 07/15/26	2.3
FHLMC 3.000%, 09/01/46	1.6

Sector Allocation

Sector	% of Net Assets
Corporate Obligations	49.2%
U.S. Treasury Obligations	19.9
Asset-Backed Securities	12.5
U.S. Government Mortgage-Backed Obligations	8.6
Municipal Bonds	2.6
Sovereign Governments	2.3
Commercial Mortgage-Backed Obligations	1.7
Collateralized Mortgage Obligations	0.6
Exchange Traded Purchased Option	0.0
Other Assets and Liabilities	2.6

Schroder Long Duration Investment-Grade Bond Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 7, 2016)

Performance

For the twelve-month period ended October 31, 2016, the Schroder Long Duration Investment-Grade Bond Fund (the “Fund”) rose 9.80%, compared to the Bloomberg Barclays U.S. Long Government/Credit Bond Index (the “Index”), a broad-based basket of debt securities, which increased 10.95% during the same period.

Market background

It was a challenging start to 2016 for financial markets. Global growth fears, divergence in monetary policy and volatility in commodities impacted financial markets and dominated headlines in 2015, a trend that continued into 2016. Nevertheless, markets sustained a significant rebound that occurred in risk assets during the second half of February. Sentiment changed as incremental improvements, such as higher oil prices, the People’s Bank of China’s currency actions and better US economic data, all helped to stabilize the markets. In the U.S., labor markets remained in good health. Non-farm payroll growth averaged 228,000 during the first quarter with February job creation significantly ahead of expectations. Fourth quarter 2015 GDP was revised higher, bringing the 2015 year-over-year number to just about 2%. However, the market environment in the second half of the first quarter was nearly as supportive for growth and risk assets as the first half was damaging. The positive momentum, which was buoyed by several factors, began in mid-February and continued unabated throughout March. A rebound in energy markets helped set the tone in mid-February, with crude oil rallying nearly 14% during the month as signs of some initial supply restraint materialized along with evidence that demand was not falling as had been feared. Economic data in the U.S. continued to improve during the month of March, with manufacturing data in particular, starting to bounce from its recent lows. Central bank accommodation also helped to improve investor sentiment as the U.S. Federal Reserve (the “Fed”) lowered its median projected expectation for the pace of further rate rises as a result of the global uncertainty, and the European Central Bank (the “ECB”) announced additional easing measures, including the purchase of some euro-denominated, non-financial, investment-grade corporate bonds.

While initially causing considerable volatility in global financial markets, the actual impact of the United Kingdom’s vote to leave the European Union in June proved to be a smaller shock than was initially feared and global markets instead shifted towards a risk-on sentiment. At the end of August, the yield-hungry world pushed US corporate spreads to their tightest levels since the middle of 2015. Global central bank policy actions, which have provided ample liquidity, have been the primary driver of inflated asset prices and suppressed volatility.  Uncertainty surrounding central bank intentions was one of the main drivers of increased market volatility in early September. The ECB did not ease policy despite European inflation failing to meet the ECB’s target for the past three years. The ECB’s less dovish than expected policy action, speculation of other central bank stimulus and fear of a Fed rate hike pushed global interest rates higher and risk asset prices lower. The Bank of Japan (the “BoJ”) also moved away from pushing its rate into further negative territory at its September meeting. Instead, the BoJ announced “yield curve control” at its September meeting and limited further yield curve steepening by targeting 10-year Japanese Government Bonds at a 0% yield. Ultimately, we believe that this may mean the BoJ will buy fewer bonds and is a subtle departure away from pushing rates further into negative territory. In line with market expectations, the Fed decided to leave rates unchanged.

Portfolio Review

The Fund underperformed the Index for the reporting period due primarily to sector selection. Being overweight Financials and underweight Utilities and Treasuries had a negative impact on performance. Security selection within Industrials was a positive; however, this was partially offset by negative security selection within Financials for the period.

Outlook

During the past twelve months, markets weathered several events ranging from the beginning of a gradual Fed tightening cycle in December 2015 to the Brexit referendum and ending with uncertainty leading up to the U.S. presidential election in November.  After digesting the much anticipated rate hike, markets experienced a sharp risk-off environment in January on growth concerns that whipsawed investors when recovering by mid-February. Further into 2016, markets were tested with trillions of dollars of debt trading at negative interest rates, record breaking bond issuance, and contagion concerns on company-specific issues, most notably Deutsche Bank and Wells Fargo.  Markets proved resilient in light of these events with corporate spreads ending the one-year period tighter and Treasury rates generally lower.

Looking forward, we believe that liquidity is likely to remain transient and more volatile than it has been historically and, as a result, we prefer to have dry powder - in the form of Treasuries - in the Fund’s portfolio so that we can attempt to exploit future opportunities. We still believe that U.S. fixed income markets, particularly credit, are well-supported at current valuations. However, given the tightening in credit spreads and increased uncertainty in developed markets, we believe that it is prudent to reduce risk incrementally.

One of our main considerations in managing the Fund is to seek to compensate shareholders for any risks we take. As the aggregate level of active risk in the portfolio declines, our view is that the importance of some of the sector positioning increases. The strong rebound in energy, which began in February and has continued for most of the year, has made a real difference in making up for some of the volatility we faced earlier in the year. The low in oil was only seven months ago and the rebound serves as a useful reminder of how short term markets have become.

Comparison of Change in the Value of a $250,000 Investment in
the Schroder Long Duration Investment-Grade Bond Fund — Investor Shares
vs. the Bloomberg Barclays U.S. Long Government/Credit Bond Index

The Bloomberg Barclays U.S. Long Government/Credit Bond Index is a bond market index covering the US investment-grade fixed corporate and government bond market. The index consists of publicly issued corporate, US government and specified foreign debentures and secured notes. All securities must have at least ten years to maturity and be rated investment-grade by at least two of the following ratings agencies: Moody’s, S&P and Fitch, and be dollar-denominated, fixed rate and nonconvertible.

PERFORMANCE INFORMATION

	One Year Ended October 31, 2016	Five Years Ended October 31, 2016 (a)	Annualized Since Inception (b)
Schroder Long Duration Investment-Grade Bond Fund —
Investor Shares	9.80%	7.18%	7.51%
Bloomberg Barclays U.S. Long Government/Credit Bond Index	10.95%	5.84%	5.24%

(a) Average annual total returns.

(b) From commencement of fund operations on October 3, 2011.

“Total Return” is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Net Assets
United States Treasury Bonds 4.375%, 05/15/40	20.0%
United States Treasury Bonds 2.500%, 05/15/46	9.9
United States Treasury Bonds 2.250%, 11/15/25	4.8
United States Treasury Bonds 2.500%, 02/15/46	4.4
United States Treasury Bonds 4.500%, 02/15/36	3.0

Sector Allocation

Sector	% of Net Assets
Corporate Obligations	50.5%
U.S. Treasury Obligations	47.0
Asset-Backed Security	1.1
Taxable Municipal Bond	0.6
Other Assets and Liabilities	0.8

Schroder North American Equity Fund

Schedule of Investments

October 31, 2016

Shares		Value $

	COMMON STOCK — 98.6%
	Bermuda — 0.5%
16,700	Axis Capital Holdings	951,399
8,300	Everest Re Group	1,689,216
12,020	RenaissanceRe Holdings	1,493,966
		4,134,581
	Canada — 1.1%
391,300	Athabasca Oil (1)	367,582
16,500	BCE	749,653
102,800	Bonavista Energy	335,692
111,300	Cameco	857,175
11,700	Capital Power	180,128
39,700	Centerra Gold	200,675
22,300	CGI Group Class A (1)	1,059,221
34,400	CI Financial	632,962
134,800	Crew Energy (1)	662,292
15,200	Dominion Diamond	129,188
23,300	Genworth MI Canada	506,023
33,300	IAMGOLD (1)	133,319
83,100	Lundin Mining (1)	325,263
60,000	Manulife Financial	869,157
125,200	MEG Energy (1)	510,582
24,700	Nevsun Resources	71,634
22,900	Open Text	1,421,839
87,700	Surge Energy	179,153
95,100	Yamana Gold	339,618
		9,531,156
	Ireland — 0.9%
28,552	Accenture Class A	3,318,885
63,800	Eaton	4,068,526
27,600	Seagate Technology	946,956
		8,334,367
	Israel — 0.4%
41,000	Check Point Software Technologies (1)	3,466,960
	Netherlands — 0.5%
57,100	LyondellBasell Industries Class A	4,542,305
	Switzerland — 0.0%
36,000	Transocean (1)	345,960
	United Kingdom — 0.4%
34,200	Delphi Automotive	2,225,394
81,300	Noble (1)	401,622
39,300	Rowan Class A (1)	521,511
		3,148,527
	United States — 94.8%
	Consumer Discretionary — 11.6%
9,100	Abercrombie & Fitch Class A	132,951
15,906	Amazon.com (1)	12,562,877
40,300	American Eagle Outfitters	686,712
44,100	Bed Bath & Beyond	1,782,522
42,100	Best Buy	1,638,111
22,700	Brinker International	1,117,748
39,000	Buckle	813,150
8,600	Carter’s	742,524
14,100	Cato Class A	418,347
4,600	Cheesecake Factory	244,674
43,500	Chico’s FAS	507,645
25,400	Coach	911,606
85,100	Comcast Class A	5,260,882
6,674	Cracker Barrel Old Country Store	921,012
45,200	Darden Restaurants	2,928,508
28,800	Ford Motor	338,112
13,600	Fossil Group (1)	370,872
12,800	GameStop Class A	307,840
26,700	Gannett	207,459
59,400	Gap	1,638,846
35,500	Garmin	1,716,780
45,900	Gentex	776,169
30,800	Genuine Parts	2,790,172
15,500	GNC Holdings Class A	208,165
12,800	Hasbro	1,067,648
28,800	Hillenbrand	874,080
51,093	Home Depot	6,233,857
18,700	John Wiley & Sons Class A	964,920
14,500	Kohl’s	634,375
26,300	L Brands	1,898,597
34,700	Leggett & Platt	1,592,036
32,900	Lowe’s	2,192,785
41,000	Mattel	1,292,730
42,781	McDonald’s	4,815,857
17,300	Meredith	784,555
21,300	Michael Kors Holdings (1)	1,081,614
13,500	Movado Group	297,675
14,400	New Media Investment Group	207,360
29,100	Nike Class B	1,460,238
43,200	Omnicom Group	3,448,224
16,800	PetMed Express	333,816
13,800	Polaris Industries	1,057,218
2,088	Priceline Group (1)	3,078,192
12,300	Ralph Lauren Class A	1,206,630
21,800	Ross Stores	1,363,372

The accompanying notes are an integral part of the financial statements.

Shares		Value $

41,800	Scripps Networks Interactive Class A	2,690,248
8,100	Sherwin-Williams	1,983,366
53,800	Staples	398,120
37,700	Starbucks	2,000,739
17,900	Steven Madden (1)	597,860
43,700	Target	3,003,501
35,100	TJX	2,588,625
24,100	Tupperware Brands	1,434,432
24,200	Urban Outfitters (1)	809,490
42,900	VF	2,325,609
38,000	Viacom Class B	1,427,280
14,600	Vitamin Shoppe (1)	365,730
67,272	Walt Disney	6,235,442
28,400	Williams-Sonoma	1,312,648
12,900	Yum! Brands	1,113,012
		103,195,565
	Consumer Staples — 10.3%
109,500	Altria Group	7,240,140
54,800	Archer-Daniels-Midland	2,387,636
63,000	Campbell Soup	3,423,420
14,800	Clorox	1,776,296
243,216	Coca-Cola	10,312,358
59,282	Colgate-Palmolive	4,230,363
2,973	Costco Wholesale	439,618
18,317	CVS Health	1,540,460
43,500	Dr. Pepper Snapple Group	3,818,865
95,300	Flowers Foods	1,479,056
78,100	General Mills	4,840,638
42,400	Kimberly-Clark	4,850,984
12,600	Kraft Heinz	1,120,770
15,200	Mead Johnson Nutrition Class A	1,136,504
9,600	Mondelez International Class A	431,424
10,700	Nu Skin Enterprises Class A	659,655
77,424	PepsiCo	8,299,853
88,591	Philip Morris International	8,543,716
156,611	Procter & Gamble	13,593,835
6,500	Universal	352,300
10,600	USANA Health Sciences (1)	1,362,100
17,741	Walgreens Boots Alliance	1,467,713
123,323	Wal-Mart Stores	8,635,076
		91,942,780
	Energy — 7.3%
10,800	Anadarko Petroleum	641,952
65,000	Atwood Oceanics (1)	495,950
42,600	Bristow Group	426,426
25,200	CARBO Ceramics (1)	153,720
90,363	Chevron	9,465,524
504,000	Cobalt International Energy (1)	475,827
34,700	ConocoPhillips	1,507,715
24,300	Diamond Offshore Drilling (1)	400,707
52,300	Ensco Class A	408,986
15,300	EOG Resources	1,383,426
226,890	ExxonMobil	18,904,475
93,900	Gran Tierra Energy (1)	273,249
19,000	Halliburton	874,000
53,800	Hess	2,580,786
44,100	Hornbeck Offshore Services (1)	175,077
47,500	Kinder Morgan	970,425
207,900	Marathon Oil	2,740,122
90,700	Marathon Petroleum	3,953,613
19,600	Murphy Oil	507,052
3,000	National Oilwell Varco	96,300
69,233	Occidental Petroleum	5,047,778
35,100	Oceaneering International	835,380
15,379	Phillips 66	1,248,006
3,000	Pioneer Natural Resources	537,060
21,400	Renewable Energy Group (1)	187,250
49,572	Schlumberger	3,878,018
27,900	Spectra Energy Partners	1,189,656
17,700	Transocean Partners	199,125
33,200	Unit (1)	568,716
64,600	Valero Energy	3,826,904
29,300	Williams	855,560
		64,808,785
	Financials — 13.4%
4,700	Affiliated Managers Group (1)	623,502
52,800	Aflac	3,636,336
50,100	Ally Financial	905,307
28,100	American Equity Investment Life Holding	503,833
58,427	American Express	3,880,722
19,300	American Financial Group	1,437,850
3,900	American International Group	240,630
10,161	Amerisafe	564,952
11,700	Artisan Partners Asset Management Class A	304,200
408,150	Bank of America	6,734,475
95,100	BB&T	3,727,920
65,700	Berkshire Hathaway Class B (1)	9,480,510
8,600	Broadridge Financial Solutions	556,076
37,300	Capital One Financial	2,761,692
700	Chubb	88,900
190,742	Citigroup	9,374,969
36,200	CNO Financial Group	545,896
2,500	Credit Acceptance (1)	460,250
44,418	Discover Financial Services	2,502,066
22,400	Eaton Vance	785,344
7,500	Equifax	929,775
3,900	FactSet Research Systems	603,408
8,944	FBL Financial Group Class A	566,155

The accompanying notes are an integral part of the financial statements.

Shares		Value $

27,600	Federated Investors Class B	745,200
9,300	Federated National Holding	166,563
34,600	Fifth Third Bancorp	752,896
32,500	First American Financial	1,269,450
66,600	Franklin Resources	2,241,756
7,900	Getty Realty REIT	179,567
25,400	Glacier Bancorp	717,804
16,604	Goldman Sachs Group	2,959,497
4,300	HCI Group	116,573
49,200	HCP REIT	1,685,100
12,900	Horace Mann Educators	463,755
7,800	Jack Henry & Associates	631,956
204,363	JPMorgan Chase	14,154,181
135,200	KeyCorp	1,909,024
25,900	LaSalle Hotel Properties REIT	615,125
37,900	Lincoln National	1,860,511
12,100	LTC Properties REIT	606,331
9,800	MetLife	460,208
161,900	Morgan Stanley	5,434,983
500	National Western Life Group Class A	107,700
40,700	Paychex	2,246,640
24,500	Pebblebrook Hotel Trust REIT	594,860
24,500	PNC Financial Services Group	2,342,200
14,700	Primerica	804,090
50,000	Principal Financial Group	2,730,000
900	Public Storage REIT	192,348
140,200	Regions Financial	1,501,542
5,563	Simon Property Group REIT	1,034,495
38,500	T. Rowe Price Group	2,464,385
27,000	Torchmark	1,712,070
48,851	U.S. Bancorp	2,186,571
16,300	Universal Insurance Holdings	347,190
19,400	Voya Financial	592,670
24,100	Waddell & Reed Financial Class A	378,852
24,900	Weingarten Realty Investors REIT	901,629
235,172	Wells Fargo	10,820,264
2,700	Westwood Holdings Group	139,185
		119,281,939
	Healthcare — 14.3%
90,081	AbbVie	5,024,718
36,016	Aetna	3,866,318
7,400	Allergan (1)	1,546,156
58,317	Amgen	8,232,028
23,700	Anthem	2,888,082
14,700	Becton Dickinson	2,468,277
12,262	Biogen (1)	3,435,567
43,871	Bristol-Myers Squibb	2,233,473
28,300	Cardinal Health	1,943,927
22,000	Celgene (1)	2,247,960
30,200	Cerner (1)	1,769,116
7,800	Chemed	1,103,076
47,400	Chimerix (1)	191,970
4,000	CR Bard	866,720
18,300	Edwards Lifesciences (1)	1,742,526
17,361	Eli Lilly	1,281,936
84,624	Express Scripts Holding (1)	5,703,657
88,704	Gilead Sciences	6,531,276
42,700	Globus Medical Class A (1)	944,951
2,700	Idexx Laboratories (1)	289,278
156,584	Johnson & Johnson	18,162,178
24,200	McKesson	3,077,514
46,369	Medtronic	3,803,185
185,807	Merck	10,910,587
37,500	Myriad Genetics (1)	739,125
401,847	Pfizer	12,742,568
50,721	Quest Diagnostics	4,130,718
31,500	ResMed	1,882,755
5,699	Stryker	657,380
13,300	Taro Pharmaceutical Industries (1)	1,350,083
5,500	Thermo Fisher Scientific	808,665
7,900	U.S. Physical Therapy	449,510
10,000	United Therapeutics (1)	1,200,700
69,400	UnitedHealth Group	9,808,302
4,300	Varian Medical Systems (1)	390,139
6,900	VCA (1)	424,074
6,608	Waters (1)	919,437
23,100	Zoetis Class A	1,104,180
		126,872,112
	Industrials — 10.5%
24,335	3M	4,022,575
14,400	Alaska Air Group	1,039,968
76,700	AMETEK	3,382,470
23,100	Applied Materials	671,748
10,100	Boeing	1,438,543
19,700	BorgWarner	706,048
2,900	Carlisle	304,065
14,900	Caterpillar	1,243,554
39,400	CH Robinson Worldwide	2,683,928
14,600	CSX	445,446
35,400	Cummins	4,524,828
30,900	Danaher	2,427,195
53,000	Delta Air Lines	2,213,810
29,600	Deluxe	1,811,520
5,000	Douglas Dynamics	160,500
19,500	Dover	1,304,355
11,494	Dun & Bradstreet	1,435,026
15,100	EnerSys	983,463

The accompanying notes are an integral part of the financial statements.

Shares		Value $

29,400	Expeditors International of Washington	1,513,218
58,500	Fastenal	2,280,330
16,400	Fluor	852,636
15,450	Fortive	788,723
301,089	General Electric	8,761,690
39,391	Honeywell International	4,320,405
19,600	Huntington Ingalls Industries	3,162,656
9,000	IDEX	777,960
19,800	Illinois Tool Works	2,248,686
21,500	JetBlue Airways (1)	375,820
25,100	Kla-Tencor	1,885,261
35,700	Knoll	772,548
8,000	L-3 Communications Holdings Class 3	1,095,520
21,700	Lockheed Martin	5,346,446
8,700	ManpowerGroup	668,160
17,300	MSC Industrial Direct Class A	1,259,440
13,500	Northrop Grumman	3,091,500
29,300	Parker Hannifin	3,596,575
34,400	Raytheon	4,699,384
36,100	Robert Half International	1,350,862
16,300	Snap-on	2,511,830
32,700	Southwest Airlines	1,309,635
14,400	Toro	689,472
49,400	Union Pacific	4,356,092
10,564	United Parcel Service Class B	1,138,377
15,195	United Technologies	1,552,929
6,300	Verisk Analytics Class A (1)	513,765
17,300	Wabtec	1,337,463
		93,056,425
	Information Technology — 20.7%
11,900	Adobe Systems (1)	1,279,369
13,449	Alphabet Class A (1)	10,892,345
14,594	Alphabet Class C (1)	11,449,577
27,900	Amdocs	1,630,755
268,373	Apple	30,471,070
30,100	Automatic Data Processing	2,620,506
11,100	Broadcom	1,890,108
58,700	CA	1,804,438
356,985	Cisco Systems	10,952,300
17,100	Citrix Systems (1)	1,450,080
49,900	Cognizant Technology Solutions Class A (1)	2,562,365
12,800	CSG Systems International	486,784
62,900	eBay (1)	1,793,279
94,400	Facebook Class A (1)	12,365,456
16,500	Fiserv (1)	1,624,920
3,800	FleetCor Technologies (1)	666,140
25,200	FLIR Systems	829,584
17,000	Hewlett Packard Enterprise	381,990
150,733	HP	2,184,121
327,374	Intel	11,415,531
64,994	International Business Machines	9,988,928
12,600	Intuit	1,370,124
10,800	j2 Global	768,420
9,800	Kulicke & Soffa Industries (1)	129,752
32,700	Mastercard Class A	3,499,554
30,800	Maxim Integrated Products	1,220,604
379,050	Microsoft	22,712,676
41,400	NetApp	1,405,116
12,000	NVIDIA	853,920
237,081	Oracle	9,108,652
29,100	PayPal Holdings (1)	1,212,306
122,477	QUALCOMM	8,416,619
5,200	Symantec	130,156
7,600	Synaptics (1)	396,112
56,500	Syntel (1)	1,135,650
30,200	Teradata (1)	814,192
31,322	Texas Instruments	2,219,164
20,300	Total System Services	1,012,564
70,800	Visa Class A	5,841,708
96,400	Western Union	1,934,748
11,500	Xilinx	585,005
10,700	Yahoo! (1)	444,585
		183,951,273
	Materials — 2.4%
1,091	AdvanSix (1)	17,412
35,400	Bemis	1,724,688
18,300	Celanese Class A	1,334,436
1,900	Chase	129,865
109,600	Dow Chemical	5,897,576
25,700	Eastman Chemical	1,848,087
13,100	International Paper	589,893
16,100	Newmont Mining	596,344
37,100	Nucor	1,812,335
39,000	Packaging Corp. of America	3,217,500
10,800	Reliance Steel & Aluminum	742,824
11,400	Schweitzer-Mauduit International	420,774
40,100	Sonoco Products	2,016,629
30,000	Steel Dynamics	823,800
21,700	Stillwater Mining (1)	289,044
3,400	Terra Nitrogen LP	352,716
		21,813,923
	Real Estate — 0.4%
800	American Tower Class A REIT	93,752
29,800	Chesapeake Lodging Trust REIT	646,958
23,400	Corrections Corp. of America REIT	338,130
12,400	EPR Properties REIT	901,728
9,400	Life Storage REIT	758,110

The accompanying notes are an integral part of the financial statements.

Shares		Value $

29,400	RLJ Lodging Trust REIT	579,768
47,000	Summit Hotel Properties REIT	610,530
		3,928,976
	Telecommunication Services — 1.9%
247,527	AT&T	9,106,518
154,030	Verizon Communications	7,408,843
		16,515,361
	Utilities — 2.0%
128,400	AES	1,511,268
2,900	Ameren	144,855
5,100	American Electric Power	330,684
25,700	Consolidated Edison	1,941,635
8,400	Edison International	617,232
101,571	Emerson Electric	5,147,618
13,600	Entergy	1,002,048
27,500	Exelon	936,925
14,900	Great Plains Energy	423,756
15,800	NextEra Energy	2,022,400
12,900	PG&E	801,348
52,200	Public Service Enterprise Group	2,196,576
6,500	Sempra Energy	696,150
30,800	Vivint Solar (1)	95,480
		17,867,975
	Total United States	843,235,114
	TOTAL COMMON STOCK (Cost $690,061,631)	876,738,970

	TOTAL INVESTMENTS — 98.6% (Cost $690,061,631)	876,738,970

	OTHER ASSETS LESS LIABILITIES — 1.4%	12,832,159

	NET ASSETS — 100%	$889,571,129

(1)         Denotes non-income producing security.

The open futures contracts held by the Fund at October 31, 2016, are as follows:

	Number of		Unrealized
Type of	Contracts	Expiration	Appreciation
Contract	Long (Short)	Date	(Depreciation)
S&P 500 Index E-MINI	37	Dec-2016	$(39,213)

The accompanying notes are an integral part of the financial statements.

A summary of the outstanding forward foreign currency contracts held by the Fund at October 31, 2016, is as follows:

						Unrealized
						Appreciation
Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		(Depreciation)
Canadian Imperial Bank of Commerce	12/07/16	CAD	14,879,235	USD	11,140,454	$44,367
Standard Chartered	11/02/16	CAD	14,879,235	USD	11,298,864	205,720
						$250,087

CAD — Canadian Dollar

LP — Limited Partnership

REIT — Real Estate Investment Trust

S&P — Standard & Poor’s

USD — United States Dollar

The following is a summary of the inputs used as of October 31, 2016, in valuing the Fund’s investments carried at value:

Investments in Securities (1)	Level 1	Level 2	Level 3	Total
Common Stock (2)	$876,738,970	$—	$—	$876,738,970
Total Investments in Securities	$876,738,970	$—	$—	$876,738,970

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures — Unrealized Depreciation	$(39,213)	$—	$—	$(39,213)
Forwards — Unrealized Appreciation	—	250,087	—	250,087
Total Other Financial Instruments	$(39,213)	$250,087	$—	$210,874

(1)            There were no transfers between levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

(2)            All securities in this category are Level 1 securities. For a detailed break-out by classification, please refer to the Schedule of Investments.

The accompanying notes are an integral part of the financial statements.

Schroder Emerging Markets Multi-Cap Equity Fund

Schedule of Investments

October 31, 2016

Shares		Value $

	COMMON STOCK — 91.2%
	Brazil — 4.9%
23,865	BTG Pactual Group (1)	122,016
1,000	CETIP - Mercados Organizados	14,057
4,800	Cia de Saneamento Basico do Estado de Sao Paulo (1)	50,677
1,700	Cia de Saneamento de Minas Gerais-COPASA (1)	17,554
1,900	Cia Hering	11,607
7,800	Cia Paranaense de Energia ADR	88,998
9,000	Cosan Industria e Comercio	120,423
500	Embraer ADR (1)	10,695
11,300	Energias do Brasil	54,128
10,523	Engie Brasil Energia	134,801
5,600	Eternit (1)	2,719
7,801	Ez Tec Empreendimentos e Participacoes	40,471
3,600	Gerdau ADR	12,348
2,700	Grendene	16,613
12,600	MRV Engenharia e Participacoes	48,553
6,700	Multiplus	91,180
4,200	Petroleo Brasileiro ADR (1)	49,014
13,300	QGEP Participacoes	22,917
14,800	Qualicorp	95,653
3,300	Smiles	60,376
16,400	Transmissora Alianca de Energia Eletrica	105,840
13,700	Vale (1)	94,939
		1,265,579
	Chile — 1.4%
3,137	Empresas CMPC (1)	6,795
16,000	Enersis ADR	138,720
26,911	Enersis Chile ADR	133,748
2,400	Sociedad Quimica y Minera de Chile ADR	70,224
		349,487
	China — 13.6%
5,300	51job ADR (1)	180,200
1,500	AAC Technologies Holdings	14,312
55,000	Agricultural Bank of China Class H	23,190
1,200	Alibaba Group Holding ADR (1)	122,028
48,500	Anhui Conch Cement Class H	134,452
2,489	Autohome ADR (1)	58,367
495,000	Bank of China Class H	222,112
23,000	Changshouhua Food	11,863
2,600	Changyou.com ADR (1)	68,770
92,000	China Child Care (1)	6,524
120,000	China Communications Services Class H	71,330
203,000	China Construction Bank Class H	148,673
108,000	China Creative Global Holdings	6,963
49,000	China Life Insurance Class H	121,686
322,000	China Lumena New Materials (1)(2)(3)	—
4,600	China Pacific Insurance Group Class H	16,637
270,000	China Petroleum & Chemical Class H	196,698
54,500	China Shenhua Energy Class H	113,419
91,000	China Shineway Pharmaceutical Group	93,751
90,000	Consun Pharmaceutical Group	52,569
168,000	Dongfeng Motor Group Class H	174,812
16,500	Great Wall Motor Class H (1)	16,105
85,000	Haitian International Holdings	175,358
31,000	Hengan International Group	246,823
371,000	Industrial & Commercial Bank of China Class H	223,397
96,000	Jiangsu Expressway Class H	130,714
1,000	KongZhong ADR (1)	6,680
88,000	Pacific Online	21,899
40,000	Ping An Insurance Group of China Class H	211,204
630,000	Sihuan Pharmaceutical Holdings Group	151,092
69,000	Sinopec Engineering Group Class H	61,032
26,500	SOHO China (1)	13,702
1,100	Sohu.com (1)	41,173
9,300	Tencent Holdings	246,783
53,000	Weichai Power Class H	80,092
55,000	Xingda International Holdings	22,835
600	Xunlei ADR (1)	2,886
34,000	Zhejiang Expressway Class H	35,642
		3,525,773
	Colombia — 0.3%
15,437	Cemex Latam Holdings (1)	57,399
2,500	Ecopetrol ADR (1)	21,725
		79,124
	Czech Republic — 0.7%
3,308	CEZ	62,345
2,563	Komercni Banka	93,882
34	Philip Morris CR	16,793
		173,020
	Egypt — 0.6%
4,304	Alexandria Mineral Oils	19,194
1,944	Eastern Tobacco	45,892
4,735	Egyptian International Pharmaceutical Industrial	38,189

The accompanying notes are an integral part of the financial statements.

Shares		Value $

71,256	Orascom Telecom Media And Technology Holding SAE (1)	4,494
52,104	Telecom Egypt	51,400
		159,169
	Greece — 0.3%
1,656	Athens Water Supply & Sewage	9,816
480	JUMBO	6,824
8,333	OPAP	71,077
		87,717
	Hong Kong — 8.6%
146,000	Belle International Holdings	88,479
50,000	Boyaa Interactive International (1)	29,140
5,000	China Animal Healthcare (1)(2)(3)	—
202,000	China BlueChemical	39,069
146,000	China Lesso Group Holdings	107,116
59,000	China Lilang	33,321
140,000	China Medical System Holdings	218,785
18,000	China Merchants China Direct Investments	26,412
21,000	China Mobile	240,583
78,000	China Overseas Land & Investment	240,873
84,000	China Travel International Investment Hong Kong	24,261
36,000	CIMC Enric Holdings	15,086
117,000	CNOOC	148,899
4,000	COSCO SHIPPING Ports	3,971
45,000	Geely Automobile Holdings	46,418
16,000	Goldlion Holdings	6,375
13,000	Goldpac Group	3,855
172,000	Guangdong Investment	259,922
12,000	Haier Electronics Group	19,372
18,000	Hua Hong Semiconductor (4)	21,306
135,000	Huabao International Holdings (1)	50,654
91,000	K Wah International Holdings	49,398
5,500	Kingboard Chemical Holdings	16,275
324,000	Kunlun Energy	245,228
9,000	Longfor Properties	11,953
4,800	Qinqin Foodstuffs Group Cayman (1)	1,659
100,000	Real Nutriceutical Group	8,381
102,000	Shenguan Holdings Group	8,286
10,000	Shenzhen Expressway Class H	10,044
122,000	Shougang Fushan Resources Group	26,427
156,000	Sino Biopharmaceutical	109,222
246,000	Universal Health International Group Holding (1)	11,102
18,000	Wasion Group Holdings	10,607
132,000	Xtep International Holdings	58,209
32,000	Yuexiu Transport Infrastructure	21,951
		2,212,639
	Hungary (2) — 1.2%
1,178	MOL Hungarian Oil & Gas	75,557
4,705	OTP Bank	131,854
4,844	Richter Gedeon Nyrt	103,987
		311,398
	India — 2.3%
892	GAIL India GDR	34,611
16,700	Infosys ADR	254,842
3,300	Vedanta ADR	39,798
26,100	Wipro ADR	252,387
		581,638
	Indonesia — 2.7%
261,800	Aneka Tambang (1)	17,958
13,200	Bank Central Asia	15,706
132,200	Bank Negara Indonesia Persero	56,485
636,900	Bank Pembangunan Daerah Jawa Timur	26,114
149,700	Bank Rakyat Indonesia Persero	139,971
15,500	Indocement Tunggal Prakarsa	19,541
74,500	Indofood CBP Sukses Makmur	53,671
574,400	Telekomunikasi Indonesia Persero	185,773
75,100	United Tractors	124,466
333,500	Vale Indonesia (1)	69,522
		709,207
	Kazakhstan — 0.1%
2,436	KazMunaiGas Exploration Production JSC GDR (1)	18,392

	Malaysia — 1.8%
36,200	AFFIN Holdings	18,984
69,200	AMMB Holdings	69,282
18,985	Berjaya Sports Toto	14,437
8,400	British American Tobacco Malaysia	99,158
12,500	Carlsberg Brewery Malaysia	43,445
900	Dutch Lady Milk Industries	12,594
18,800	Heineken Malaysia	76,993
1,300	Hong Leong Financial Group	4,872
47,500	IGB Real Estate Investment Trust REIT	18,343
28,000	JCY International	3,504
32,600	Kossan Rubber Industries	52,455
2,900	Malaysian Pacific Industries	5,468
10,200	Padini Holdings	6,881
12,900	Petronas Chemicals Group	21,526
3,480	Ta Ann Holdings	2,928
33,900	UOA Development	20,849
		471,719

The accompanying notes are an integral part of the financial statements.

Shares		Value $

	Mexico — 0.9%
15,100	Grupo Sanborns	18,782
97,900	Kimberly-Clark de Mexico Class A	210,966
		229,748
	Morocco — 0.4%
53	Ciments du Maroc	6,981
7,235	Maroc Telecom	97,861
		104,842
	Peru — 0.4%
8,400	Cia de Minas Buenaventura ADR	111,636

	Philippines — 0.2%
250,200	Nickel Asia (2)	35,499
300	PLDT ADR	9,540
950	SM Investments (2)	13,169
		58,208
	Poland — 2.0%
1,414	Asseco Poland	18,868
5,224	KGHM Polska Miedz	94,647
3,686	MCI Capital (1)	9,217
188,078	Polskie Gornictwo Naftowe i Gazownictwo	240,655
22,377	Powszechna Kasa Oszczednosci Bank Polski	156,737
		520,124
	Qatar — 0.5%
4,004	Industries Qatar	112,152
539	Qatar Insurance SAQ	12,966
2,169	United Development QSC	11,853
		136,971
	Russia — 4.2%
1,690	Gazprom Neft PAO ADR	24,589
24,439	Gazprom PAO ADR	105,821
4,706	LUKOIL PJSC ADR	228,759
8,593	MegaFon PJSC GDR	81,891
11,353	MMC Norilsk Nickel PJSC ADR	171,828
4,200	Mobile TeleSystems ADR	32,382
1,428	Sistema PJSC FC GDR	10,667
40,211	Surgutneftegas ADR	172,827
6,805	Tatneft PJSC ADR	229,669
1,700	Yandex Class A (1)	33,473
		1,091,906
	South Africa — 12.1%
10,564	AECI	79,756
11,674	African Rainbow Minerals	84,414
1,332	Anglo American Platinum (1)	31,382
3,900	AngloGold Ashanti ADR (1)	53,586
2,695	Astral Foods	24,404
6,658	AVI	46,791
166,244	Corporate Real Estate Fund Nominees Pty REIT	68,181
5,190	Famous Brands	60,538
48,229	FirstRand	172,832
12,900	Gold Fields ADR	53,535
5,300	Harmony Gold Mining ADR	16,801
6,880	Investec	42,427
8,153	Kumba Iron Ore (1)	82,644
6,517	Lewis Group	19,338
15,367	Liberty Holdings	132,145
62,074	Life Healthcare Group Holdings	165,730
71,111	MMI Holdings	119,241
2,886	Mondi	56,398
8,032	Mr Price Group	91,568
29,899	MTN Group	258,040
45,065	Rand Merchant Investment Holdings	134,957
5,592	Reunert	25,588
42,593	RMB Holdings	188,014
53,487	Sanlam	259,268
4,977	Santam	89,362
7,142	Sasol	198,321
3,788	Sibanye Gold	10,324
3,867	Standard Bank Group	41,028
2,114	Tiger Brands	60,201
41,051	Truworths International	217,528
23,758	Vodacom Group	256,279
		3,140,621
	South Korea — 11.6%
464	AtlasBX	21,938
81	CJ O Shopping	11,475
9,354	CKH Food & Health (1)	17,330
332	Daihan Pharmaceutical	8,545
646	Dongyang E&P	7,565
827	e-LITECOM	7,025
307	GS Home Shopping	47,167
1,490	Hana Financial Group	42,711
4,294	Hankook Tire	207,148
654	Hyundai Home Shopping Network	64,871
820	Hyundai Mobis	196,356
535	INTOPS	9,445
308	Kangnam Jevisco	10,027
7,373	Kangwon Land	244,532
4,057	KB Financial Group	149,977
2,186	Korea Electric Power	94,088
52	Korea Zinc	20,677
2,433	KT&G	240,270

The accompanying notes are an integral part of the financial statements.

Shares		Value $

963	LG Chem	207,454
14	LG Household & Health Care	10,033
657	Lotte Chemical	165,649
304	NAVER	227,684
4,896	Partron	38,295
165	Samsung Card	6,950
168	Samsung Electronics	240,640
346	Samsung Electronics GDR	244,103
642	Sebang Global Battery	20,816
4,147	Shinhan Financial Group	158,921
208	Silicon Works	4,863
1,304	SK Telecom	254,703
215	Spigen Korea	9,570
12	Taekwang Industrial	8,799
		2,999,627
	Taiwan — 13.0%
1,000	Advantech	8,144
4,000	Asustek Computer	35,047
26,000	Cathay Financial Holding	33,738
13,000	Cheng Shin Rubber Industry	26,488
11,000	Chicony Electronics	28,164
14,000	Chimei Materials Technology	5,501
86,080	China Life Insurance	79,513
62,000	Chunghwa Telecom	212,184
13,000	Cleanaway	69,207
7,000	Cyberlink	13,952
8,000	Draytek	7,516
5,000	DYNACOLOR	6,654
32,000	E Ink Holdings	27,176
3,600	Elite Advanced Laser	13,119
7,000	Elite Material	19,542
94,000	Far EasTone Telecommunications	222,210
3,057	FLEXium Interconnect	8,709
12,054	Flytech Technology	39,725
26,421	Foxconn Technology	76,691
42,000	Fubon Financial Holding	59,624
3,332	GeoVision	5,015
7,000	Gigabyte Technology	9,216
40,000	Greatek Electronics	50,511
3,000	Holiday Entertainment	4,687
46,200	Hon Hai Precision Industry	124,879
48,000	Inventec	37,569
3,000	KD Holding	16,684
6,120	Kenda Rubber Industrial	9,367
27,000	King’s Town Bank	22,117
20,000	Kinsus Interconnect Technology	46,201
30,149	Lite-On Technology	43,278
1,000	Lotes	2,548
7,000	Lumax International	11,113
16,000	MediaTek	121,683
6,000	Microlife	13,803
4,000	MIN AIK Technology	4,703
9,000	New Era Electronics	6,331
1,000	Nien Made Enterprise	11,598
59,000	Novatek Microelectronics	221,548
15,000	Phison Electronics	106,472
2,000	Polytronics Technology	3,803
2,000	Powertech Technology	5,710
24,000	President Chain Store	179,482
17,000	Quanta Computer	34,477
2,608	Raydium Semiconductor	4,783
13,000	Realtek Semiconductor	44,078
3,000	Senao Networks	12,548
5,000	Shin Zu Shing	15,068
27,000	Simplo Technology	83,419
3,518	Sinmag Equipment	16,499
8,000	Sirtec International	10,039
2,000	Sitronix Technology	7,415
3,000	St. Shine Optical	63,028
38,000	Taiwan Mobile	133,059
9,465	Taiwan Secom	27,144
44,000	Taiwan Semiconductor Manufacturing	262,822
8,500	Taiwan Semiconductor Manufacturing ADR	264,350
7,720	Test Research	9,785
12,000	Thinking Electronic Industrial	23,462
26,000	Transcend Information	71,843
24,000	Tripod Technology	56,811
24,000	TXC	33,501
44,000	Vanguard International Semiconductor	89,792
6,000	Yung Chi Paint & Varnish Manufacturing	14,773
15,000	Yungtay Engineering	21,176
5,000	Zhen Ding Technology Holding	11,392
		3,362,486
	Thailand — 5.3%
53,500	Advanced Info Service NVDR	234,652
31,700	Bangkok Bank NVDR	144,472
2,600	Central Pattana NVDR	4,142
11,500	Delta Electronics Thai	25,795
2,200	Delta Electronics Thai NVDR	4,935
58,000	Hana Microelectronics NVDR	53,032
135,400	LPN Development NVDR	44,105
82,400	Pruksa Real Estate NVDR	54,388
6,900	PTT	68,216
7,600	PTT NVDR	75,137
11,100	PTT Exploration & Production	26,404
66,600	PTT Exploration & Production NVDR	158,424

The accompanying notes are an integral part of the financial statements.

Shares		Value $

14,600	Ratchaburi Electricity Generating Holding NVDR	20,858
17,200	Siam Cement NVDR	245,732
2,500	Siam City Cement NVDR	20,644
17,300	Siam Commercial Bank NVDR	70,935
12,600	Supalai NVDR	8,785
130,600	Thai Beverage	90,587
9,000	Thai Vegetable Oil NVDR	8,615
		1,359,858
	Turkey — 1.2%
1,968	Akcansa Cimento	8,205
22,671	Enka Insaat ve Sanayi	34,582
70,995	Eregli Demir ve Celik Fabrikalari	96,365
7,684	Koza Altin Isletmeleri (1)	43,657
24,806	Koza Anadolu Metal Madencilik Isletmeleri (1)	18,439
34,944	Soda Sanayii	48,561
9,257	TAV Havalimanlari Holding	38,054
8,811	Turk Telekomunikasyon	16,288
		304,151
	United Arab Emirates — 0.4%
12,605	Abu Dhabi Commercial Bank PJSC	21,072
23,983	Dubai Islamic Bank PJSC	34,215
51,085	Emaar Malls PJSC	35,745
7,328	First Gulf Bank PJSC	22,944
		113,976
	United Kingdom — 0.5%
8,395	Anglo American (1)	115,412
1,015	Severstal PJSC GDR	14,311
		129,723
	TOTAL COMMON STOCK (Cost $23,739,344)	23,608,739

	PREFERRED STOCK — 2.9%
	Brazil — 2.9%
31,100	Banco do Estado do Rio Grande do Sul (1)	134,260
2,800	Cia de Gas de Sao Paulo - COMGAS Class A	45,614
4,100	Eucatex Industria e Comercio	3,802
88,360	Itausa - Investimentos Itau	260,762
8,700	Metalurgica Gerdau Class A (1)	12,837
9,000	Petroleo Brasileiro (1)	49,878
4,900	Petroleo Brasileiro Class A ADR (1)	54,194
15,000	Vale Class A (1)	97,180
14,100	Vale Class A ADR (1)	90,804

	TOTAL PREFERRED STOCK (Cost $616,174)	749,331

Principal Amount($) /Shares		Value $

	U.S. TREASURY OBLIGATION (5) — 1.7%
	United States Treasury Bill
438,000	0.301%, 01/26/2017 (Cost $437,685)	437,682

	WARRANTS (1) — 0.0%
	Malaysia — 0.0%
10,566	CB Industrial Product Holding Expires 11/06/19	806
4,950	OSK Holdings Expires 07/22/20	295

	TOTAL WARRANTS (Cost $676)	1,101

	TOTAL INVESTMENTS — 95.8% (Cost $24,793,879)	24,796,853

	OTHER ASSETS LESS LIABILITIES — 4.2%	1,097,864

	NET ASSETS — 100%	$25,894,717

(1)         Denotes non-income producing security.

(2)         Security is fair valued. (See Note 2 in Notes to Financial Statements.)

(3)         Security considered illiquid. On October 31, 2016 the value of the securities amounted to $0, representing 0.0% of the total net assets of the Fund.

(4)         Security exempt from registration under Rule 144A of the Securities Act of 1933.  This security may be resold in transactions exempt from registration normally to qualified institutions.  On October 31, 2016, the value of these securities amounted to $21,306, representing 0.1% of the net assets of the Fund.

(5)         Zero Coupon Security — Rate disclosed is the effective yield at time of purchase.

The accompanying notes are an integral part of the financial statements.

The open futures contracts held by the Fund at October 31, 2016, are as follows:

	Number of		Unrealized
Type of	Contracts	Expiration	Appreciation
Contract	Long (Short)	Date	(Depreciation)
SGX S&P CNX Nifty Index	86	Nov-2016	$(28,304)

A summary of the outstanding forward foreign currency contracts held by the Fund at October 31, 2016, is as follows:

						Unrealized
	Settlement					Appreciation
Counterparty	Date	Currency to Deliver		Currency to Receive		(Depreciation)
Barclays Capital	11/02/16	ZAR	2,634,600	USD	182,104	$(13,287)
Citigroup Global Markets	11/02/16	USD	1,243,178	INR	83,721,836	10,396
Deutsche Bank Securities	11/02/16	TRY	280,422	USD	93,231	2,605
Deutsche Bank Securities	11/02/16	USD	175,078	INR	11,800,250	1,608
HSBC	12/07/16	USD	1,421,777	INR	95,522,086	559
HSBC	12/07/16	ZAR	17,029,780	USD	1,224,750	(28,812)
JPMorgan	11/02/16	ZAR	1,086,000	USD	78,632	(1,910)
Royal Bank of Canada	11/02/16	ZAR	11,484,780	USD	796,072	(55,677)
State Street Bank	11/02/16	USD	93,452	TRY	280,422	(2,825)
State Street Bank	11/02/16	ZAR	1,824,400	USD	130,175	(5,129)
						$(92,472)

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

INR — Indian Rupee

JSC — Joint Stock Company

NVDR — Non Voting Depositary Receipt

PJSC — Private Joint Stock Company

REIT — Real Estate Investment Trust

S&P — Standard & Poor’s

TRY — Turkish Lira

USD — United States Dollar

ZAR — South African Rand

The accompanying notes are an integral part of the financial statements.

The following is a summary of the inputs used as of October 31, 2016, in valuing the Fund’s investments carried at value:

Investments in Securities (1)	Level 1	Level 2	Level 3 (2)	Total
Common Stock
Brazil	$1,265,579	$—	$—	$1,265,579
Chile	349,487	—	—	349,487
China	3,525,773	—	—	3,525,773
Colombia	79,124	—	—	79,124
Czech Republic	173,020	—	—	173,020
Egypt	159,169	—	—	159,169
Greece	87,717	—	—	87,717
Hong Kong	2,212,639	—	—	2,212,639
Hungary	—	311,398	—	311,398
India	581,638	—	—	581,638
Indonesia	709,207	—	—	709,207
Kazakhstan	18,392	—	—	18,392
Malaysia	471,719	—	—	471,719
Mexico	229,748	—	—	229,748
Morocco	104,842	—	—	104,842
Peru	111,636	—	—	111,636
Philippines	9,540	48,668	—	58,208
Poland	520,124	—	—	520,124
Qatar	136,971	—	—	136,971
Russia	1,091,906	—	—	1,091,906
South Africa	3,140,621	—	—	3,140,621
South Korea	2,999,627	—	—	2,999,627
Taiwan	3,362,486	—	—	3,362,486
Thailand	1,333,454	26,404	—	1,359,858
Turkey	304,151	—	—	304,151
United Arab Emirates	113,976	—	—	113,976
United Kingdom	129,723	—	—	129,723
Total Common Stock	23,222,269	386,470	—	23,608,739

Preferred Stock
Brazil	749,331	—	—	749,331
Total Preferred Stock	749,331	—	—	749,331

U.S. Treasury Obligation	—	437,682	—	437,682

Warrants
Malaysia	1,101	—	—	1,101
Total Warrants	1,101	—	—	1,101

Total Investments in Securities	$23,972,701	$824,152	$—	$24,796,853

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures — Unrealized Depreciation	$(28,304)	$—	$—	$(28,304)
Forwards — Unrealized Appreciation	—	15,168	—	15,168
Forwards — Unrealized Depreciation	—	(107,640)	—	(107,640)
Total Other Financial Instruments	$(28,304)	$(92,472)	$—	$(120,776)

The accompanying notes are an integral part of the financial statements.

(1)         Transfers between investment levels may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Fund generally recognizes transfers between the levels as of the beginning and end of the reporting period. As of October 31, 2016, the Fund had securities with a total value of $386,470 transfer from Level 1 to Level 2. The change in level occurred due to a scheduled market holiday.

(2)         A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets.

The accompanying notes are an integral part of the financial statements.

Schroder Emerging Markets Small Cap Fund

Schedule of Investments

October 31, 2016

Shares		Value $

	COMMON STOCK — 95.0%
	Brazil — 4.9%
40,900	AES Tiete Energia	212,573
22,200	CVC Brasil Operadora e Agencia de Viagens	170,742
25,200	Energisa	176,842
40,700	Odontoprev	153,008
30,100	QGEP Participacoes	51,864
		765,029
	China — 14.0%
80,900	Anhui Gujing Distillery Class B	314,501
136,000	Best Pacific International Holdings	112,405
1,039,000	China Dongxiang Group	202,293
6,274	China Lodging Group ADR	269,845
138,000	China Shineway Pharmaceutical Group	142,172
109,000	Haitian International Holdings	224,871
12,582	Hollysys Automation Technologies	250,508
323,500	Li Ning (1)	231,085
158,000	Nexteer Automotive Group	208,207
813,000	Tenwow International Holdings	254,732
		2,210,619
	Colombia — 0.9%
16,128	Grupo Nutresa	135,062

	Georgia — 2.2%
38,967	Georgia Healthcare Group (1)(2)	168,843
10,800	TBC Bank Group (1)	170,396
		339,239
	Greece — 1.4%
18,928	Motor Oil Hellas Corinth Refineries	226,691

	Hong Kong — 1.9%
31,700	ASM Pacific Technology	305,942

	India — 10.9%
11,428	Apollo Hospitals Enterprise (3)	229,633
68,796	Arvind (3)	428,792
11,450	Container of India (3)	235,572
511	Eicher Motors (3)	183,869
58,339	Gateway Distriparks (3)	218,687
7,468	Pfizer	206,356
15,841	Supreme Industries	214,158
		1,717,067
	Indonesia — 3.6%
908,800	Aneka Gas Industri (1)	77,660
103,600	Matahari Department Store	143,117
109,300	United Tractors	181,148
962,225	XL Axiata (1)	162,239
		564,164
	Malaysia — 2.1%
72,700	Bursa Malaysia	149,906
320,400	Karex	186,359
		336,265
	Mexico — 4.2%
38,790	Alsea	144,726
24,289	Grupo Aeroportuario del Pacifico Class B	234,653
39,400	Infraestructura Energetica Nova	174,060
70,059	Inmobiliaria Vesta	105,898
		659,337
	Pakistan — 1.4%
106,100	Habib Bank	226,455

	Philippines (3) — 2.6%
1,113,200	D&L Industries	252,202
101,040	International Container Terminal Services	162,214
		414,416
	Poland — 2.1%
2,748	CCC	139,458
3,847	UNIWHEELS	199,299
		338,757
	Russia — 5.4%
46,109	Globaltrans Investment GDR	223,629
24,887	Lenta GDR (1)	180,680
13,782	Polymetal International	150,305
32,796	TCS Group Holding GDR	296,803
		851,417
	Singapore — 1.1%
135,800	First Resources	177,650

	South Africa — 1.0%
14,915	Foschini Group	153,533

	South Korea — 11.6%
3,498	Cell Biotech	138,636
9,303	Hyundai Livart Furniture	201,223
3,043	KEPCO Plant Service & Engineering	146,000
1,472	Mando	345,408
805	Medy-Tox	286,191

The accompanying notes are an integral part of the financial statements.

Shares		Value $

16,440	Nexen Tire	188,932
3,100	S-1 Corp 1	250,601
15,917	Sung Kwang Bend	131,036
7,051	WONIK IPS (1)	143,577
		1,831,604
	Sri Lanka — 1.4%
223,388	John Keells Holdings	225,049

	Taiwan — 16.8%
263,000	Aerospace Industrial Development	333,360
97,000	Chroma ATE	246,208
239,000	CTCI	351,030
18,000	Eclat Textile	204,769
23,100	Gourmet Master	207,155
55,000	Merida Industry	253,585
16,000	Nien Made Enterprises	185,566
15,466	PChome Online	168,101
51,199	Posiflex Technology	301,767
178,400	ScinoPharm Taiwan	227,258
63,000	Toung Loong Textile Manufacturing	172,685
		2,651,484
	Thailand — 1.9%
34,100	Bumrungrad Hospital	178,307
375,300	LPN Development	122,249
		300,556
	Turkey — 1.4%
7,471	Logo Yazilim Sanayi Ve Ticaret (1)	123,138
12,244	Tofas Turk Otomobil Fabrikasi	92,199
		215,337
	United Arab Emirates — 2.2%
358,465	Aramex PJSC	345,490

	TOTAL COMMON STOCK (Cost $13,230,467)	14,991,163

	PREFERRED STOCK — 2.6%
	Brazil — 2.6%
70,000	Alpargatas (1)	236,184
11,400	Cia Energetica do Ceara Class A	171,143
		407,327
	TOTAL PREFERRED STOCK (Cost $355,271)	407,327

	TOTAL INVESTMENTS — 97.6% (Cost $13,585,738)	15,398,490

	OTHER ASSETS LESS LIABILITIES — 2.4%	386,484

	NET ASSETS — 100%	$15,784,974

(1)    Denotes non-income producing security.

(2)    Security exempt from registration under Rule 144A of the Securities Act of 1933.  This security may be resold in transactions exempt from registration normally to qualified institutions.  On October 31, 2016, the value of these securities amounted to $168,843, representing 1.1% of the net assets of the Fund.

(3)    Security is fair valued. (See Note 2 in Notes to Financial Statements.)

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

PJSC — Private Joint Stock Company

The accompanying notes are an integral part of the financial statements.

The following is a summary of the inputs used as of October 31, 2016, in valuing the Fund’s investments carried at value:

Investments in Securities (1)	Level 1	Level 2	Level 3	Total
Common Stock
Brazil	$765,029	$—	$—	$765,029
China	2,210,619	—	—	2,210,619
Colombia	135,062	—	—	135,062
Georgia	339,239	—	—	339,239
Greece	226,691	—	—	226,691
Hong Kong	305,942	—	—	305,942
India	420,514	1,296,553	—	1,717,067
Indonesia	564,164	—	—	564,164
Malaysia	336,265	—	—	336,265
Mexico	659,337	—	—	659,337
Pakistan	226,455	—	—	226,455
Philippines	—	414,416	—	414,416
Poland	338,757	—	—	338,757
Russia	851,417	—	—	851,417
Singapore	177,650	—	—	177,650
South Africa	153,533	—	—	153,533
South Korea	1,831,604	—	—	1,831,604
Sri Lanka	225,049	—	—	225,049
Taiwan	2,651,484	—	—	2,651,484
Thailand	178,307	122,249	—	300,556
Turkey	215,337	—	—	215,337
United Arab Emirates	345,490	—	—	345,490
Total Common Stock	13,157,945	1,833,218	—	14,991,163

Preferred Stock
Brazil	407,327	—	—	407,327
Total Preferred Stock	407,327	—	—	407,327

Total Investments in Securities	$13,565,272	$1,833,218	$—	$15,398,490

(1)            Transfers between investment levels may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Fund generally recognizes transfers between the levels as of the beginning and end of the reporting period. As of October 31, 2016, the Fund had securities with a total value of $1,833,218 transfer from Level 1 to Level 2. The change in level occurred due to a scheduled market holiday.

The accompanying notes are an integral part of the financial statements.

Schroder Short Duration Bond Fund

Schedule of Investments

October 31, 2016

Principal Amount ($)		Value $

	CORPORATE OBLIGATIONS — 66.0%
	Consumer Discretionary — 5.3%
	Ford Motor Credit LLC
200,000	3.336%, 03/18/21	205,650
300,000	1.816%, 01/09/18 (1)	301,272
	McDonald’s MTN
144,000	2.100%, 12/07/18	145,851
	Newell Brands
121,000	2.600%, 03/29/19	123,438
	Toyota Motor Credit MTN (1)
500,000	1.194%, 01/12/18	500,848
	Walgreens Boots Alliance
74,000	1.750%, 05/30/18	74,355
		1,351,414
	Consumer Staples — 11.8%
	Anheuser-Busch InBev Finance
211,000	1.900%, 02/01/19	212,640
	CVS Health
250,000	1.900%, 07/20/18	252,034
	Danone (2)
314,000	1.691%, 10/30/19	314,345
	Kraft Heinz Foods
245,000	2.800%, 07/02/20	252,280
500,000	2.000%, 07/02/18	503,807
	Kroger
217,000	2.000%, 01/15/19	219,254
	Molson Coors Brewing
164,000	2.100%, 07/15/21	163,530
	Mondelez International Holdings Netherlands BV (2)
200,000	1.625%, 10/28/19	199,529
	Reynolds American
615,000	2.300%, 06/12/18	623,113
	Tyson Foods
250,000	2.650%, 08/15/19	255,566
		2,996,098
	Energy — 6.8%
	Energy Transfer Partners
88,000	2.500%, 06/15/18	88,655
	Enterprise Products Operating LLC
128,000	6.500%, 01/31/19	141,600
	EOG Resources
175,000	5.625%, 06/01/19	191,680
	Kinder Morgan
250,000	3.050%, 12/01/19	256,157
	Phillips 66
365,000	2.950%, 05/01/17	368,725
	Shell International Finance BV (1)
254,000	1.195%, 09/12/19	254,220
	TransCanada PipeLines
435,000	1.625%, 11/09/17	435,840
		1,736,877
	Financials — 24.1%
	American Express Credit MTN
250,000	1.800%, 07/31/18	251,220
	American International Group
151,000	3.300%, 03/01/21	157,857
	Bank of America
745,000	1.750%, 06/05/18	748,807
	Barclays
500,000	2.000%, 03/16/18	501,096
	Capital One
500,000	2.400%, 09/05/19	507,763
	Cooperatieve Rabobank UA
500,000	1.700%, 03/19/18	501,790
	Discover Bank
250,000	2.600%, 11/13/18	254,026
	Goldman Sachs Group
318,000	2.750%, 09/15/20	324,574
34,000	2.000%, 04/25/19	34,354
	HSBC Bank (1) (2)
500,000	1.457%, 05/15/18	500,237
	HSBC USA
125,000	2.000%, 08/07/18	125,584
	JPMorgan Chase MTN
495,000	1.700%, 03/01/18	496,351
	PNC Bank (1)
500,000	1.057%, 08/01/17	500,052
	Prudential Financial MTN
125,000	2.350%, 08/15/19	127,276
	Standard Chartered (2)
379,000	2.400%, 09/08/19	381,568
	UBS Group Funding Jersey (2)
200,000	3.000%, 04/15/21	204,335
	Wells Fargo MTN (1)
500,000	1.512%, 04/23/18	501,615
		6,118,505
	Healthcare — 5.1%
	AbbVie
500,000	1.800%, 05/14/18	501,761
	Actavis Funding SCS
250,000	3.000%, 03/12/20	257,400
	Aetna
166,000	1.700%, 06/07/18	166,502

The accompanying notes are an integral part of the financial statements.

Principal Amount ($)		Value $

	Medtronic
250,000	1.500%, 03/15/18	251,063
	UnitedHealth Group
125,000	1.900%, 07/16/18	126,130
		1,302,856
	Industrials — 2.4%
	General Electric Capital MTN
340,000	4.375%, 09/16/20	373,765
245,000	2.300%, 01/14/19	250,274
		624,039
	Information Technology — 4.3%
	Cisco Systems (1)
252,000	1.194%, 09/20/19	252,480
	Diamond 1 Finance (2)
188,000	3.480%, 06/01/19	192,888
	Microsoft
372,000	2.000%, 11/03/20	377,522
265,000	1.100%, 08/08/19	263,359
		1,086,249
	Materials — 0.1%
	Rio Tinto Finance USA
16,000	2.875%, 08/21/22	16,570

	Telecommunication Services — 4.1%
	AT&T
415,000	2.450%, 06/30/20	417,446
	Verizon Communications
120,000	3.650%, 09/14/18	124,496
500,000	2.625%, 02/21/20	509,887
		1,051,829
	Utilities — 2.0%
	Dominion Resources
40,000	1.600%, 08/15/19	39,935
	NextEra Energy Capital Holdings
120,000	1.649%, 09/01/18	120,268
	Southern
339,000	1.550%, 07/01/18	339,574
		499,777

	TOTAL CORPORATE OBLIGATIONS (Cost $16,618,912)	16,784,214

	U.S. TREASURY OBLIGATIONS — 14.3%
	United States Treasury Notes
1,740,000	1.125%, 07/31/21	1,724,554
160,000	1.125%, 08/31/21	158,606
1,745,000	0.750%, 07/31/18	1,742,615

	TOTAL U.S. TREASURY OBLIGATIONS (Cost $3,639,662)	3,625,775

	ASSET-BACKED SECURITIES — 13.0%
	Cabela’s Credit Card Master Note Trust, Series 2014-2, Class A (1)
500,000	0.974%, 07/15/22	497,747
	Capital One Multi-Asset Execution Trust, Series 2013-A3, Class A3
500,000	0.960%, 09/16/19	499,991
	CLI Funding V LLC, Series 2013-2A (2)
206,570	3.220%, 06/18/28	200,919
	Discover Card Execution Note Trust, Series 2013-A6, Class A6 (1)
500,000	0.974%, 04/15/21	502,187
	Ford Credit Auto Owner Trust, Series 2013-D, Class A3
50,392	0.670%, 04/15/18	50,379
	Harley-Davidson Motorcycle Trust, Series 2014-1, Class A3
352,061	1.100%, 09/15/19	352,054
	SoFi Professional Loan Program LLC, Series 2015-C, Class A1 (1) (2)
348,040	1.575%, 08/27/35	350,186
	Volkswagen Auto Loan Enhanced Trust, Series 2013-1, Class A4
365,535	0.780%, 07/22/19	365,403
	World Financial Network Credit Card Master Trust, Series 2015-A, Class A (1)
500,000	1.015%, 02/15/22	501,218

	TOTAL ASSET-BACKED SECURITIES (Cost $3,321,223)	3,320,084

	MUNICIPAL BONDS — 5.9%
	Florida — 1.0%
	State Board of Administration Finance RB, Series A
245,000	2.163%, 07/01/19	249,292

The accompanying notes are an integral part of the financial statements.

Principal Amount ($)		Value $

	Illinois — 1.6%
	State GO
115,000	5.877%, 03/01/19	123,340
35,000	5.000%, 02/01/18	36,271
	State Toll Authority RB, Series A-2 (1)
255,000	0.640%, 01/01/31	255,000
		414,611
	Massachusetts (1) — 3.0%
	State Water Resources Authority RB, Series Sub A-1
250,000	0.580%, 08/01/37	250,000
	State Water Resources Authority RB, Series Sub A-3
515,000	0.570%, 08/01/37	515,000
		765,000
	New Jersey — 0.3%
	State Transportation Trust Fund Authority RB
60,000	5.000%, 06/15/19	64,634

	TOTAL MUNICIPAL BONDS (Cost $1,486,579)	1,493,537

	TOTAL INVESTMENTS — 99.2% (Cost $25,066,376)	25,223,610

	OTHER ASSETS LESS LIABILITIES — 0.8%	199,965

	NET ASSETS — 100%	$25,423,575

(1)    Variable Rate Security — Rate disclosed is as of October 31, 2016.

(2)    Security exempt from registration under Rule 144A of the Securities Act of 1933.  This security may be resold in transactions exempt from registration normally to qualified institutions.  On October 31, 2016, the value of these securities amounted to $2,344,007, representing 9.2% of the net assets of the Fund.

GO — General Obligation

LLC — Limited Liability Company

MTN — Medium Term Note

RB — Revenue Bond

The following is a summary of the inputs used as of October 31, 2016, in valuing the Fund’s investments carried at value:

Investments in Securities (1)	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$16,784,214	$—	$16,784,214
U.S. Treasury Obligations	—	3,625,775	—	3,625,775
Asset-Backed Securities	—	3,320,084	—	3,320,084
Municipal Bonds	—	1,493,537	—	1,493,537
Total Investments in Securities	$—	$25,223,610	$—	$25,223,610

(1)            There were no transfers between levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

The accompanying notes are an integral part of the financial statements.

Schroder Total Return Fixed Income Fund

Schedule of Investments

October 31, 2016

Principal Amount †		Value $

	CORPORATE OBLIGATIONS — 49.2%
	Consumer Discretionary — 4.8%
	Ford Motor Credit LLC
260,000	5.000%, 05/15/18	272,267
710,000	1.816%, 01/09/18 (1)	713,011
550,000	1.724%, 12/06/17	550,226
	General Motors Financial
1,000,000	3.700%, 11/24/20	1,031,539
370,000	3.200%, 07/06/21	373,922
	George Washington University
205,000	3.485%, 09/15/22	217,875
	Home Depot
455,000	2.625%, 06/01/22	470,013
	L Brands
205,000	6.875%, 11/01/35	218,325
	Newell Brands
190,000	3.850%, 04/01/23	201,910
	Viacom
250,000	5.850%, 09/01/43	281,346
	VTR Finance BV (2)
200,000	6.875%, 01/15/24	209,750
	Walgreens Boots Alliance
260,000	1.750%, 05/30/18	261,347
		4,801,531
	Consumer Staples — 3.4%
	Anheuser-Busch InBev Finance
535,000	2.650%, 02/01/21	547,474
	Kraft Heinz Foods
425,000	4.375%, 06/01/46	432,807
600,000	3.500%, 07/15/22	632,992
	Marfrig Holdings Europe BV (2)
215,000	6.875%, 06/24/19	222,525
	Molson Coors Brewing
205,000	3.000%, 07/15/26	203,635
	Mondelez International Holdings Netherlands BV (1) (2)
985,000	1.492%, 10/28/19	987,176
	SUPERVALU
287,000	7.750%, 11/15/22	292,740
		3,319,349
	Energy — 7.3%
	ConocoPhillips (1)
1,250,000	1.147%, 05/15/18	1,246,094
	Continental Resources
302,000	5.000%, 09/15/22	296,715
	Crestwood Midstream Partners
275,000	6.250%, 04/01/23	279,812
	Devon Energy
265,000	5.000%, 06/15/45	257,431
	Energy Transfer Partners
615,000	4.150%, 10/01/20	644,286
	Ensco
563,000	5.750%, 10/01/44	378,617
	Kinder Morgan
250,000	4.300%, 06/01/25	260,282
	Kinder Morgan Energy Partners
390,000	4.250%, 09/01/24	402,743
	Marathon Petroleum
55,000	5.000%, 09/15/54	47,428
	Noble Energy
1,000,000	4.150%, 12/15/21	1,061,961
	Petroleos Mexicanos MTN
170,000	4.500%, 01/23/26	164,645
	Sabine Pass Liquefaction LLC
150,000	5.625%, 03/01/25	159,285
	Shell International Finance BV (1)
990,000	1.195%, 09/12/19	991,276
	Targa Resources Partners
200,000	6.750%, 03/15/24	215,000
	Valero Energy
530,000	3.400%, 09/15/26	519,805
	Williams Partners
340,000	4.300%, 03/04/24	349,623
		7,275,003
	Financials — 23.0%
	Aflac
240,000	2.400%, 03/16/20	245,645
	Ally Financial
220,000	3.250%, 09/29/17	221,513
	American Express
34,000	8.125%, 05/20/19	39,336
	American International Group
350,000	3.300%, 03/01/21	366,255
	Bank of America MTN
85,000	7.625%, 06/01/19	97,102
275,000	5.625%, 07/01/20	308,046
500,000	4.000%, 01/22/25	514,994
215,000	3.950%, 04/21/25	221,114
555,000	3.300%, 01/11/23	571,679

The accompanying notes are an integral part of the financial statements.

Principal Amount †		Value $

	Bank of New York Mellon (1)
415,000	4.625%, 12/29/49	406,202
	Barclays Bank (2)
1,170,000	10.179%, 06/12/21	1,480,802
	BBVA Banco Continental (2)
240,000	3.250%, 04/08/18	244,680
	Bear Stearns LLC MTN (1)
200,000	1.201%, 11/21/16	200,055
	Capital One Bank USA
400,000	3.375%, 02/15/23	409,154
	Citigroup
450,000	4.300%, 11/20/26	470,561
595,000	3.875%, 03/26/25	609,627
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
745,000	3.950%, 11/09/22	782,037
	Credit Suisse Group Funding Guernsey (2)
735,000	3.450%, 04/16/21	749,346
	Credit Suisse NY
775,000	1.700%, 04/27/18	774,754
	Danske Bank (1) (2)
610,000	1.421%, 09/06/19	610,940
	Discover Financial Services
455,000	3.750%, 03/04/25	459,335
	Fidelity & Guaranty Life Holdings (2)
410,000	6.375%, 04/01/21	411,025
	FMS Wertmanagement AoeR
825,000	1.625%, 11/20/18	833,172
	Goldman Sachs Group
600,000	2.600%, 04/23/20	610,391
	Goldman Sachs Group MTN (1)
360,000	2.429%, 11/29/23	365,701
	HSBC Bank USA
700,000	4.875%, 08/24/20	755,752
	HSBC Holdings
290,000	4.250%, 08/18/25	298,157
635,000	2.358%, 01/05/22 (1)	638,345
	JPMorgan Chase
475,000	6.000%, 10/01/17	494,826
250,000	3.875%, 09/10/24	261,535
395,000	2.700%, 05/18/23	396,523
	M&T Bank (1)
475,000	5.125%, 12/29/49	479,156
	Manufacturers & Traders Trust
355,000	6.625%, 12/04/17	374,181
	MetLife
169,000	7.717%, 02/15/19	192,369
	Moody’s
136,000	5.500%, 09/01/20	152,723
	Morgan Stanley MTN
250,000	4.350%, 09/08/26	265,957
300,000	3.750%, 02/25/23	317,177
675,000	2.125%, 04/25/18	680,181
	Norddeutsche Landesbank Girozentrale (2)
400,000	2.000%, 02/05/19	404,838
	Prudential Financial MTN
37,000	7.375%, 06/15/19	42,334
10,000	6.000%, 12/01/17	10,484
	Regions Bank
420,000	2.250%, 09/14/18	423,544
	Royal Bank of Scotland Group
560,000	3.875%, 09/12/23	549,091
	S&P Global
243,000	4.000%, 06/15/25	261,083
	Sparebank 1 Boligkreditt (2)
1,000,000	1.750%, 11/15/19	1,005,036
	Standard Chartered (2)
570,000	3.950%, 01/11/23	568,134
	Standard Chartered MTN (2)
575,000	1.700%, 04/17/18	573,666
	UBS (2)
440,000	2.250%, 03/30/17	441,662
	UBS MTN
590,000	1.375%, 06/01/17	590,292
	Unum Group
145,000	3.000%, 05/15/21	147,330
	Wells Fargo Capital X
405,000	5.950%, 12/15/36	435,375
		22,763,217
	Healthcare — 3.5%
	AbbVie
100,000	3.200%, 11/06/22	103,010
	Actavis Funding SCS
410,000	3.450%, 03/15/22	426,168
	Aetna
342,000	2.800%, 06/15/23	347,071
	Boston Scientific
320,000	2.650%, 10/01/18	326,332
	EMD Finance LLC (2)
1,000,000	2.400%, 03/19/20	1,013,331
	HCA
200,000	4.750%, 05/01/23	208,750

The accompanying notes are an integral part of the financial statements.

Principal Amount †		Value $

	Shire Acquisitions Investments Ireland DAC
1,045,000	2.400%, 09/23/21	1,038,084
		3,462,746
	Industrials — 1.7%
	Barrick North America Finance LLC
77,000	4.400%, 05/30/21	84,198
	Fly Leasing
430,000	6.375%, 10/15/21	441,825
	General Electric Capital MTN
79,000	6.875%, 01/10/39	115,929
	Lockheed Martin
700,000	2.500%, 11/23/20	718,801
	Meritor
330,000	6.250%, 02/15/24	327,112
		1,687,865
	Information Technology — 1.0%
	Diamond 1 Finance (2)
445,000	5.450%, 06/15/23	477,182
	Microsoft
500,000	2.400%, 08/08/26	491,031
		968,213
	Materials — 0.6%
	Barrick
276,000	4.100%, 05/01/23	297,119
	BHP Billiton Finance USA (1) (2)
260,000	6.250%, 10/19/75	282,425
		579,544
	Real Estate — 1.2%
	American Tower REIT
800,000	2.800%, 06/01/20	817,575
	Crown Castle International
140,000	3.700%, 06/15/26	143,678
	Ventas Realty REIT
245,000	3.125%, 06/15/23	248,648
		1,209,901
	Telecommunication Services — 0.7%
	AT&T
163,000	3.900%, 03/11/24	170,947
227,000	3.400%, 05/15/25	226,674
	Cox Communications (2)
117,000	3.350%, 09/15/26	115,618
	Verizon Communications
150,000	3.650%, 09/14/18	155,690
		668,929
	Utilities — 2.0%
	Berkshire Hathaway Energy
185,000	5.750%, 04/01/18	196,375
	Dominion Resources
155,000	1.600%, 08/15/19	154,852
	Dynegy
130,000	7.625%, 11/01/24	125,125
70,000	7.375%, 11/01/22	67,856
	Exelon
93,000	2.450%, 04/15/21	94,063
	Fermaca Enterprises S de RL (2)
305,188	6.375%, 03/30/38	318,921
	Mexico Generadora de Energia (2)
190,276	5.500%, 12/06/32	194,320
	Southern
535,000	2.950%, 07/01/23	550,809
	Suburban Propane Partners
300,000	5.750%, 03/01/25	307,500
		2,009,821

	TOTAL CORPORATE OBLIGATIONS (Cost $47,998,438)	48,746,119

	U.S. TREASURY OBLIGATIONS (3) — 19.9%
	United States Treasury Inflation Indexed Bonds
1,119,471	1.000%, 02/15/46	1,187,639
346,017	0.750%, 02/15/45	348,229
2,265,824	0.125%, 07/15/26	2,273,319
	United States Treasury Notes
820,600	2.500%, 02/15/46	805,342
1,480,000	2.500%, 05/15/46	1,452,944
2,677,400	2.250%, 11/15/25	2,777,227
1,365,000	1.625%, 05/15/26	1,340,899
2,688,000	1.500%, 08/15/26	2,607,887
330,000	1.375%, 04/30/21	331,225
1,415,000	1.125%, 06/30/21	1,403,254
3,867,000	1.125%, 08/31/21	3,833,314
320,000	0.750%, 08/31/18	319,438
990,000	0.750%, 07/15/19	984,334

	TOTAL U.S. TREASURY OBLIGATIONS (Cost $19,767,106)	19,665,051

The accompanying notes are an integral part of the financial statements.

Principal Amount †		Value $

	ASSET-BACKED SECURITIES — 12.5%
	AmeriCredit Automobile Receivables Trust, Series 2013-1, Class C
63,961	1.570%, 01/08/19	64,018
	AmeriCredit Automobile Receivables Trust, Series 2013-5, Class C
680,000	2.290%, 11/08/19	684,179
	ARL Second LLC, Series 2014-1A, Class A2 (2)
775,000	3.970%, 06/15/44	757,173
	BA Credit Card Trust, Series 2007-A11, Class A11 (1)
100,000	0.605%, 12/15/19	99,981
	BA Credit Card Trust, Series 2014-A1, Class A (1)
170,000	0.904%, 06/15/21	170,575
	Barclays Dryrock Issuance Trust, Series 2014-3, Class A
151,000	2.410%, 07/15/22	155,152
	Cabela’s Credit Card Master Note Trust, Series 2014-2, Class A (1)
106,000	0.974%, 07/15/22	105,522
	CarFinance Capital Auto Trust, Series 2015-1A, Class A (2)
153,862	1.750%, 06/15/21	154,145
	Chase Issuance Trust, Series 2013-A9, Class A (1)
200,000	0.955%, 11/16/20	200,625
	Citi Held For Asset Issuance, Series 2015-PM1, Class A (2)
70,172	1.850%, 12/15/21	70,158
	Consumer Credit Origination Loan Trust, Series 2015-1, Class A (2)
35,819	2.820%, 03/15/21	35,868
	CPS Auto Receivables Trust, Series 2014-C, Class A (2)
146,994	1.310%, 02/15/19	147,026
	Credit-Based Asset Servicing and Securitization LLC, Series 2003-CB4, Class AF1
19,158	5.000%, 03/25/31	18,765
	Cronos Containers Program, Series 2013-1A, Class A (2)
162,500	3.080%, 04/18/28	157,445
	DT Auto Owner Trust, Series 2014-1A, Class C (2)
55,357	2.640%, 10/15/19	55,408
	DT Auto Owner Trust, Series 2014-2A, Class C (2)
183,901	2.460%, 01/15/20	184,255
	Element Rail Leasing II LLC, Series 2015-1A, Class A2 (2)
1,085,000	3.585%, 02/19/45	1,074,561
	Flagship Credit Auto Trust, Series 2014-1, Class B (2)
160,000	2.550%, 02/18/20	160,447
	Flagship Credit Auto Trust, Series 2015-2, Class A (2)
676,219	1.980%, 10/15/20	675,696
	Global SC Finance, Series 2013-1A, Class A (2)
416,000	2.980%, 04/17/28	401,834
	Global SC Finance, Series 2014-1A, Class A1 (2)
282,875	3.190%, 07/17/29	271,864
	Harley-Davidson Motorcycle Trust, Series 2014-1, Class A3
159,836	1.100%, 09/15/19	159,849
	OneMain Financial Issuance Trust, Series 2014-1A, Class A (2)
461,427	2.430%, 06/18/24	461,721
	OneMain Financial Issuance Trust, Series 2014-2A, Class A (2)
328,680	2.470%, 09/18/24	329,757
	OneMain Financial Issuance Trust, Series 2015-1A, Class A (2)
520,000	3.190%, 03/18/26	526,040
	Prestige Auto Receivables Trust, Series 2014-1A, Class B (2)
310,000	1.910%, 04/15/20	311,361
	Santander Drive Auto Receivables Trust, Series 2013-3, Class C
150,957	1.810%, 04/15/19	151,317

The accompanying notes are an integral part of the financial statements.

Principal Amount †		Value $

	Santander Drive Auto Receivables Trust, Series 2013-5, Class C
750,166	2.250%, 06/17/19	753,221
	Santander Drive Auto Receivables Trust, Series 2014-1, Class C
815,000	2.360%, 04/15/20	819,533
	Santander Drive Auto Receivables Trust, Series 2014-2, Class C
505,000	2.330%, 11/15/19	508,808
	SpringCastle America Funding LLC, Series 2016-AA, Class A (2)
360,000	3.050%, 04/25/29	363,960
	Springleaf Funding Trust, Series 2015-AA, Class A (2)
850,000	3.160%, 11/15/24	858,804
	Synchrony Credit Card Master Note Trust, Series 2012-2, Class A
200,000	2.220%, 01/15/22	203,188
	Synchrony Credit Card Master Note Trust, Series 2012-3, Class A (1)
100,000	0.985%, 03/15/20	100,117
	Trinity Rail Leasing LLC, Series 2013-1A, Class A (2)
182,054	3.898%, 07/15/43	179,918
	United Auto Credit Securitization Trust, Series 2015-1, Class C (2)
136,093	2.250%, 06/17/19	136,240
	Volkswagen Auto Loan Enhanced Trust, Series 2014-1, Class A3
115,179	0.910%, 10/22/18	115,048
	Westlake Automobile Receivables Trust, Series 2014-1A, Class C (2)
56,378	1.700%, 11/15/19	56,391
	World Financial Network Credit Card Master Trust, Series 2015-A, Class A (1)
635,000	1.015%, 02/15/22	636,547
	World Omni Auto Receivables Trust, Series 2014-A, Class A3
75,563	0.940%, 04/15/19	75,544

	TOTAL ASSET-BACKED SECURITIES (Cost $12,417,775)	12,392,061

	U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS — 8.6%
	Federal Home Loan Mortgage Corporation — 3.3%
	FHLMC
577,930	3.500%, 05/01/46	607,832
783,689	3.000%, 06/01/46	807,732
1,496,574	3.000%, 09/01/46	1,542,488
	FHLMC Gold
99,329	4.500%, 10/01/24	102,155
171,059	3.000%, 01/01/43	178,056
	FHLMC IO REMIC
3	1135.002%, 01/15/22 (1)	35
		3,238,298
	Federal National Mortgage Corporation — 3.5%
	FNMA
59,559	5.000%, 10/01/29	65,963
199,800	3.211%, 06/01/42 (1)	207,641
108,412	3.000%, 05/01/43	112,230
362,157	3.000%, 06/01/43	374,912
130,977	3.000%, 07/01/43	135,164
593,527	3.000%, 07/01/46	611,767
998,858	3.000%, 10/01/46	1,029,554
	FNMA TBA
900,000	3.000%, 11/15/42	926,648
		3,463,879
	Government National Mortgage Corporation — 1.8%
	GNMA (1)
276,996	2.603%, 04/16/54	285,273
2,428,906	1.324%, 08/16/55	192,445
1,613,832	0.872%, 02/16/48	76,558

The accompanying notes are an integral part of the financial statements.

Principal Amount †			Value $

1,416,408		0.836%, 10/16/44	44,607
10,472,556		0.808%, 08/16/54	507,331
2,246,695		0.803%, 07/16/54	115,841
3,634,364		0.667%, 06/16/52	130,384
		GNMA IO (1)
2,491,275		0.846%, 12/16/51	143,539
2,135,920		0.730%, 01/16/54	116,868
1,733,010		0.588%, 08/16/52	55,024
3,648,713		0.567%, 12/16/53	155,783
			1,823,653
		TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (Cost $9,070,546)	8,525,830

		MUNICIPAL BONDS — 2.6%
		Florida — 1.2%
		Hurricane Catastrophe Fund Finance RB, Series A
1,130,000		2.995%, 07/01/20	1,177,698

		Massachusetts — 1.0%
		State Water Resources Authority RB, Series Sub A-3 (1)
990,000		0.570%, 08/01/37	990,000

		Ohio — 0.1%
		American Municipal Power RB, Series B
40,000		8.084%, 02/15/50	64,465

		Pennsylvania — 0.3%
		Philadelphia Authority for Industrial Development RB
350,000		3.964%, 04/15/26	353,255

		TOTAL MUNICIPAL BONDS
		(Cost $2,531,451)	2,585,418

		SOVEREIGN GOVERNMENTS — 2.3%
		Brazil Notas do Tesouro Nacional Serie F
BRL	1,645,000	10.000%, 01/01/19	502,123
		Brazilian Government International Bond
490,000		5.625%, 02/21/47	470,400
		Mexican Bonos
MXN	13,915,000	8.000%, 06/11/20	788,195
		Province of Manitoba Canada
185,000		9.625%, 12/01/18	214,140
		Saudi Government International Bond MTN (2)
295,000		2.375%, 10/26/21	294,359

		TOTAL SOVEREIGN GOVERNMENTS (Cost $2,615,686)	2,269,217

		COMMERCIAL MORTGAGE-BACKED OBLIGATIONS (1) (2) — 1.7%
		BAMLL Commercial Mortgage Securities Trust, Series 2014-ICTS, Class A
360,000		1.324%, 06/15/28	359,675
		Commercial Mortgage Trust, Series 2014-TWC, Class A
355,000		1.377%, 02/13/32	354,798
		GP Portfolio Trust, Series 2014-GPP, Class A
487,685		1.474%, 02/15/27	487,969
		LSTAR Commercial Mortgage Trust, Series 2014-2, Class B
205,000		4.205%, 01/20/41	206,858
		SCCG Trust, Series 2013-SRP1, Class A
220,000		1.924%, 11/15/26	218,470

		TOTAL COMMERCIAL MORTGAGE-BACKED OBLIGATIONS (Cost $1,627,677)	1,627,770

		COLLATERALIZED MORTGAGE OBLIGATIONS (1) — 0.6%
		FREMF Mortgage Trust, Series KF02, Class B (2)
206,431		3.522%, 12/25/45	207,153

The accompanying notes are an integral part of the financial statements.

Principal Amount †/ Number of Contracts		Value $

	Impac Secured Assets Trust, Series 2006-1, Class 2A2
120,514	0.935%, 05/25/36	109,936
	Impac Secured Assets Trust, Series 2006-2, Class 2M1
130,000	1.025%, 08/25/36	108,471
	Thornburg Mortgage Securities Trust, Series 2005-1, Class A3
206,525	2.373%, 04/25/45	207,374

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $637,957)	632,934

	EXCHANGE TRADED PURCHASED OPTION (4) — 0.0%
115	U.S. 5-Year Treasury Future Put, Expires: 11/28/16, Strike Price: $120.00 (Cost $21,578)	12,578

	TOTAL INVESTMENTS — 97.4% (Cost $96,688,214)	96,456,978

	OTHER ASSETS LESS LIABILITIES — 2.6%	2,548,490

	NET ASSETS — 100%	$99,005,468

†            In U.S. Dollars unless otherwise indicated.

(1)    Variable Rate Security — Rate disclosed is as of October 31, 2016.

(2)    Security exempt from registration under Rule 144A of the Securities Act of 1933.  This security may be resold in transactions exempt from registration normally to qualified institutions.  On October 31, 2016, the value of these securities amounted to $19,810,731, representing 20.0% of the net assets of the Fund.

(3)    Security, or a portion of this security, has been pledged as collateral on open derivative positions and mortgage dollar rolls.

(4)    Denotes non-income producing security.

The accompanying notes are an integral part of the financial statements.

The open futures contracts held by the Fund at October 31, 2016, are as follows:

	Number of		Unrealized
Type of	Contracts	Expiration	Appreciation
Contract	Long (Short)	Date	(Depreciation)
90-Day Euro$	(156)	Dec-2017	$(219,845)
90-Day Euro$	98	Mar-2017	259
Euro-Bund	(54)	Dec-2016	136,918
U.S. 2-Year Treasury Note	(40)	Dec-2016	13,028
U.S. 5-Year Treasury Note	19	Dec-2016	(12,246)
U.S. 10-Year Treasury Note	42	Dec-2016	(22,712)
U.S. Long Treasury Bond	47	Dec-2016	(313,025)
U.S. Ultra Long Treasury Bond	(9)	Dec-2016	102,639
			$(314,984)

Asummary of the outstanding forward foreign currency contracts held by the Fund at October 31, 2016, is as follows:

						Unrealized
						Appreciation
Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		(Depreciation)
Goldman Sachs	01/09/17	MXN	7,000,000	USD	365,654	$(1,821)

A list of the open centrally cleared swap agreements held by the Fund at October 31, 2016 is as follows:

Credit Default Swaps — Buy Protection

						Premiums	Unrealized
					Notional	Paid	Appreciation
Reference Entity	Fixed Rate	Counterparty	Maturity	Currency	Amount	(Received)	(Depreciation)
Cdx.Na.Hy S27 5Year	5.00%	Morgan Stanley	12/20/21	USD	1,200,000	$(43,505)	$2,372
Cdx.Na.Ig S27 5Year	1.00%	Morgan Stanley	12/20/21	USD	1,200,000	(14,261)	1,644
Cdx.Na.Ig S27 5Year	1.00%	Morgan Stanley	12/20/21	USD	5,645,000	(58,186)	(1,165)
						$(115,952)	$2,851

The accompanying notes are an integral part of the financial statements.

BRL — Brazilian Real

Cdx.Na.Hy — Credit Derivatives Index - High Yield

Cdx.Na.Ig — Credit Derivatives Index - Investment Grade

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

IO — Interest Only

LLC — Limited Liability Company

MTN — Medium Term Note

MXN — Mexican Peso

RB — Revenue Bond

REMIC — Real Estate Mortgage Investment Conduit

REIT — Real Estate Investment Trust

TBA — To Be Announced

USD — United States Dollar

The following is a summary of the inputs used as of October 31, 2016, in valuing the Fund’s investments carried at value:

Investments in Securities (1)	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$48,746,119	$—	$48,746,119
U.S. Treasury Obligations	—	19,665,051	—	19,665,051
Asset-Backed Securities	—	12,392,061	—	12,392,061
U.S. Government Mortgage-Backed Obligations	—	8,525,830	—	8,525,830
Municipal Bonds	—	2,585,418	—	2,585,418
Sovereign Governments	—	2,269,217	—	2,269,217
Commercial Mortgage-Backed Obligations	—	1,627,770	—	1,627,770
Collateralized Mortgage Obligations	—	632,934	—	632,934
Exchange-Traded Purchased Option	12,578	—	—	12,578
Total Investments in Securities	$12,578	$96,444,400	$—	$96,456,978

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures — Unrealized Appreciation	$252,844	$—	$—	$252,844
Futures — Unrealized Depreciation	(567,828)	—	—	(567,828)
Forwards — Unrealized Depreciation	—	(1,821)	—	(1,821)
Credit Default Swaps — Unrealized Appreciation	—	4,016	—	4,016
Credit Default Swaps — Unrealized Depreciation	—	(1,165)	—	(1,165)
Total Other Financial Instruments	$(314,984)	$1,030	$—	$(313,954)

(1)            There were no transfers between levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

The accompanying notes are an integral part of the financial statements.

Schroder Long Duration Investment-Grade Bond Fund

Schedule of Investments

October 31, 2016

Principal Amount ($)		Value $

	CORPORATE OBLIGATIONS — 50.5%
	Consumer Discretionary — 2.4%
	21st Century Fox America
308,000	4.750%, 09/15/44	328,434
	McDonald’s MTN
327,000	4.875%, 12/09/45	367,563
	Newell Brands
400,000	5.375%, 04/01/36	464,060
	Time Warner
570,000	4.850%, 07/15/45	607,732
		1,767,789
	Consumer Staples — 6.5%
	Altria Group
800,000	5.375%, 01/31/44	979,643
	Anheuser-Busch InBev Finance
665,000	4.900%, 02/01/46	762,308
	CVS Health
652,000	5.125%, 07/20/45	763,642
	Kraft Heinz Foods
390,000	6.500%, 02/09/40	510,290
404,000	5.200%, 07/15/45	454,695
	Molson Coors Brewing
289,000	4.200%, 07/15/46	290,146
	Reynolds American
191,000	8.125%, 05/01/40	266,452
646,000	5.850%, 08/15/45	806,245
		4,833,421
	Energy — 5.8%
	ConocoPhillips
400,000	4.300%, 11/15/44	401,180
	Energy Transfer Partners
400,000	5.150%, 03/15/45	373,782
	Ensco
261,000	5.750%, 10/01/44	175,522
	Enterprise Products Operating LLC
505,000	5.100%, 02/15/45	538,023
	Halliburton
346,000	5.000%, 11/15/45	379,511
	Kinder Morgan
501,000	5.550%, 06/01/45	521,902
	Marathon Petroleum
132,000	5.000%, 09/15/54	113,827
250,000	4.750%, 09/15/44	221,924
	Noble Energy
400,000	5.050%, 11/15/44	405,121
	Plains All American Pipeline
400,000	4.900%, 02/15/45	381,281
	TransCanada PipeLines
541,000	7.625%, 01/15/39	802,014
		4,314,087
	Financials — 17.3%
	Aflac
549,000	6.450%, 08/15/40	727,418
	American International Group
406,000	4.375%, 01/15/55	382,207
168,000	3.900%, 04/01/26	176,315
	Bank of America
824,000	6.000%, 10/15/36	1,040,589
	Bank of America MTN
300,000	5.000%, 01/21/44	344,873
500,000	3.950%, 04/21/25	514,218
	Citigroup
982,000	4.600%, 03/09/26	1,049,982
	Cooperatieve Rabobank UA MTN
563,000	5.250%, 05/24/41	690,135
940,000	3.375%, 05/21/25	991,828
	HSBC Bank USA
423,000	7.000%, 01/15/39	562,548
	JPMorgan Chase
1,744,000	4.950%, 06/01/45	1,921,184
	MetLife
495,000	5.875%, 02/06/41	615,977
	Morgan Stanley MTN
475,000	4.300%, 01/27/45	499,479
	Prudential Financial MTN
476,000	6.200%, 11/15/40	602,659
	Standard Chartered (1)
416,000	5.700%, 03/26/44	434,328
	Unum Group
693,000	5.750%, 08/15/42	773,455
	Wells Fargo
1,291,000	5.606%, 01/15/44	1,517,223
		12,844,418
	Healthcare — 4.7%
	AbbVie
545,000	4.700%, 05/14/45	564,516
	Actavis Funding SCS
160,000	4.850%, 06/15/44	169,929
489,000	4.550%, 03/15/35	506,446
	Aetna
440,000	4.375%, 06/15/46	448,033
	Anthem
925,000	4.625%, 05/15/42	969,486

The accompanying notes are an integral part of the financial statements.

Principal Amount ($)		Value $

	Medtronic
713,000	4.625%, 03/15/45	808,665
		3,467,075
	Industrials — 4.0%
	Burlington Northern Santa Fe
700,000	4.150%, 04/01/45	742,558
	GE Capital International Funding Unlimited
911,000	4.418%, 11/15/35	995,636
	Lockheed Martin
494,000	4.700%, 05/15/46	562,566
	Union Pacific
630,000	4.150%, 01/15/45	675,885
		2,976,645
	Information Technology — 1.9%
	Apple
277,000	4.375%, 05/13/45	295,026
	Microsoft
236,000	4.450%, 11/03/45	260,135
	Visa
738,000	4.300%, 12/14/45	825,278
		1,380,439
	Materials — 2.9%
	Barrick North America Finance LLC
712,000	5.700%, 05/30/41	817,211
	Dow Chemical
182,000	9.400%, 05/15/39	289,665
	Glencore Finance Canada (1)
267,000	6.000%, 11/15/41	269,203
	International Paper
600,000	4.800%, 06/15/44	613,165
	Monsanto
172,000	4.700%, 07/15/64	162,737
		2,151,981
	Telecommunication Services — 3.4%
	AT&T
917,000	4.500%, 05/15/35	913,136
640,000	4.350%, 06/15/45	589,426
	Verizon Communications
1,040,000	4.672%, 03/15/55	1,018,311
		2,520,873
	Utilities — 1.6%
	Sempra Energy
393,000	6.000%, 10/15/39	494,188
	Southern
670,000	4.400%, 07/01/46	710,567
		1,204,755
	TOTAL CORPORATE OBLIGATIONS (Cost $34,600,506)	37,461,483

	U.S. TREASURY OBLIGATIONS — 47.0%
	United States Treasury Bonds
297,000	4.625%, 02/15/40	411,809
1,650,000	4.500%, 02/15/36	2,243,936
11,086,100	4.375%, 05/15/40	14,879,630
3,341,300	2.500%, 02/15/46	3,279,172
7,517,700	2.500%, 05/15/46	7,380,269
3,438,000	2.250%, 11/15/25	3,566,186
1,263,000	1.625%, 05/15/26	1,240,700
1,987,000	1.500%, 08/15/26	1,927,779

	TOTAL U.S. TREASURY OBLIGATIONS (Cost $35,751,628)	34,929,481

	ASSET-BACKED SECURITY — 1.1%
	Citibank Credit Card Issuance Trust, Series 2007-A3, Class A3
602,000	6.150%, 06/15/39 (Cost $787,627)	852,700

	TAXABLE MUNICIPAL BOND — 0.6%
	California — 0.6%
	University of California RB, Series AD
400,000	4.858%, 05/15/2112 (Cost $397,107)	419,440

	TOTAL INVESTMENTS — 99.2% (Cost $71,536,868)	73,663,104

	OTHER ASSETS LESS LIABILITIES — 0.8%	569,240

	NET ASSETS — 100%	$74,232,344

(1)    Security exempt from registration under Rule 144A of the Securities Act of 1933.  This security may be resold in transactions exempt from registration normally to qualified institutions.  On October 31, 2016, the value of these securities amounted to $703,531, representing 0.9% of the net assets of the Fund.

The accompanying notes are an integral part of the financial statements.

LLC — Limited Liability Company

MTN — Medium Term Note

RB — Revenue Bond

The following is a summary of the inputs used as of October 31, 2016, in valuing the Fund’s investments carried at value:

Investments in Securities (1)	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$37,461,483	$—	$37,461,483
U.S. Treasury Obligations	—	34,929,481	—	34,929,481
Asset-Backed Security	—	852,700	—	852,700
Taxable Municipal Bond	—	419,440	—	419,440
Total Investments in Securities	$—	$73,663,104	$—	$73,663,104

(1)            There were no transfers between levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Statements of Assets and Liabilities

October 31, 2016

	North American Equity Fund	Emerging Markets Multi- Cap Equity Fund
ASSETS
Investments in securities, at value — Note 2	$876,738,970	$24,796,853
Cash	8,999,245	1,239,828
Foreign currency	2	19,412
Receivable for Fund shares sold	94,965,990	1,700
Receivable for securities sold	2,359,230	36,593
Dividends and tax reclaims receivable	744,107	15,438
Prepaid expenses	16,851	29,934
Due from Investment Advisor — Note 3	—	35,410
Unrealized appreciation on spot foreign currency contracts	—	31,423
Unrealized appreciation on forward foreign currency contracts	250,087	15,168
Initial margin for futures contracts	183,150	56,760
Initial margin for centrally cleared swap contracts	—	—
Interest receivable	—	—
Variation margin receivable for centrally cleared swap contracts	—	—
Variation margin receivable for futures contracts	—	—
TOTAL ASSETS	984,257,632	26,278,519

LIABILITIES
Payable for securities purchased	94,241,380	106,492
Unrealized depreciation on spot foreign currency contracts	44,649	1,935
Variation margin payable for futures contracts	6,105	11,266
Income distributions payable	—	—
Accrued foreign capital gains tax	—	11,601
Unrealized depreciation on forward foreign currency contracts	—	107,640
Payable for Fund shares redeemed	83,745	—
Investment Advisory fees payable — Note 3	169,621	21,974
Audit fees payable	37,900	41,800
Legal fees payable	27,910	7,280
Sub-administration fees payable — Note 3	8,821	2,184
Distribution fees payable, Advisor Shares — Note 3	62	163
Trustees’ fees payable — Note 6	—	—
Shareholder Servicing Fees, Investor Class — Note 3	—	436
Shareholder Servicing Fees, Advisor Class — Note 3	—	55
Accrued expenses and other liabilities	66,310	70,976
TOTAL LIABILITIES	94,686,503	383,802
NET ASSETS	$889,571,129	$25,894,717
Cost of securities	$690,061,631	$24,793,879
Cost of foreign currency	$2	$19,789

The accompanying notes are an integral part of the financial statements.

	Emerging Markets Small Cap Fund	Short Duration Bond Fund	Total Return Fixed Income Fund	Long Duration Investment-Grade Bond Fund
ASSETS
Investments in securities, at value — Note 2	$15,398,490	$25,223,610	$96,456,978	$73,663,104
Cash	582,382	559,146	2,458,685	696,839
Foreign currency	36,184	—	65,091	—
Receivable for Fund shares sold	—	56	6,739	—
Receivable for securities sold	—	—	500,029	—
Dividends and tax reclaims receivable	6,754	—	7,343	—
Prepaid expenses	12,768	12,864	23,507	12,689
Due from Investment Advisor — Note 3	21,821	16,972	16,897	23,307
Unrealized appreciation on spot foreign currency contracts	704	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	—
Initial margin for futures contracts	—	—	314,750	—
Initial margin for centrally cleared swap contracts	—	—	115,744	—
Interest receivable	—	104,722	628,572	926,934
Variation margin receivable for centrally cleared swap contracts	—	—	6,828	—
Variation margin receivable for futures contracts	—	—	39,564	—
TOTAL ASSETS	16,059,103	25,917,370	100,640,727	75,322,873

LIABILITIES
Payable for securities purchased	163,194	414,483	1,466,854	411,878
Unrealized depreciation on spot foreign currency contracts	63	—	—	—
Variation margin payable for futures contracts	—	—	17,598	—
Income distributions payable	—	—	17,107	—
Accrued foreign capital gains tax	12,168	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	1,821	—
Payable for Fund shares redeemed	—	—	7,716	579,289
Investment Advisory fees payable — Note 3	16,801	6,258	20,955	21,210
Audit fees payable	40,322	39,400	40,400	34,200
Legal fees payable	7,016	7,265	9,207	8,604
Sub-administration fees payable — Note 3	1,335	2,144	8,329	6,373
Distribution fees payable, Advisor Shares — Note 3	—	—	370	—
Trustees’ fees payable — Note 6	—	35	44	41
Shareholder Servicing Fees, Investor Class — Note 3	—	—	6,618	3,214
Shareholder Servicing Fees, Advisor Class — Note 3	—	—	89	—
Accrued expenses and other liabilities	33,230	24,210	38,151	25,720
TOTAL LIABILITIES	274,129	493,795	1,635,259	1,090,529
NET ASSETS	$15,784,974	$25,423,575	$99,005,468	$74,232,344
Cost of securities	$13,585,738	$25,066,376	$96,688,214	$71,536,868
Cost of foreign currency	$36,195	$—	$66,215	$—

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Statements of Assets and Liabilities

October 31, 2016

	North American Equity Fund	Emerging Markets Multi- Cap Equity Fund
NET ASSETS
Capital paid-in	$658,820,214	$29,732,453
Undistributed (distributions in excess of) net investment income	12,987,946	36,565
Accumulated net realized gain (loss) on investments, futures, swap contracts, options and foreign currency transactions	30,919,450	(3,772,613)
Accrued foreign capital gains tax on appreciated securities	—	(11,601)
Net unrealized appreciation (depreciation) on investments and purchased options	186,677,339	2,974
Net unrealized appreciation (depreciation) on futures, swap contracts, forward foreign currency contracts and foreign currency translations	166,180	(93,061)
NET ASSETS	$889,571,129	$25,894,717
Net Assets:
R6	$ N/A	$17,642,184
Investor	889,399,860	7,334,790
Advisor	171,269	917,743
Total shares outstanding end of period:
R6	N/A	1,990,966
Investor	60,150,507	826,699
Advisor	11,645	103,567
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)
R6	$ N/A	$8.86
Investor	14.79	8.87
Advisor	14.71	8.86

N/A — R6 and Advisor Shares currently not offered in these Funds.

The accompanying notes are an integral part of the financial statements.

	Emerging Markets Small Cap Fund	Short Duration Bond Fund	Total Return Fixed Income Fund	Long Duration Investment-Grade Bond Fund
NET ASSETS
Capital paid-in	$13,324,855	$25,257,413	$100,569,269	$69,898,280
Undistributed (distributions in excess of) net investment income	114,788	4,385	(229,347)	30,224
Accumulated net realized gain (loss) on investments, futures, swap contracts, options and foreign currency transactions	544,181	4,543	(784,421)	2,177,604
Accrued foreign capital gains tax on appreciated securities	(12,168)	—	—	—
Net unrealized appreciation (depreciation) on investments and purchased options	1,812,752	157,234	(231,236)	2,126,236
Net unrealized appreciation (depreciation) on futures, swap contracts, forward foreign currency contracts and foreign currency translations	566	—	(318,797)	—
NET ASSETS	$15,784,974	$25,423,575	$99,005,468	$74,232,344
Net Assets:
R6	$15,760,851	$24,416,887	$ N/A	$ N/A
Investor	24,123	1,006,688	97,695,453	74,232,344
Advisor	N/A	N/A	1,310,015	N/A
Total shares outstanding end of period:
R6	1,305,673	2,425,491	N/A	N/A
Investor	2,001	100,001	9,736,484	7,974,854
Advisor	N/A	N/A	130,436	N/A
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)
R6	$12.07	$10.07	$ N/A	$ N/A
Investor	12.06	10.07	10.03	9.31
Advisor	N/A	N/A	10.04	N/A

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Statements of Operations

For the Year Ended October 31, 2016

	North American Equity Fund	Emerging Markets Multi-Cap Equity Fund
INVESTMENT INCOME
Dividend income	$18,178,986	$806,769
Interest income	25,905	1,203
Foreign taxes withheld	(42,965)	(98,090)
TOTAL INCOME	18,161,926	709,882
EXPENSES
Investment Advisory fees — Note 3	1,937,169	236,391
Sub-administration fees — Note 3	100,736	18,891
Trustees fees and expenses — Note 6	32,613	7,673
Distribution fees, Advisor Shares — Note 3	821	2,207
Shareholder Service fees, Investor Shares — Note 3	—	7,999
Shareholder Service fees, Advisor Shares — Note 3	—	1,073
Transfer agent fees	75,824	76,618
Legal fees	72,165	19,185
Printing	62,126	16,349
Audit fees	42,812	46,565
Registration fees	38,198	44,372
Insurance	30,085	7,316
Custodian fees	44,199	107,446
Pricing fees	11,802	26,200
Other	25,248	14,644
TOTAL EXPENSES	2,473,798	632,929
Expenses waived by Investment Advisor — Note 3	—	(236,391)
Reimbursement from Investment Advisor	—	(171,421)
Custody Offset — Note 2	(20,569)	(1,084)
NET EXPENSES	2,453,229	224,033
NET INVESTMENT INCOME	15,708,697	485,849

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,  FUTURES, SWAP CONTRACTS, PURCHASED OPTIONS, PURCHASED SWAPTIONS, WRITTEN OPTIONS, WRITTEN SWAPTIONS AND FOREIGN CURRENCY TRANSACTIONS AND TRANSLATIONS

Net realized gain (loss) on investments sold	32,512,647	(2,669,411)
Net realized gain (loss) on futures	2,686,363	5,132
Net realized loss on swap contracts	—	—
Net realized loss on purchased options	—	—
Net realized loss on purchased swaptions	—	—
Net realized gain on written options	—	—
Net realized gain on written swaptions	—	—
Net realized gain (loss) on foreign currency transactions	268,871	41,033
Net realized gain (loss) on investments, futures, swap contracts, purchased options, purchased swaptions, written options, written swaptions and foreign currency transactions	35,467,881	(2,623,246)
Change in unrealized appreciation (depreciation) on investments	(13,837,859)	4,038,350
Change in unrealized appreciation (depreciation) on futures	(1,481,143)	12,071
Change in unrealized appreciation on purchased options	—	—
Change in unrealized appreciation on swap contracts	—	—
Change in accrued foreign capital gains tax on appreciated securities	—	(5,603)
Change in unrealized appreciation (depreciation) on forward foreign currency contracts and foreign currency translations	172,757	(86,591)
Net change in unrealized appreciation (depreciation) on investments, futures, purchased options, swap contracts, accrued foreign capital gains tax on appreciated securities, forward foreign currency contracts and foreign currency translations	(15,146,245)	3,958,227
NET REALIZED AND UNREALIZED GAIN	20,321,636	1,334,981
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$36,030,333	$1,820,830

The accompanying notes are an integral part of the financial statements.

	Emerging Markets Small Cap Fund	Short Duration Bond Fund	Total Return Fixed Income Fund	Long Duration Investment-Grade Bond Fund
INVESTMENT INCOME
Dividend income	$366,274	$—	$—	$—
Interest income	362	429,698	4,315,351	2,228,837
Foreign taxes withheld	(34,750)	—	(662)	—
TOTAL INCOME	331,886	429,698	4,314,689	2,228,837
EXPENSES
Investment Advisory fees — Note 3	167,300	72,947	337,356	190,200
Sub-administration fees — Note 3	10,715	20,064	107,028	46,229
Trustees fees and expenses — Note 6	7,307	7,727	12,048	8,555
Distribution fees, Advisor Shares — Note 3	—	—	3,468	—
Shareholder Service fees, Investor Shares — Note 3	21	997	106,845	28,818
Shareholder Service fees, Advisor Shares — Note 3	—	—	1,110	—
Transfer agent fees	49,147	53,454	56,876	31,139
Legal fees	14,754	14,665	24,505	20,157
Printing	14,772	12,255	20,062	16,315
Audit fees	52,274	42,400	37,708	36,939
Registration fees	30,975	30,941	33,136	24,071
Insurance	5,566	5,878	11,970	7,146
Custodian fees	33,726	4,441	20,891	5,213
Pricing fees	11,307	5,324	39,060	9,209
Other	5,974	7,437	9,432	8,043
TOTAL EXPENSES	403,838	278,530	821,495	432,034
Expenses waived by Investment Advisor — Note 3	(167,300)	(72,947)	(274,064)	(190,200)
Reimbursement from Investment Advisor	(35,255)	(106,084)	—	(15,881)
Custody Offset — Note 2	(499)	(393)	(4,186)	(1,182)
NET EXPENSES	200,784	99,106	543,245	224,771
NET INVESTMENT INCOME	131,102	330,592	3,771,444	2,004,066

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,  FUTURES, SWAP CONTRACTS, PURCHASED OPTIONS, PURCHASED SWAPTIONS, WRITTEN OPTIONS, WRITTEN SWAPTIONS AND FOREIGN CURRENCY TRANSACTIONS AND TRANSLATIONS

Net realized gain (loss) on investments sold	598,177	22,231	(402,375)	2,220,672
Net realized gain (loss) on futures	—	(14,199)	61,475	—
Net realized loss on swap contracts	—	—	(499,486)	—
Net realized loss on purchased options	—	—	(90,705)	—
Net realized loss on purchased swaptions	—	—	(119,600)	—
Net realized gain on written options	—	—	29,419	—
Net realized gain on written swaptions	—	—	46,310	—
Net realized gain (loss) on foreign currency transactions	(3,312)	—	(368,196)	—
Net realized gain (loss) on investments, futures, swap contracts, purchased options, purchased swaptions, written options, written swaptions and foreign currency transactions	594,865	8,032	(1,343,158)	2,220,672
Change in unrealized appreciation (depreciation) on investments	1,116,637	142,642	2,314,948	1,639,432
Change in unrealized appreciation (depreciation) on futures	—	—	(110,819)	—
Change in unrealized appreciation on purchased options	—	—	25,833	—
Change in unrealized appreciation on swap contracts	—	—	2,851	—
Change in accrued foreign capital gains tax on appreciated securities	4,026	—	—	—
Change in unrealized appreciation (depreciation) on forward foreign currency contracts and foreign currency translations	(273)	—	39,985	—
Net change in unrealized appreciation (depreciation) on investments, futures, purchased options, swap contracts, accrued foreign capital gains tax on appreciated securities, forward foreign currency contracts and foreign currency translations	1,120,390	142,642	2,272,798	1,639,432
NET REALIZED AND UNREALIZED GAIN	1,715,255	150,674	929,640	3,860,104
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,846,357	$481,266	$4,701,084	$5,864,170

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Statements of Changes in Net Assets

For the Year or Period Ended October 31

	North American Equity Fund
	2016	2015
INCREASE (DECREASE) IN NET ASSETS
From Operations:
Net investment income (loss)	$15,708,697	$14,784,198
Net realized gain (loss) on investments, futures and foreign currency transactions	35,467,881	30,400,464
Net change in unrealized appreciation (depreciation) on investments, futures, accrued foreign capital gains tax on appreciated securities, forward foreign currency contracts and foreign currency translations	(15,146,245)	(14,377,635)
Net increase (decrease) in net assets resulting from operations	36,030,333	30,807,027

Dividends and Distributions to Shareholders:
Net investment income:
R6 Shares	N/A	N/A
Investor Shares	(16,583,526)	(14,805,198)
Advisor Shares	(6,217)	(4,534)
Net realized gains:
Investor Shares	(30,235,544)	(27,872,528)
Advisor Shares	(13,345)	(10,273)
Total dividends and distributions	(46,838,632)	(42,692,533)
Share Transactions:
R6 Shares:
Sales of shares	N/A	N/A
Reinvestment of distributions	N/A	N/A
Redemption of shares	N/A	N/A
Redemption fees - Note 5	N/A	N/A
Total increase from R6 Share transactions	N/A	N/A
Investor Shares:
Sales of shares	210,684,241	19,035,498
Reinvestment of distributions	42,402,839	38,885,308
Redemption of shares	(112,770,686)	(92,067,841)
Redemption fees - Note 5	—	—
Total increase (decrease) from Investor Share transactions	140,316,394	(34,147,035)
Advisor Shares:
Sales of shares	11,661	194,532
Reinvestment of distributions	18,015	14,471
Redemption of shares	(177,760)	(175,977)
Redemption fees - Note 5	—	—
Total increase (decrease) from Advisor Share transactions	(148,084)	33,026
Net increase (decrease) in net assets from share transactions	140,168,310	(34,114,009)
Total increase (decrease) in net assets	129,360,011	(45,999,515)
Net Assets
Beginning of year	760,211,118	806,210,633
End of year	$889,571,129	$760,211,118
Undistributed (accumulated net investment loss/distributions in excess of) net investment income	$12,987,946	$13,614,073

N/A — R6 and Advisor Shares currently not offered in these Funds.

The accompanying notes are an integral part of the financial statements.

	Emerging Markets Multi-Cap Equity Fund		Emerging Markets Small Cap Fund
	2016	2015	2016	2015(a)
INCREASE (DECREASE) IN NET ASSETS
From Operations:	$485,849	$607,621	$131,102	$(12,220)
Net investment income (loss)	(2,623,246)	(729,697)	594,865	(65,966)
Net realized gain (loss) on investments, futures and foreign currency transactions	3,958,227	(4,613,063)	1,120,390	680,760
Net change in unrealized appreciation (depreciation) on investments, futures, accrued foreign capital gains tax on appreciated securities, forward foreign currency contracts and foreign currency translations	1,820,830	(4,735,139)	1,846,357	602,574
Net increase (decrease) in net assets resulting from operations

Dividends and Distributions to Shareholders:
Net investment income:
R6 Shares	(497,291)	(364,642)	—	—
Investor Shares	(189,063)	(307,033)	—	—
Advisor Shares	(23,766)	(23,038)	—	—
Net realized gains:
Investor Shares	—	(1,154,537)	—	—
Advisor Shares	—	(54,960)	—	—
Total dividends and distributions	(710,120)	(1,904,210)	—	—
Share Transactions:
R6 Shares:
Sales of shares	723,832	19,610,601	1,814,823	11,501,210
Reinvestment of distributions	22,861	13,332	—	—
Redemption of shares	(608,896)	(387,764)	—	—
Redemption fees - Note 5	1,745	—	—	—
Total increase from R6 Share transactions	139,542	19,236,169	1,814,823	11,501,210
Investor Shares:
Sales of shares	2,735,752	12,650,834	—	20,010
Reinvestment of distributions	167,153	338,073	—	—
Redemption of shares	(4,107,991)	(27,742,887)	—	—
Redemption fees - Note 5	1,194	2,990	—	—
Total increase (decrease) from Investor Share transactions	(1,203,892)	(14,750,990)	—	20,010
Advisor Shares:
Sales of shares	3,000	20,000	N/A	N/A
Reinvestment of distributions	1,806	5,018	N/A	N/A
Redemption of shares	(48,542)	(7,701)	N/A	N/A
Redemption fees - Note 5	—	—	N/A	N/A
Total increase (decrease) from Advisor Share transactions	(43,736)	17,317	N/A	N/A
Net increase (decrease) in net assets from share transactions	(1,108,086)	4,502,496	1,814,823	11,521,220
Total increase (decrease) in net assets	2,624	(2,136,853)	3,661,180	12,123,794
Net Assets
Beginning of year	25,892,093	28,028,946	12,123,794	—
End of year	$25,894,717	$25,892,093	$15,784,974	$12,123,794
Undistributed (accumulated net investment loss/distributions in excess of) net investment income	$36,565	$208,016	$114,788	$(13,056)

(a) Fund commenced operations on August 26, 2015.

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Statements of Changes in Net Assets

For the Year or Period Ended October 31

	Short Duration Bond Fund
	2016	2015(a)
INCREASE (DECREASE) IN NET ASSETS
From Operations:
Net investment income	$330,592	$39,735
Net realized gain (loss) on investments, futures, swap contracts, purchased options, purchased swaptions, written options, written swaptions and foreign currency transactions	8,032	6,823
Net change in unrealized appreciation (depreciation) on investments, futures, purchased options, swap contracts, forward foreign currency contracts and foreign currency translations	142,642	14,592
Net increase (decrease) in net assets resulting from operations	481,266	61,150

Dividends and Distributions to Shareholders:
Net investment income:
R6 Shares	(319,264)	(35,760)
Investor Shares	(12,250)	(1,230)
Advisor Shares	—	—
Net realized gains:
R6 Shares	(7,440)	—
Investor Shares	(310)	—
Advisor Shares	—	—
Return of capital:
Investor Shares	—	—
Advisor Shares	—	—
Total dividends and distributions	(339,264)	(36,990)

Share Transactions:
R6 Shares:
Sales of shares	546,598	24,000,010
Reinvestment of distributions	1,024	—
Redemption of shares	(290,229)	—
Total increase from R6 Share transactions	257,393	24,000,010
Investor Shares:
Sales of shares	—	1,000,010
Reinvestment of distributions	—	—
Issued in connection with in-kind traansfer — Note 9	—	—
Redemption of shares	—	—
Total increase (decrease) from Investor Share transactions	—	1,000,010
Advisor Shares:
Sales of shares	N/A	N/A
Reinvestment of distributions	N/A	N/A
Redemption of shares	N/A	N/A
Total decrease from Advisor Share transactions	N/A	N/A
Net increase (decrease) in net assets from share transactions	257,393	25,000,020
Total increase (decrease) in net assets	399,395	25,024,180
Net Assets
Beginning of year	25,024,180	—
End of year	$25,423,575	$25,024,180
Undistributed (distributions in excess of) net investment income	$4,385	$2,957

(a) Fund commenced investment activities on August 26, 2015.

N/A — R6 and Advisor Shares currently not offered in these Funds.

The accompanying notes are an integral part of the financial statements.

	Total Return Fixed Income Fund		Long Duration Investment-Grade Bond Fund
	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS
From Operations:
Net investment income	$3,771,444	$4,517,420	$2,004,066	$1,041,461
Net realized gain (loss) on investments, futures, swap contracts, purchased options, purchased swaptions, written options, written swaptions and foreign currency transactions	(1,343,158)	1,226,337	2,220,672	616,169)
Net change in unrealized appreciation (depreciation) on investments, futures, purchased options, swap contracts, forward foreign currency contracts and foreign currency translations	2,272,798	(5,554,606)	1,639,432	(2,296,462)
Net increase (decrease) in net assets resulting from operations	4,701,084	189,151	5,864,170	(638,832

Dividends and Distributions to Shareholders:
Net investment income:
R6 Shares	—	—	—	—
Investor Shares	(3,514,532)	(4,493,728)	(1,983,704)	(1,039,408)
Advisor Shares	(33,223)	(46,007)	—	—
Net realized gains:
R6 Shares	—	—	—	—
Investor Shares	(677,828)	—	(655,687)	(3,067,422)
Advisor Shares	(5,501)	—	—	—
Return of capital:
Investor Shares	(127,906)	—	—	—
Advisor Shares	(1,209)	—	—	—
Total dividends and distributions	(4,360,199)	(4,539,735)	(2,639,391)	(4,106,830)

Share Transactions:
R6 Shares:
Sales of shares	N/A	N/A	N/A	N/A
Reinvestment of distributions	N/A	N/A	N/A	N/A
Redemption of shares	N/A	N/A	N/A	N/A
Total increase from R6 Share transactions	N/A	N/A	N/A	N/A
Investor Shares:
Sales of shares	3,480,558	34,845,774	59,374,107	12,918,753
Reinvestment of distributions	3,942,179	4,315,619	2,553,019	3,438,775
Issued in connection with in-kind traansfer — Note 9	—	13,440,626	—	—
Redemption of shares	(93,198,871)	(19,100,817)	(12,002,053)	(15,326,698)
Total increase (decrease) from Investor Share transactions	(85,776,134)	33,501,202	49,925,073	1,030,830
Advisor Shares:
Sales of shares	15,782	215,793	N/A	N/A
Reinvestment of distributions	39,078	44,880	N/A	N/A
Redemption of shares	(273,063)	(1,117,108)	N/A	N/A
Total decrease from Advisor Share transactions	(218,203)	(856,435)	N/A	N/A
Net increase (decrease) in net assets from share transactions	(85,994,337)	32,644,767	49,925,073	1,030,830
Total increase (decrease) in net assets	(85,653,452)	28,294,183	53,149,852	(3,714,832)
Net Assets
Beginning of year	184,658,920	156,364,737	21,082,492	24,797,324
End of year	$99,005,468	$184,658,920	$74,232,344	$21,082,492
Undistributed (distributions in excess of) net investment income	$(229,347)	$181,045	$30,224	$9,862

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Financial Highlights

For the Years or Period Ended October 31,

Selected Per Share Data and Ratios for a Share Outstanding Throughout each Year or Period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gain
North American Equity Fund
Investor Shares
2016	$15.14	$0.27		$0.31		$0.58	$(0.33)	$(0.60)
2015	15.42	0.34		0.21		0.55	(0.29)	(0.54)
2014	13.57	0.27		1.83		2.10	(0.25)	—
2013	10.92	0.24		2.63		2.87	(0.22)	—
2012	9.76	0.18		1.13		1.31	(0.15)	—
Advisor Shares
2016	$15.07	$0.36		$0.16		$0.52	$(0.28)	$(0.60)
2015	15.35	0.28		0.22		0.50	(0.24)	(0.54)
2014	13.51	0.23		1.82		2.05	(0.21)	—
2013	10.87	0.20		2.62		2.82	(0.18)	—
2012	9.73	0.15		1.10		1.25	(0.11)	—

Emerging Markets Multi-Cap Equity Fund
R6 Shares
2016	$8.40	$0.18	(1)	$0.53	†	$0.71	$(0.25)	$—
2015(b)	9.72	0.20	(1)	(1.34)		(1.14)	(0.18)	—
Investor Shares
2016	$8.40	$0.15	(1)	$0.56	†	$0.71	$(0.24)	$—
2015	10.91	0.20	(1)	(1.95	) †	(1.75)	(0.24)	(0.52)
2014	11.36	0.24	(1)	(0.09)		0.15	(0.27)	(0.33)
2013(c)	10.00	0.09	(1)	1.34		1.43	(0.07)	—
Advisor Shares
2016	$8.40	$0.15	(1)	$0.53		$0.68	$(0.22)	$—
2015	10.91	0.18	(1)	(1.96)		(1.78)	(0.21)	(0.52)
2014	11.35	0.21	(1)	(0.08)		0.13	(0.24)	(0.33)
2013(c)	10.00	0.08	(1)	1.33		1.41	(0.06)	—

Emerging Markets Small Cap Fund
R6 Shares
2016	$10.52	$0.11	(1)	$1.44		$1.55	$—	$—
2015(d)	10.00	(0.01	) (1)	0.53		0.52	—	—
Investor Shares
2016	$10.52	$0.10	(1)	$1.44		$1.54	$—	$—
2015(d)	10.00	(0.01	) (1)	0.53		0.52	—	—

†                   Includes redemption fees. Amount was less than $0.01 per share.

(1)             Per share net investment income (loss) calculated using average shares.

(a)              Total returns would have been lower had certain Fund expenses not been waived or reimbursed, as applicable, during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.

(b)             Commenced operations on December 30, 2014. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.

(c)              Commenced operations on June 25, 2013. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.

(d)             Commenced operations on August 26, 2015. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.

The accompanying notes are an integral part of the financial statements.

	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements, Excluding Offsets)	Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Offsets)	Ratio of Net Investment Income (Loss) to Average Net Assets (Including Waivers, Reimbursements and Offsets)	Portfolio Turnover Rate
North American Equity Fund
Investor Shares
2016	$(0.93)	$14.79	4.20%	$889,400	0.32%	0.32%	2.03%	70%
2015	(0.83)	15.14	3.77	759,878	0.32	0.32	1.91	57
2014	(0.25)	15.42	15.75	805,906	0.31	0.31	1.80	48
2013	(0.22)	13.57	26.76	693,207	0.33	0.33	1.96	31
2012	(0.15)	10.92	13.59	541,720	0.36	0.36	1.81	37
Advisor Shares
2016	$(0.88)	$14.71	3.78%	$171	0.67%	0.67%	1.71%	70%
2015	(0.78)	15.07	3.44	333	0.67	0.67	1.56	57
2014	(0.21)	15.35	15.38	305	0.66	0.66	1.45	48
2013	(0.18)	13.51	26.35	205	0.68	0.68	1.64	31
2012	(0.11)	10.87	13.04	191	0.71	0.71	1.46	37

Emerging Markets Multi-Cap Equity Fund
R6 Shares
2016	$(0.25)	$8.86	8.75%	$17,642	0.90%	2.63%	2.16%	67%
2015(b)	(0.18)	8.40	(11.76)	16,592	0.90	2.53	2.49	104
Investor Shares
2016	$(0.24)	$8.87	8.71%	$7,335	1.02%	2.75%	1.83%	67%
2015	(0.76)	8.40	(16.81)	8,389	1.11	2.55	2.07	104
2014	(0.60)	10.91	1.47	26,865	1.25	2.39	2.17	96
2013(c)	(0.07)	11.36	14.28	21,578	1.25	3.42	2.41	40
Advisor Shares
2016	$(0.22)	$8.86	8.35%	$918	1.27%	3.00%	1.79%	67%
2015	(0.73)	8.40	(17.03)	911	1.33	2.87	1.89	104
2014	(0.57)	10.91	1.31	1,164	1.50	2.65	1.93	96
2013(c)	(0.06)	11.35	14.11	1,136	1.50	3.67	2.16	40

Emerging Markets Small Cap Fund
R6 Shares
2016	$—	$12.07	14.73%	$15,761	1.50%	3.01%	0.98%	41%
2015(d)	—	10.52	5.20	12.103	1.50	6.52	(0.57)	5
Investor Shares
2016	$—	$12.06	14.64%	$24	1.60%	3.10%	0.91%	41%
2015(d)	—	10.52	5.20	21	1.65	6.67	(0.72)	5

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Financial Highlights

For the Years or Period Ended October 31 (unless otherwise indicated),

Selected Per Share Data and Ratios for a Share Outstanding Throughout each Year or Period

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gain	Return of Capital
Short Duration Bond Fund
R6 Shares
2016	$10.01	$0.13	(1)	$0.06	$0.19	$(0.13)	$— (2)	$—
2015(b)	10.00	0.02	(1)	0.00 (2)	0.02	(0.01)	—	—
Investor Shares
2016	$10.01	$0.12	(1)	$0.06	$0.18	$(0.12)	$— (2)	$—
2015(b)	10.00	0.01	(1)	0.01	0.02	(0.01)	—	—

Total Return Fixed Income Fund
Investor Shares
2016	$9.97	$0.25		$0.12	$0.37	$(0.26)	$(0.04)	$(0.01)
2015	10.20	0.26		(0.23)	0.03	(0.26)	—	—
2014	9.97	0.27		0.22	0.49	(0.26)	—	—
2013	10.73	0.22		(0.34)	(0.12)	(0.23)	(0.41)	—
2012	10.33	0.26		0.53	0.79	(0.27)	(0.12)	—
Advisor Shares
2016	$9.98	$0.23		$0.12	$0.35	$(0.24)	$(0.04)	$(0.01)
2015	10.21	0.24		(0.23)	0.01	(0.24)	—	—
2014	9.98	0.24		0.22	0.46	(0.23)	—	—
2013	10.74	0.18		(0.33)	(0.15)	(0.20)	(0.41)	—
2012	10.34	0.24		0.52	0.76	(0.24)	(0.12)	—

Long Duration Investment-Grade Bond Fund
Investor Shares
2016	$8.99	$0.32	(1)	$0.53	$0.85	$(0.34)	$(0.19)	$—
2015	10.53	0.36	(1)	(0.24)	0.12	(0.36)	(1.30)	—
2014	9.96	0.44	(1)	1.00	1.44	(0.45)	(0.42)	—
2013†	9.85	0.12	(1)	0.11	0.23	(0.12)	—	—
2013††	11.11	0.46	(1)	(1.05)	(0.59)	(0.46)	(0.21)	—
2012(c)	10.00	0.40	(1)	1.23	1.63	(0.40)	(0.12)	—

†                   August 1, 2013 to October 31, 2013 (See Note 1).

††              For the year ended July 31, 2013.

(1)             Per share net investment income calculated using average shares.

(2)             Amount was less than $0.01 per share.

(a)              Total returns would have been lower had certain Fund expenses not been waived or reimbursed, as applicable, during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.

(b)             Fund commenced operations on August 26, 2015. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.

(c)              Fund commenced investment activities on October 3, 2011. Financial Highlights are for the period October 3, 2011 to July 31, 2012. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.

The accompanying notes are an integral part of the financial statements.

	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements, Excluding Offsets)	Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Offsets)	Ratio of Net Investment Income (Loss) to Average Net Assets (Including Waivers, Reimbursements and Offsets)	Portfolio Turnover Rate
Short Duration Bond Fund
R6 Shares
2016	$(0.13)	$10.07	1.97%	$24,417	0.39%	1.10%	1.32%	59%
2015(b)	(0.01)	10.01	0.25	24,023	0.39	2.51	0.88	22
Investor Shares
2016	$(0.12)	$10.07	1.87%	$1,007	0.49%	1.20%	1.22%	59%
2015(b)	(0.01)	10.01	0.22	1,001	0.54	2.66	0.73	22

Total Return Fixed Income Fund
Investor Shares
2016	$(0.31)	$10.03	3.77%	$97,695	0.40%	0.61%	2.80%	72%
2015	(0.26)	9.97	0.30	183,138	0.40	0.56	2.58	93
2014	(0.26)	10.20	4.97	153,951	0.40	0.53	2.65	319
2013	(0.64)	9.97	(1.23)	141,390	0.40	0.59	2.09	388
2012	(0.39)	10.73	7.79	91,809	0.40	0.75	2.27	524
Advisor Shares
2016	$(0.29)	$10.04	3.51%	$1,310	0.65%	0.86%	2.56%	72%
2015	(0.24)	9.98	0.05	1,521	0.65	0.81	2.29	93
2014	(0.23)	10.21	4.70	2,414	0.65	0.78	2.39	319
2013	(0.61)	9.98	(1.47)	3,699	0.65	0.86	1.83	388
2012	(0.36)	10.74	7.52	4,346	0.65	1.03	2.00	524

Long Duration Investment-Grade Bond Fund
Investor Shares
2016	$(0.53)	$9.31	9.80%	$74,232	0.39%	0.75%	3.48%	160%
2015	(1.66)	8.99	0.94	21,082	0.40	1.05	3.80	126
2014	(0.87)	10.53	15.51	24,797	0.46	0.83	4.38	53
2013†	(0.12)	9.96	2.32	44,782	0.46	1.05	4.75	20
2013††	(0.67)	9.85	(5.68)	44,354	0.46	0.84	4.29	62
2012(c)	(0.52)	11.11	16.87	49,226	0.46	0.97	4.74	66

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Notes to Financial Statements

October 31, 2016

NOTE 1 — ORGANIZATION

Schroder Global Series Trust (“SGST”) is an open-end series management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). SGST was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 27, 2003. SGST has an unlimited number of authorized shares, which consists of one diversified series: Schroder North American Equity Fund (the “SGST Fund” or a “Fund”).

Schroder Series Trust (“SST”) is an open-end series management investment company registered under the Investment Company Act. SST was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 6, 1993. SST has an unlimited number of authorized shares, which are divided into five separate series. Included in this report are Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Emerging Markets Small Cap Fund, Schroder Short Duration Bond Fund, Schroder Total Return Fixed Income Fund and Schroder Long Duration Investment-Grade Bond Fund (each a “Fund,” collectively, the “SST Funds,” and together with the SGST Fund, the “Funds”), all of which are diversified funds.

Schroder Long Duration Investment-Grade Bond Fund commenced operations on October 3, 2011 as a separate series of The Advisors Inner Circle Fund II (formerly known as STW Long Duration Investment-Grade Bond Fund, the “Predecessor Fund”) and was advised by STW Fixed Income Management LLC (“STW”).  On April 2, 2013, Schroder U.S. Holdings Inc., the parent company of Schroder Investment Management North America Inc. (“SIMNA”), acquired all outstanding interests in STW.  Effective June 24, 2013, all assets and liabilities of the STW Long Duration Investment-Grade Bond Fund were acquired by Schroder Long Duration Investment-Grade Bond Fund pursuant to an Agreement and Plan of Reorganization dated May 3, 2013 (the “Fund Merger”).  In the Fund Merger, shareholders of the Predecessor Fund received Investor Shares of the Schroder Long Duration Investment-Grade Bond Fund in exchange for their Institutional Class Shares of the Predecessor Fund.  Because the Schroder Long Duration Investment-Grade Bond Fund had no investment operations prior to the closing of the Fund Merger, and based on the similarity of the Fund to the Predecessor Fund, the Predecessor Fund is treated as the survivor of the Fund Merger for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the Schroder Long Duration Investment-Grade Bond Fund for periods prior to June 24, 2013 is that of the Predecessor Fund.

At a meeting held on May 31, 2016, the Board of Trustees (the “Board”) of SST and Schroder Capital Funds (Delaware) approved the reorganizations (each “a Reorganization”) of the Schroder Funds listed in the table below into the corresponding series of The Hartford Mutual Funds II, Inc. also listed in the table below (the “New Hartford Funds”). At a meeting held on October 13, 2016, shareholders of the Schroder Funds approved the Reorganizations.

Schroder Absolute Return EMD and Currency Fund	Hartford Schroders Emerging Markets Debt and Currency Fund
Schroder Broad Tax-Aware Value Bond Fund	Hartford Schroders Tax-Aware Bond Fund
Schroder Emerging Market Equity Fund	Hartford Schroders Emerging Markets Equity Fund
Schroder Emerging Markets Multi-Sector Bond Fund	Hartford Schroders Emerging Markets Multi-Sector Bond Fund
Schroder International Alpha Fund	Hartford Schroders International Stock Fund
Schroder International Multi-Cap Value Fund	Hartford Schroders International Multi-Cap Value Fund
Schroder Global Multi-Asset Income Fund	Hartford Schroders Income Builder Fund
Schroder Global Strategic Bond Fund	Hartford Schroders Global Strategic Bond Fund
Schroder U.S. Opportunities Fund	Hartford Schroders US Small Cap Opportunities Fund
Schroder U.S. Small and Mid Cap Opportunities Fund	Hartford Schroders US Small/Mid Cap Opportunities Fund

The Reorganizations took place following the close of business on Friday, October 21, 2016.

In addition, at a meeting held on June 16, 2016, the Board of Trustees of SGST and SST approved proposals to transition the Schroder Emerging Markets Small Cap Fund, Schroder Long Duration Investment-Grade Bond Fund, Schroder North American Equity Fund, Schroder Short Duration Bond Fund, and Schroder Total Return Fixed Income Fund (the “Funds”) to the SEI Advisors’ Inner Circle mutual fund platform (the “Transition”), subject to shareholder approval and other conditions.  If the Transition is effected, the members of the Board of The Advisors’ Inner Circle Fund III will succeed the current Trustees of the Funds and overall responsibility to oversee the administration of the Funds will transition to SEI Investments Global Funds Services and its affiliates. If shareholders approve the Transition, the Transition is expected to be effected in the first quarter of 2017.

Schroder Mutual Funds

Notes to Financial Statements (continued)

October 31, 2016

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

The following is a summary of significant accounting policies followed by the Funds, which are in conformity with U.S. GAAP:

VALUATION OF INVESTMENTS: Each Fund calculates the net asset value of its classes of shares by dividing the total value of its assets attributable to that class, less its liabilities attributable to that class, by the number of shares of that class that are outstanding. Each Fund values its shares as of the close of trading on the New York Stock Exchange (the “Exchange”) each day the Exchange is open. Portfolio securities listed on recognized stock exchanges are valued at the last reported sale price on the exchange on which the securities are principally traded, except that NASDAQ official closing prices for all NASDAQ National Market and NASDAQ Small Cap Market Securities are used, where applicable. Securities for which market quotations are readily available are valued at current market value in accordance with the valuation procedures of SST and SGST (the “Trusts”). Securities for which market values are not readily available, or for which Schroder Investment Management North America Inc. (“SIMNA”) believes the market value is unreliable (including, for example, certain foreign securities, thinly-traded securities, IPOs, or securities whose values may have been affected by a particular event), are valued by SIMNA at their fair values pursuant to procedures adopted by the Boards of Trustees of the Trusts. It is possible that fair value prices will be used by a Fund to a significant extent. The value determined for an investment using the Funds’ fair value guidelines may differ from recent market prices for the investment. Certain securities are valued at fair value on the basis of valuations furnished by broker-dealers or other market intermediaries. Market quotations are not readily available for many bonds (excluding most U.S. Treasury securities), certain preferred stocks, tax-exempt securities and certain foreign securities. Such securities are generally fair valued.

Debt securities are priced based upon valuations provided by independent, third-party pricing agents.  Such values generally reflect the last reported sales price if the security is actively traded.  The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market values for such securities.  Such methodologies generally consider factors such as comparable security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations.  On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from a Trust’s primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price.  Each day thereafter, the debt security will be valued according to the Trusts’ fair value procedures until an independent source can be secured.

All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.  In the event such market quotations are not readily available, the security will be valued according to the Trusts’ fair value procedures.  Exchange traded options, including options on indices, are generally valued at the composite mean price or, in the absence of such a mean price, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price.  Options not traded on a securities exchange or board of trade for which market quotations are readily available are valued at the most recently reported mid-market price.  Rights and warrants are valued at the last reported sale price on the exchange on which they are principally traded. Futures are valued at the settlement price established each day by the board of exchange on which they are principally traded.  On days when there is excessive volume or market volatility, the settlement price may not be available at the time at which the Funds calculate their net asset values. On such days, the best available price (which is typically the last sales price) may be used to value the Funds’ futures positions. If rights and warrants are not traded on a particular day, intrinsic value may be used to value the security.  Otherwise, the security will be valued according to the Trusts’ fair value procedures.  Swaps held by the Funds are valued primarily using valuations from independent pricing services, if the swap is not centrally cleared.  In the case of a swap that is centrally cleared, it may be valued at the valuation used by the clearing organization in its determination of applicable margin amounts for the swap.  If no valuation is available using these methods, then valuations can be sought from brokers, or if no broker quotations are available, from the swap counterparty or by reference to daily quoted values for the indices or securities upon which the swap is valued.

Schroder Mutual Funds

Notes to Financial Statements (continued)

October 31, 2016

In the absence of the above, SIMNA’s Pricing Committee (the “Committee”) will determine an appropriate method of valuation, subject to the Trusts’ fair value procedures. The Committee is comprised of officers of the Funds and SIMNA and other responsible personnel of SIMNA.  Other securities and assets for which market quotations are not readily available are valued in accordance with the Trusts’ fair value procedures. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market values at the time a Fund calculates its net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last trade and the time that a Fund calculates its net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, a Committee meeting may be called.

Schroder Emerging Markets Multi-Cap Equity Fund and Schroder Emerging Markets Small Cap Fund use a third-party fair valuation vendor which provides a fair value for securities of companies located in countries outside the Western Hemisphere held by the Funds based on certain factors and methodologies applied by the vendor in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Committee in consultation with the Trustees. Such methodologies generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. The Committee also determines a “confidence interval” that will be used, when the threshold is exceeded, to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security will be fair valued. In the event that the threshold established by the Committee is exceeded on a specific day, the Funds will typically value such securities in their portfolios that exceed the applicable confidence interval based upon the fair values provided by the vendor. A security whose value is adjusted in this manner will be classified as a Level 2 security in the fair value hierarchy.

In accordance with the authoritative guidance under U.S. GAAP, “Fair Value Measurements” defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements and requires disclosure surrounding the various inputs that are used in determining the fair value of the Funds’ investments. These inputs are summarized into the three broad levels listed below.

•                     Level 1 — quoted prices in active markets for identical securities

•                     Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•                     Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

For the purpose of this Fair Value Measurement summary, instruments that have been fair valued by a third-party vendor as discussed above for Schroder Emerging Markets Multi-Cap Equity Fund and Schroder Emerging Markets Small Cap Fund are generally considered Level 2 instruments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For the year ended October 31, 2016, there have been no significant changes to the Funds’ fair valuation methodologies. Fair value measurement classifications are summarized in each Fund’s Schedule of Investments.

FEDERAL INCOME TAXES: It is the intention of each Fund to qualify, or continue to qualify, as a “regulated investment company” by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to Federal income taxes to the extent that, among other things, it distributes substantially all of its taxable income, including realized capital gains, for the fiscal year in a timely manner, to its shareholders in the form of dividends. In addition, as a result of distributing substantially all of their net investment income during each calendar year, capital gains and certain other amounts, if any, the Funds will not be subject to a Federal excise tax. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to

Schroder Mutual Funds

Notes to Financial Statements (continued)

October 31, 2016

determine whether it is “more-likely than-not” (i.e., greater than 50%) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of, and during the year ended October 31, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any tax-related interest or penalties.

INVESTMENT TRANSACTIONS: Investment security transactions are recorded as of trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Capital gain taxes on securities in certain foreign countries are accrued on unrealized appreciation and are due when realized.

INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income and expense is recorded on an accrual basis. Discounts and premiums on fixed income securities are accreted and amortized using the effective interest method. Foreign dividend and interest income amounts and realized capital gains or losses are converted to U.S. dollar equivalents using foreign exchange rates in effect at the date of the transactions. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of costs of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered non-taxable distributions or capital gain distributions.

EXPENSES: Expenses are recorded on an accrual basis. Many of the expenses of the Funds can be directly attributable to a specific Fund. Expenses not directly attributable to a specific Fund are allocated among the Funds based on relative average net assets or another appropriate methodology. Class specific expenses are borne by that class. Fund expenses are pro-rated to the respective classes based on relative net assets.

CLASSES OF SHARES: Income, realized and unrealized gains and losses of a Fund are prorated to the respective classes of shares based on relative net assets.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends and distributions to shareholders from net investment income are declared and distributed at least annually for North American Equity Fund and Emerging Markets Small Cap Fund, quarterly for Schroder Emerging Markets Multi-Cap Equity Fund, and monthly for Schroder Short Duration Bond Fund and Schroder Long Duration Investment-Grade Bond Fund. Schroder Total Return Fixed Income Fund declares dividends to shareholders from net investment income daily and distributes these dividends monthly. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually for each of the Funds.

FOREIGN CURRENCY: Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. Each Fund generally bifurcates that portion of realized gains (losses) on investments in debt securities which is attributed to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses) is included in the “Statements of Operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, these changes are included in the “Statements of Operations” under “Net realized and unrealized gain (loss) on investments.” Each Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes. Certain Funds may enter into forward foreign currency contracts to protect the U.S. dollar value of the underlying portfolio of securities against the effect of possible adverse movements in foreign exchange rates. Certain Funds may also seek to gain currency exposure or otherwise attempt to increase a Fund’s total return by holding such forward foreign currency contracts. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward foreign currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Funds entering into offsetting commitments.

Schroder Mutual Funds

Notes to Financial Statements (continued)

October 31, 2016

WHEN-ISSUED SECURITIES: Certain Funds may purchase securities on a when-issued, delayed delivery, or forward commitment basis, including TBAs, during the period covered by this report. These transactions involve a commitment by the Fund to purchase a security for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions may increase the overall investment exposure for a Fund (and so may create investment leverage) and involve a risk of loss if the value of the securities declines prior to the settlement date.

CONVERTIBLE SECURITIES: Certain Funds may invest in securities that are convertible into preferred and common stocks, and so subject to the risks of investments in both debt and equity securities. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying preferred and common stocks and, therefore, also will react to variations in the general market for equity securities.

FUTURES: Financial futures contracts are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as “variation margin”) are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gain or loss in the Statements of Operations.

Futures contracts are generally utilized in order to hedge against unfavorable changes in the value of securities or otherwise to attempt to increase a Fund’s total return. Futures contracts involve leverage and are subject to market risk that may exceed the amounts recognized in the Statements of Assets and Liabilities. Risks arise from the possible significant movements in prices. The change in value of futures contracts primarily corresponds to the value of the securities or other index or amount underlying the contracts, but may not precisely correlate with the change in value of such securities or other index or amount. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

OPTION/SWAPTION TRANSACTIONS: Certain Funds may purchase and write call and put options on securities, securities indices, swaps (“swaptions”) and foreign currencies, provided such options/swaptions are traded on a national securities exchange or an over-the-counter market. When any of the Funds writes or purchases a covered call or put option/swaption, an amount equal to the premium received is included in that Fund’s statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option/swaption. If an option/swaption expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option/swaption is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option/swaption is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option/swaption, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security or index underlying the written option/swaption. When any of the Funds purchases a call or put option/swaption, an amount equal to the premium paid is included in that Fund’s statement of assets and liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option/swaption. If an option/swaption expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a Fund exercises a call, the cost of the security acquired is increased by the premium paid for the call. If a Fund exercises a put option/swaption, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options/swaptions are non-income producing securities. The option/swaption techniques utilized are generally to hedge against changes in interest rates, foreign currency exchange rates or securities prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by a Fund, to reduce the volatility of the currency exposure associated with an investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets.

Schroder Mutual Funds

Notes to Financial Statements (continued)

October 31, 2016

Written options transactions entered into during the year ended October 31, 2016 are summarized as follows:

	Number of	Premiums
Schroder Total Return Fixed Income Fund	Contracts	Received
Balance at beginning of year	—	$—
Written	63	43,794
Expired	(13)	(9,037)
Closing buys	(50)	(34,757)
Balance at end of year	—	$—

Written swaption transactions entered into during the year ended October 31, 2016 are summarized as follows:

	Notional	Premiums
Schroder Total Return Fixed Income Fund	Amount	Received
Balance at beginning of year	—	$—
Written	10,000,000	46,310
Expired	(10,000,000)	(46,310)
Balance at end of year	—	$—

SWAP AGREEMENTS: Certain Funds may enter into swap agreements, including credit default swaps and interest rate swaps and other types of exchange-traded or over-the-counter transactions with broker-dealers or other financial institutions. Depending on their structures, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The value of a Fund’s swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, or other indices or measures. Swap agreements are privately negotiated in the over-the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”).

In a “credit default” swap transaction, one party pays what is, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in an event of default (or similar events) by a third party on its obligations. Therefore, in a credit default swap, a Fund may pay a premium and, in return, have the right to put certain bonds or loans to the counterparty upon default by the issuer of such bonds or loans (or similar events) and to receive in return the par value of such bonds or loans (or another agreed upon amount). A Fund could also receive the premium referenced above, and be obligated to pay a counterparty the par value of certain bonds or loans upon a default (or similar event) by the issuer. A Fund’s ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the Fund. Under certain circumstances, suitable transactions may not be available to a Fund, or a Fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities. “Interest rate” swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. “Inflation- linked” swaps are used to transfer inflation risk from one party to another through an exchange of cash flows. In an inflation-linked swap, one party pays a fixed rate on a notional principal amount, while the other party pays a floating rate linked to an inflation index, such as the Consumer Price Index. The Funds could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. A Fund’s ability to engage in certain swap transactions may be limited by tax considerations.

Swaps are marked-to-market daily and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statement of Operations. Net payments of interest are recorded as realized gains or losses. Daily changes in valuation of centrally

Schroder Mutual Funds

Notes to Financial Statements (continued)

October 31, 2016

cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities.

Recent legislative and regulatory reforms, including the Dodd-Frank Wall Street Reform and Consumer Protection Act, have resulted in new regulation of swap agreements, including clearing, margin, reporting, recordkeeping and registration requirements. New regulations could, among other things, restrict a Fund’s ability to engage in swap transactions (for example, by making certain types of swap transactions no longer available to a Fund) and/or increase the costs of such swap transactions (for example, by increasing margin or capital requirements), and a Fund may as a result be unable to execute its investment strategies in a manner the Fund might otherwise choose.

CUSTODY OFFSET: The Funds have an arrangement with the custodian whereby interest earned on uninvested cash balances is used to offset a portion of the custodian fees. The amounts are included in custodian fees and custody offset on the Statements of Operations.

NOTE 3 — INVESTMENT ADVISORY FEES, ADMINISTRATION AGREEMENTS AND DISTRIBUTION PLANS

The Funds have entered into investment advisory agreements with Schroder Investment Management North America (“SIMNA”). Under these agreements, SIMNA provides investment management services and is entitled to receive compensation for its services, payable monthly for the SGST Fund and quarterly for the SST Funds, at the following annual rates based on average daily net assets of each Fund taken separately. In order to limit the expenses of the Investor Shares, Advisor Shares and R6 Shares of certain Funds, as applicable, SIMNA has contractually agreed to waive management fees for the Emerging Markets Multi-Cap Equity Fund and the Schroder Emerging Markets Small Cap Fund and has contractually agreed to pay or reimburse the applicable Fund for expenses through February 28, 2017,  to the extent that the total annual fund operating expenses of a Fund (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses) allocable to each share class exceed the following annual rates (based on the average daily net assets attributable to each share class):

Effective August 26, 2015

		Expense Limitation
	Management fee	R6 Shares	Investor Shares	Advisor Shares
Schroder Emerging Markets Small Cap Fund	1.25%	1.50%	1.65%	N/A
Schroder Short Duration Bond Fund	0.29%	0.39%	0.54%	N/A

Effective January 21, 2015

		Expense Limitation
	Management fee	R6 Shares	Investor Shares	Advisor Shares
Schroder Long Duration Investment-Grade Bond Fund	0.33%	N/A	0.39%	N/A

Effective December 19, 2014

		Expense Limitation
	Management fee	R6 Shares	Investor Shares	Advisor Shares
Schroder North American Equity Fund	0.25%	N/A	N/A	N/A
Schroder Emerging Markets Multi-Cap Equity Fund	0.80%*	0.90%	1.05%	1.30%
Schroder Long Duration Investment-Grade Bond Fund	0.33%	N/A	0.46%	N/A
Schroder Total Return Fixed Income Fund	0.25%	N/A	0.40%	0.65%

*Management fee after contractual fee waiver.

Schroder Mutual Funds

Notes to Financial Statements (continued)

October 31, 2016

Prior to December 19, 2014

		Expense Limitation
	Management fee	Investor Shares	Advisor Shares
Schroder North American Equity Fund	0.25%	N/A	N/A
Schroder Emerging Markets Multi-Cap Equity Fund	1.00%	1.25%	1.50%
Schroder Long Duration Investment-Grade Bond Fund	0.33%	0.46%	N/A
Schroder Total Return Fixed Income Fund	0.25%	0.40%	0.65%

N/A — Fund is not currently subject to the expense limitation agreement or Share Class is not currently offered

SIMNA has retained its affiliate Schroder Investment Management North America Limited (“SIMNA Ltd.”) to serve as sub-advisor responsible for the portfolio management of Schroder North American Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund and Schroder Emerging Markets Small Cap Fund. During the reporting period, SIMNA paid SIMNA Ltd. the following percentage of the investment advisory fees it received from Schroder North American Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund and Schroder Emerging Markets Small Cap Fund, after waivers, as set forth below.

Fund	Percentage of Fees Paid to SIMNA Ltd.
Schroder North American Equity Fund	49.5%
Schroder Emerging Markets Multi-Cap Equity Fund	49.5%
Schroder Emerging Markets Small Cap Fund*	49.5%

*Effective August 26, 2015.

The administrator of the SGST Fund is Schroder Fund Advisors LLC (“SFA”), a wholly-owned subsidiary of SIMNA. SFA receives no compensation for its services for the SGST Fund.

Effective October 24, 2016, under an amended administration and accounting agreement with SEI Investments Global Funds Services (“SEI”), the SST Funds pay fees to SEI based on the aggregate average daily net assets of all the SST Funds, according to the following annual rates: 0.0875% on the first $1 billion of such assets; 0.0700% on the next $2 billion of such assets; 0.0600% on the next $1.5 billion of such assets; and 0.0575% on assets in excess of $4.5 billion. The cumulative minimum annual fee for all the SST Funds is $400,000.  Each Fund pays its pro rata portion of such fees.

Prior to October 24, 2016, under (i) amended sub-administration and accounting agreements with SEI, the Schroder Capital Funds (Delaware) (“SCFD Funds”) and the SGST Fund, other than Schroder North American Equity Fund, and (ii) an amended administration and accounting agreement with SEI, the SST Funds pay fees to SEI based on the aggregate average daily net assets of all the SCFD Funds, the SST Funds and the SGST Fund, other than Schroder North American Equity Fund, according to the following annual rates: 0.0875% on the first $1 billion of such assets; 0.0700% on the next $2 billion of such assets; 0.0600% on the next $1.5 billion of such assets; and 0.0575% on assets in excess of $4.5 billion. Each Fund pays its pro rata portion of such fees.

Effective January 29, 2005, as amended January 1, 2013, Schroder North American Equity Fund pays SEI a fee, computed and paid monthly, at an annual rate of 0.013% of the Schroder North American Equity Fund’s average daily net assets up to $1 billion and 0.005% of Schroder North American Equity Fund’s average daily net assets over $1 billion.

The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act that allows Schroder North American Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund and Schroder Total Return Fixed Income Fund to pay distribution and other fees with respect to its Advisor Shares. Under the Plan, Schroder Emerging Markets Multi-Cap Equity Fund and Schroder Total Return Fixed Income Fund may make payments at an annual rates of up to 0.25% of the average daily net assets attributable to their Advisor Shares to compensate SFA for distribution services and certain shareholder services with respect to the Funds’ Advisor Shares, and Schroder North American Equity Fund may make payments at an annual rate of up to 0.35% of the average daily net assets attributable to its Advisor Shares.

Effective December 19, 2014, each Fund has adopted a shareholder service plan (the “Plan”) with respect to its Advisor Shares and Investor Shares. Under the Plan, each Fund, except Schroder North American Equity Fund, may make payments out of the assets attributable to its Advisor Shares or its Investor Shares to SIMNA, SFA, the Funds’ distributor, and such other entities as may from

Schroder Mutual Funds

Notes to Financial Statements (continued)

October 31, 2016

time to time act as the shareholder servicer of such class for providing services and/or incurring expenses directly or indirectly supporting or relating to the shareholder servicing function for Advisor Shares and Investor Shares as compensation for such services and expenses. Payments under the Plan are made at an annual rate of up to 0.15% of a Fund’s average daily net assets attributable to the applicable share class; payments under the Plan are not made for distribution services or expenses. This payment is in addition to payments made under the Funds’ 12b-1 plans, if applicable. SIMNA, SFA, or any of their affiliates, may, from time to time, also make payments to financial intermediaries for sub-administration, sub-transfer agency, or other shareholder services or distribution, out of their own resources. Previously, each Fund, with respect to its Advisor Shares, was authorized to reimburse SIMNA, SFA, or their affiliates for a portion of payments related to sub-administration, sub-transfer agency, or other shareholder services; the amount of that reimbursement was limited to 0.10% of a Fund’s Advisor Shares’ average daily net assets.

NOTE 4 — DERIVATIVE CONTRACTS

Derivative instruments and hedging activities require enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance, and cash flows.

The fair value of derivative instruments as of October 31, 2016, was as follows:

		Asset	Liability
Fund	Statement of Assets and Liabilities Location	Derivatives	Derivatives
Schroder North American Equity Fund
Equity contracts
Futures contracts	Variation margin receivable/(payable)	$—	$(6,105)
Foreign exchange contracts	Unrealized appreciation/(depreciation)
Forward contracts	on forward foreign currency contracts	250,087	—
		$250,087	$(6,105)

Schroder Emerging Markets Multi-Cap Equity Fund
Equity contracts
Futures contracts	Variation margin receivable/(payable)	$—	$(11,266)
Foreign exchange contracts	Unrealized appreciation/(depreciation)
Forward contracts	on forward foreign currency contracts	15,168	(107,640)
		$15,168	$(118,906)

Schroder Total Return Fixed Income Fund
Interest rate contracts
Futures contracts	Variation margin receivable/(payable)	$39,564	$(17,598)
Option contracts	Investments, at value	12,578	—
Foreign exchange contracts	Unrealized appreciation/(depreciation)
Forward contracts	on forward foreign currency contracts	—	(1,821)
Credit contracts
Centrally cleared swap contracts	Variation margin receivable/(payable)	6,828	—
		$58,970	$(19,419)

Schroder Mutual Funds

Notes to Financial Statements (continued)

October 31, 2016

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2016, was as follows:

The amount of net realized gain (loss) and change in unrealized appreciation (depreciation) on derivatives:

		Change in Unrealized
	Net Realized	Appreciation
Fund	Gain/(Loss)*	(Depreciation)**	Total
Schroder North American Equity Fund
Equity contracts
Futures Contracts	$2,686,363	$(1,481,143)	$1,205,220
Foreign exchange contracts
Forward Contracts	284,996	217,467	502,463
	$2,971,359	$(1,263,676)	$1,707,683
Schroder Emerging Markets Multi-Cap Equity Fund
Equity contracts
Futures Contracts	$5,132	$12,071	$17,203
Foreign exchange contracts	54,466	(115,025)	(60,559)
Forward Contracts	$59,598	$(102,954)	$(43,356)

Schroder Short Duration Bond Fund
Interest rate contracts
Futures Contracts	$(14,199)	$—	$(14,199)
Schroder Total Return Fixed Income Fund
Interest rate contracts
Futures Contracts	$61,475	$(110,819)	$(49,344)
Purchased Options Contracts	(90,705)	25,833	(64,872)
Written Options Contracts	29,419	—	29,419
Foreign exchange contracts
Forward Contracts	206,016	19,632	225,648
Credit contracts
Swap Contracts	(499,486)	2,851	(496,635)
Purchased Swaptions Contracts	(119,600)	—	(119,600)
Written Swaptions Contracts	46,310	—	46,310
	$(366,571)	$(62,503)	$(429,074)

* Futures contracts are included in net realized gain (loss) on futures, forward contracts are included in net realized gain (loss) on foreign currency transactions, swap contracts are included in net realized loss on swap contracts, options are included in net realized loss on purchased options and net realized gain on written options and swaptions are included in net realized loss on purchased swaptions and net realized gain on written swaptions.

** Futures contracts are included in change in unrealized appreciation on futures, forward contracts are included in change in unrealized appreciation (depreciation) on forward foreign currency contracts and foreign currency transactions, options are included in change in unrealized appreciation on purchased options and swap contracts are included in change in unrealized appreciation on swap contracts.

Schroder Mutual Funds

Notes to Financial Statements (continued)

October 31, 2016

The volume of forward contracts and futures contracts, as a percentage of net assets, based on gross month-end notional amounts during the period, including long and short positions, at absolute value, was as follows for the year ended October 31, 2016:

	Forward	Futures
	Contracts	Contracts
Schroder North American Equity Fund
Average Notional Amount Outstanding	1.45%	2.42%
Notional Amount Outstanding as of October 31, 2016	1.25%	0.44%

	Forward	Futures
	Contracts	Contracts
Schroder Emerging Markets Multi-Cap Equity Fund
Average Notional Amount Outstanding	14.49%	5.69%
Notional Amount Outstanding as of October 31, 2016	31.84%	5.72%

Futures
Contracts
Schroder Short Duration Bond Fund
Average Notional Amount Outstanding	1.40%
Notional Amount Outstanding as of October 31, 2016	0.00%

	Forward	Futures	Credit Default	Option
	Contracts	Contracts	Swaps	Contracts
Schroder Total Return Fixed Income Fund
Average Notional Amount Outstanding	1.43%	119.42%	0.08%	0.02%
Notional Amount Outstanding as of October 31, 2016	0.37%	99.11%	0.11%	0.01%

In accordance with the authoritative guidance under U.S. GAAP, “Disclosures about Offsetting Assets and Liabilities” entities are required to disclose information about financial instruments and derivative instruments that have been offset or that are subject to enforceable master netting agreements.  The Funds do not offset such instruments on the Statement of Assets and Liabilities, rather such instruments are presented on a gross basis.

Schroder Mutual Funds

Notes to Financial Statements (continued)

October 31, 2016

The following is a summary by derivative type of the market value of over the counter (“OTC”) financial derivative instruments and collateral (received)/pledged by counterparty as of October 31, 2016:

	Gross Assets-	Gross Liabilities-	Net	Cash
	Recognized in the	Recognized in the	Amount	Collateral
	Statement of Assets	Statement of Assets	Available to	Pledged or	Net
	and Liabilities	and Liabilities	be Offset	(Received)†	Amount‡

Schroder North American Equity Fund

	Forward Contracts	Forward Contracts
Canadian Imperial Bank of Commerce	$44,367	$—	$44,367	$—	$44,367
Standard Chartered	205,720	—	205,720	—	205,720
Total	$250,087	$—	$250,087	$—	$250,087

Schroder Emerging Markets Multi-Cap Equity Fund

	Forward Contracts	Forward Contracts
Barclays Capital	$—	$(13,287)	$(13,287)	$—	$(13,287)
Citigroup Global Markets	10,396	—	10,396	—	10,396
Deutsche Bank Securities	4,213	—	4,213	—	4,213
HSBC	559	(28,812)	(28,253)	—	(28,253)
JPMorgan	—	(1,910)	(1,910)	—	(1,910)
Royal Bank of Cananda	—	(55,677)	(55,677)	—	(55,677)
State Street Bank	—	(7,954)	(7,954)	—	(7,954)
Total	$15,168	$(107,640)	$(92,472)	$—	$(92,472)

Schroder Total Return Fixed Income Fund

	Forward Contracts	Forward Contracts
Goldman Sachs	$—	$(1,821)	$(1,821)	$—	$(1,821)

†   Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

‡   Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default.  Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

NOTE 5 — REDEMPTION FEES

Schroder Emerging Markets Multi-Cap Equity Fund and Schroder Emerging Markets Small Cap Fund generally impose a 2.00% redemption fee on shares redeemed (including in connection with an exchange) two months or less from their date of purchase. These fees, which are not sales charges, are retained by the Funds and not paid to SFA or any other entity. The redemption fees are included in the Statements of Changes in Net Assets under “Redemption fees,” and are included as part of “Capital paid-in” on the Statements of Assets and Liabilities. The redemption fees retained for the year ended October 31, 2016 were as follows:

Schroder Emerging Markets Multi-Cap Equity Fund	$2,939

NOTE 6 — TRANSACTIONS WITH AFFILIATES

The Funds pay no compensation to Trustees who are interested persons of the Trusts, SIMNA or SFA.  Certain officers of the Funds are also officers of SIMNA and SFA. Such officers are paid no fees by the Funds for serving as officers of the Funds.

Schroder Mutual Funds

Notes to Financial Statements (continued)

October 31, 2016

NOTE 7 — INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term and U.S. Government securities for each Fund, for the year ended October 31, 2016 were as follows:

	Purchases	Sales and Maturities
Schroder North American Equity Fund	$660,695,789	$529,582,221
Schroder Emerging Markets Multi-Cap Equity Fund	15,040,413	16,589,778
Schroder Emerging Markets Small Cap Fund	7,490,044	5,335,950
Schroder Short Duration Bond Fund	7,130,172	5,782,980
Schroder Total Return Fixed Income Fund	27,798,264	108,349,930
Schroder Long Duration Investment-Grade Bond Fund	45,311,358	27,473,596

Purchases and proceeds from sales and maturities of U.S. Government securities for the year ended October 31, 2016 were as follows:

	Purchases	Sales and Maturities
Schroder Short Duration Bond Fund	$7,811,264	$5,859,427
Schroder Total Return Fixed Income Fund	56,534,166	58,822,270
Schroder Long Duration Investment-Grade Bond Fund	89,787,425	58,484,524

NOTE 8 — FEDERAL INCOME TAXES

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either temporary or permanent in nature. Any permanent differences, which may result in distribution reclassifications, are primarily due to differing treatments for gains resulting from investments in passive foreign investment companies, reclassifications of long-term capital gain distributions on real estate investment trust securities, partnership investments, foreign currency transactions and paydowns. Distributions from short-term gains and from gains on foreign currency transactions are treated as distributions from ordinary income for tax purposes.

At October 31, 2016, the Funds reclassified the following permanent amounts between capital paid-in, undistributed net investment income and accumulated realized gain (loss):

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Realized Gain (Loss)	Increase (Decrease) Capital Paid-in
Schroder North American Equity Fund	$254,919	$(253,388)	$(1,531)
Schroder Emerging Markets Multi-Cap Equity Fund	52,820	(52,820)	—
Schroder Emerging Markets Small Cap Fund	(3,258)	3,258	—
Schroder Short Duration Bond Fund	2,350	(2,350)	—
Schroder Total Return Fixed Income Fund	(634,081)	634,081	—

Schroder Mutual Funds

Notes to Financial Statements (continued)

October 31, 2016

The tax character of dividends and distributions declared during the years or periods ended October 31, 2016 and October 31, 2015, was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Schroder North American Equity Fund
2016	$20,753,720	$26,084,912	$—	$46,838,632
2015	14,809,732	27,882,801	—	42,692,533
Schroder Emerging Markets Multi-Cap Equity Fund
2016	710,120	—	—	710,120
2015	1,736,625	167,585	—	1,904,210
Schroder Short Duration Bond Fund
2016	339,264	—	—	339,264
2015	36,990	—	—	36,990
Schroder Total Return Fixed Income Fund
2016	4,231,084	—	129,115	4,360,199
2015	4,539,735	—	—	4,539,735
Schroder Long Duration Investment-Grade Bond Fund
2016	1,983,704	655,687	—	2,639,391
2015	2,323,869	1,782,961	—	4,106,830

As of October 31, 2016, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Unrealized Appreciation (Depreciation)	Other Temporary Differences	Total Distributable Earnings (Accumulated Losses)
Schroder North American Equity Fund	$20,444,654	$27,379,234	$—	$183,132,489	$(205,462)	$230,750,915
Schroder Emerging Markets Multi-Cap Equity Fund	20,649	—	(3,386,004)	(535,361)	62,980	(3,837,736)
Schroder Emerging Markets Small Cap Fund	566,614	102,259	—	1,791,901	(655)	2,460,119
Schroder Short Duration Bond Fund	8,928	—	—	157,234	—	166,162
Schroder Total Return Fixed Income Fund	—	—	(901,445)	(265,147)	(397,209)	(1,563,801)
Schroder Long Duration Investment-Grade Bond Fund	1,806,456	501,764	—	2,025,844	—	4,334,064

Each Fund may use its tax basis capital loss carryforwards listed above to offset taxable capital gains realized in subsequent years for federal income tax purposes.  If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-RIC Mod losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term.

The Funds listed below have the following post-RIC Mod losses, which do not expire:

	Short-Term Loss	Long-Term Loss	Total

Schroder Emerging Markets Multi-Cap Equity Fund	$1,510,153	$1,875,851	$3,386,004
Schroder Total Return Fixed Income Fund	—	901,445	901,445

During the year ended October 31, 2016, the Fund listed below utilized capital loss carryforwards to offset capital gains:

Schroder Emerging Markets Small Cap Fund	$53,942

Schroder Mutual Funds

Notes to Financial Statements (continued)

October 31, 2016

At October 31, 2016, the identified cost for Federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation were as follows:

	Identified Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Schroder North American Equity Fund	$693,811,875	$200,402,284	$(17,475,189)	$182,927,095
Schroder Emerging Markets Multi-Cap Equity Fund	25,227,553	1,806,720	(2,237,420)	(430,700)
Schroder Emerging Markets Small Cap Fund	13,594,986	2,425,391	(621,887)	1,803,504
Schroder Short Duration Bond Fund	25,066,376	181,506	(24,272)	157,234
Schroder Total Return Fixed Income Fund	96,727,307	1,321,446	(1,591,775)	(270,329)
Schroder Long Duration Investment-Grade Bond Fund	71,637,260	3,196,614	(1,170,770)	2,025,844

NOTE 9 — IN-KIND TRANSFERS

On January 28, 2015, the Schroder Total Return Fixed Income Fund issued shares for an in-kind subscription.

	Shares Issued	Value of Securities	Cash	Total
Schroder Total Return Fixed Income Fund	1,303,649	$13,022,007	$418,619	$13,440,626

NOTE 10 — PORTFOLIO INVESTMENT RISKS

Below are summaries of some, but not all, of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s NAV, yield and total return. Each risk listed below does not necessarly apply to each Fund, and you should read each Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.

Schroder Emerging Market Multi-Cap Equity Fund and Schroder Emerging Markets Small Cap Fund have a relatively large portion of their assets invested in companies or issuers domiciled in particular foreign countries, including emerging markets. The Funds may be more susceptible to political, social and economic events adversely affecting those countries and such issuers.

Schroder Emerging Markets Small Cap Fund may invest more than 25% of its total assets in issuers located in any one country or group of countries. When a Fund invests in a foreign country, it is susceptible to a range of factors that could adversely affect its holdings in issuers of that country, including political and economic developments and foreign exchange-rate fluctuations. As a result of investing substantially in a single country, the value of the Fund’s assets may fluctuate more widely than the value of shares of a comparable fund with a lesser degree of geographic concentration. The Funds may invest in countries with limited or developing capital markets. Investments in these markets may involve greater risk than investments in more developed markets.

Schroder Total Return Fixed Income Fund and Schroder Short Duration Bond Fund invest a portion of their assets in securities of issuers that hold mortgage securities, including subprime mortgage securities. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

Schroder Short Duration Bond Fund and Schroder Long Duration Investment-Grade Bond Fund invest a portion of their assets in municipal bonds. Municipal bonds are investments of any maturity issued by states, public authorities or political subdivisions to raise money for public purposes; they include, for example, general obligations of a state or other government entity supported by its taxing powers to acquire and construct public facilities, or to provide temporary financing in anticipation of the receipt of taxes and other revenue. They also include obligations of states, public authorities or political subdivisions to finance privately owned or operated facilities or public facilities financed solely by enterprise revenues. The values of municipal obligations that depend on a specific revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source. Changes in law or adverse determinations by the Internal Revenue Service or a state tax authority could make the income from some of these obligations taxable.

Schroder Mutual Funds

Notes to Financial Statements (continued)

October 31, 2016

The yields on municipal bonds depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of nationally recognized securities rating agencies represent their opinions as to the credit quality of the municipal bonds.

Schroder North American Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Emerging Markets Small Cap Fund, Schroder Short Duration Bond Fund and Schroder Total Return Fixed Income Fund may enter into derivative transactions including futures contracts, options, and swap contracts. Derivatives are financial contracts whose values depend on, or derive from, the value of an underlying asset, reference rate, or index. A Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to liquidity risk, interest rate risk, and credit risk, and the risk that a derivative transaction may not have the effect the Funds’ adviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index. Derivative transactions typically involve leverage and may be highly volatile. Use of derivatives other than for hedging purposes may be considered speculative and may have the effect of creating investment leverage, and when a Fund invests in a derivative instrument it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions when that would be beneficial. Additional principal risks for the Funds can be found in the prospectus.

NOTE 11 — BENEFICIAL INTEREST

The following table shows the number of shareholders each owning of record, or to the knowledge of the Funds beneficially, 5% or more of shares of a Fund outstanding as of October 31, 2016 and the total percentage of shares of the Fund held by such shareholders. The table includes omnibus accounts that hold shares on behalf of many shareholders.

	5% or Greater Shareholders
	Number	% of Fund Held
Schroder North American Equity Fund	2	87.54%
Schroder Emerging Markets Multi-Cap Equity Fund	3	91.02
Schroder Emerging Markets Small Cap Fund	1	99.85
Schroder Short Duration Bond Fund	1	95.03
Schroder Total Return Fixed Income Fund	6	74.34
Schroder Long Duration Investment-Grade Bond Fund	2	93.43

One account shown above holding 65.04% of the Schroder Emerging Markets Multi-Cap Equity Fund, one account shown above holding 99.85% of the Schroder Emerging Markets Small Cap Fund, and one account shown above holding 95.03% of the Schroder Short Duration Bond Fund is owned by an affiliate of SIMNA.

NOTE 12 — LINE OF CREDIT

The Funds entered into a credit agreement on October 6, 2008, as amended from time to time, that enables them to participate in a committed revolving line of credit with JPMorgan Chase Bank, N.A.  Prior to October 24, 2016, the line of credit was in the amount $50.0 million. Effective on October 24, 2016, the line of credit was reduced to $12.5 million.  Any advance under the line of credit is contemplated primarily for temporary or emergency purposes, or to finance the redemption of the shares of a shareholder of the borrower. Interest is charged to the Funds based on their borrowings at the current reference rate. The Funds pay their pro rata portion of an annual commitment fee of 0.15% on the total amount of the credit facility. For the year ended October 31, 2016, borrowings are detailed in the table below:

	Amounts utilized	Number of days	Interest paid

Schroder Emerging Markets Multi-Cap Equity Fund	$1,160,000	12 days	$137
Schroder Total Return Fixed Income Fund	21,550,000	3 days	1,043

Schroder Mutual Funds

Notes to Financial Statements (continued)

October 31, 2016

NOTE 13 — CAPITAL SHARE TRANSACTIONS

Capital share transactions for the year ended October 31, 2016 and the year or period ended October 31, 2015, were as follows:

	North American Equity Fund		Emerging Markets Multi- Cap Equity Fund		Emerging Markets Small Cap Fund
	2016	2015	2016	2015**	2016	2015(a)
R6 Shares:
Sales of shares	N/A	N/A	88,803	2,018,967	155,552	1,150,121
Reinvestment of distributions	N/A	N/A	2,813	1,497	—	—
Redemption of shares	N/A	N/A	(76,745)	(44,369)	—	—
Net increase in R6 Shares	N/A	N/A	14,871	1,976,095	155,552	1,150,121
Investor Shares:
Sales of shares	14,715,604	1,307,975	317,386	1,360,833	—	2,001
Reinvestment of distributions	3,017,996	2,656,100	20,412	36,112	—	—
Redemption of shares	(7,775,170)	(6,032,479)	(509,257)	(2,860,701)	—	—
Net increase (decrease) in Investor Shares	9,958,430	(2,068,404)	(171,459)	(1,463,756)	—	2,001
Advisor Shares:
Sales of shares	800	12,884	420	2,056	N/A	N/A
Reinvestment of distributions	1,285	990	223	526	N/A	N/A
Redemption of shares	(12,519)	(11,674)	(5,594)	(795)	N/A	N/A
Net increase (decrease) in Advisor Shares	(10,434)	2,200	(4,951)	1,787	N/A	N/A

	Short Duration Bond Fund		Total Return Fixed Income Fund		Long Duration Investment-Grade Bond Fund
	2016	2015(a)	2016	2015	2016	2015
R6 Shares:
Sales of shares	54,160	2,400,001	N/A	N/A	N/A	N/A
Reinvestment of distributions	102	—	N/A	N/A	N/A	N/A
Redemption of shares	(28,772)	—	N/A	N/A	N/A	N/A
Net increase in R6 Shares	25,490	2,400,001	N/A	N/A	N/A	N/A
Investor Shares:
Sales of shares	—	100,001	348,372	3,429,662	6,666,846	1,336,500
Reinvestment of distributions	—	—	398,322	426,953	281,108	365,341
Issued in connection with in-kind transfer	—	—	—	1,303,649	—	—
Redemption of shares	—	—	(9,382,160)	(1,882,595)	(1,318,706)	(1,712,211)
Net increase (decrease) in Investor Shares	—	100,001	(8,635,466)	3,277,669	5,629,248	(10,370)
Advisor Shares:
Sales of shares	N/A	N/A	1,574	21,208	N/A	N/A
Reinvestment of distributions	N/A	N/A	3,936	4,427	N/A	N/A
Redemption of shares	N/A	N/A	(27,537)	(109,601)	N/A	N/A
Net (decrease) in Advisor Shares	N/A	N/A	(22,027)	(83,966)	N/A	N/A

(a) Fund commenced investment activities on August 26, 2015.

** R6 shares commenced operations on December 30, 2014.

N/A — The share class has not commenced operations.

Schroder Mutual Funds

Notes to Financial Statements (Concluded)

October 31, 2016

NOTE 14 — SUBSEQUENT EVENTS

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued.  The Schroder Emerging Markets Multi-Cap Equity Fund was to be liquidated following the close of business on December 20, 2016. Advisor Shares of Schroder North American Equity Fund and Schroder Total Return Fixed Income Fund were also scheduled to be terminated following the close of business on December 20, 2016. Based on this evaluation, no adjustments were required to the financial statements as of October 31, 2016.

Schroder Mutual Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

Schroder Global Series Trust and Schroder Series Trust

and the shareholders of

Schroder North American Equity Fund

Schroder Emerging Market Multi-Cap Equity Fund

Schroder Emerging Markets Small Cap Fund

Schroder Short Duration Bond Fund

Schroder Total Return Fixed Income Fund

Schroder Long Duration Investment-Grade Bond Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schroder North American Equity Fund (constituting Schroder Global Series Trust),  Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Emerging Markets Small Cap Fund, Schroder Short Duration Bond Fund, Schroder Total Return Fixed Income Fund, and Schroder Long Duration Investment-Grade Bond Fund (the five series constituting Schroder Series Trust) (collectively referred to as the “Funds”) as of October 31, 2016, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 22, 2016

Schroder Mutual Funds

Information Regarding Review and Approval of Investment Advisory Contracts (unaudited)

RENEWAL OF INVESTMENT ADVISORY AGREEMENTS FOR THE SCHRODER MUTUAL FUNDS

The advisory and subadvisory agreements (the “Advisory Agreements”) for Schroder North American Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Emerging Markets Small Cap Fund, Schroder Short Duration Bond Fund, Schroder Total Return Fixed Income Fund and Schroder Long Duration Investment-Grade Bond Fund (collectively, the “Funds”) are subject to annual approval by the Trustees of the Funds.  The Advisory Agreements for Schroder Emerging Markets Small Cap Fund and Schroder Short Duration Bond Fund were approved in June 2015 for an initial two-year period and would be subject to annual approval in June 2017.  The Trustees meet over the course of the year with investment advisory personnel from Schroder Investment Management North America Inc. (“SIMNA”) and regularly review detailed information regarding the investment program and performance of each Fund.  The Trustees met in June 2016 to consider the continuation of the Advisory Agreements in respect of each of the Funds, other than Schroder Emerging Markets Small Cap Fund and Schroder Short Duration Bond Fund, for the following year.  The Trustees considered a number of factors, although they did not identify any one particular factor alone that they considered determinative.  Factors considered by the Trustees included those described below, among others.

With respect to the Funds, the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of the Funds, SIMNA or Schroder Investment Management North America Limited (“SIMNA Ltd.”) (the “Independent Trustees”) considered the overall nature, extent and quality of the services provided by SIMNA, and the services provided by SIMNA Ltd. as sub-advisor to Schroder North American Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund and Schroder Long Duration Investment-Grade Bond Fund between SIMNA and SIMNA Ltd.  They also considered the non-advisory services provided by affiliates of SIMNA.  In this regard, the Independent Trustees took into account, among other things, the experience of the respective Funds’ portfolio management teams and of SIMNA’s senior management.

The Independent Trustees evaluated all of the expense and performance information presented to them.  The Independent Trustees reviewed the information provided by SIMNA and compiled by Lipper, Inc. (“Lipper”) showing a comparison of SIMNA’s fee rate for each Fund, as well as each Fund’s expense ratio, compared to a peer group of mutual funds selected independently by Lipper having similar objectives, strategies, asset sizes, and distribution channels as the Funds.  The Independent Trustees also reviewed information as to brokerage commissions for each Fund as compared to peer group funds.  In reviewing the performance information provided by Lipper, the Independent Trustees considered both short term and longer term performance.  With respect to renewal of the advisory agreements for Schroder Long Duration Investment-Grade Bond Fund, the Independent Trustees also considered that the advisory agreements would be submitted to shareholders of those Funds for their consideration as part of a proposed transition to a different mutual fund platform.

With respect to the North American Equity Fund, the Independent Trustees considered that the contractual management fee was below the median of its Lipper expense group at current asset levels, and actual management fees and total fund expenses for the Fund were lower than the median of its Lipper expense group.  The Independent Trustees noted that Investor Shares of the Fund outperformed the median of its Lipper performance universe for the one-, three-, five and ten-year periods ended December 31, 2015.  The Independent Trustees determined that the management fee did not appear unreasonable in light of the information provided.

For the Emerging Markets Multi-Cap Equity Fund, the Independent Trustees considered that the Fund’s contractual management fee was at the median of its Lipper expense group at current asset levels and the actual management fee and total fund expenses for the Fund were below the median of its Lipper expense group.  The Independent Trustees noted that the Investor Shares of the Fund underperformed the median of its Lipper performance universe for the one-year period ended December 31, 2015.  The Trustees took into account that the Fund was relatively new, with a short performance history.  The Independent Trustees determined that the management fee did not appear unreasonable in light of the information provided.

For the Total Return Fixed Income Fund, the Independent Trustees considered that the Fund’s contractual and actual management fee and total fund expenses for the Fund were below the median of its Lipper expense group.  The Independent Trustees noted that Investor Shares of the Fund underperformed the median of its Lipper performance universe for the one- and three-year periods and outperformed the median of its Lipper performance universe for the five- and ten-year periods ended December 31, 2015.  The Independent Trustees determined that the management fee did not appear unreasonable in light of the information provided.

With respect to the Long Duration Investment-Grade Bond Fund, the Independent Trustees considered that the Fund’s contractual and actual management fee and total fund expenses for the Fund were below the median of its Lipper expense group.  The

Schroder Mutual Funds

Information Regarding Review and Approval of Investment Advisory Contracts (unaudited) – (continued)

Independent Trustees noted that Investor Shares of the Fund underperformed the median of its Lipper performance universe for the one-year period, outperformed for the three-year period, and outperformed over the since inception period, each ended December 31, 2015.  The Independent Trustees determined that the management fee did not appear unreasonable in light of the information provided.

The Independent Trustees found that the advisory and administrative fees charged by SIMNA to the Funds appeared reasonable in relation to the services provided.  They noted that SIMNA generally charges lower fees to mutual funds for which SIMNA serves as sub-adviser.  They considered reasons cited by SIMNA management for the differences between the fees charged to the Funds and to those third-party mutual funds, including, among other things, the fact that the services and resources required of SIMNA where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the compliance and regulatory responsibilities related to the management function are retained by the third-party mutual funds’ primary adviser.  In addition, the Independent Trustees noted that in many cases the fees charged to SIMNA’s separate account clients are lower than those charged to the Funds.  They considered the representations of representatives of SIMNA that this is primarily due to the fact that the compliance, legal, and administrative burdens of administering mutual funds exceed those required to provide advisory services to non-mutual fund clients and subjects SIMNA and SIMNA Ltd. to increased regulatory and enterprise risk.  They also noted that the Funds require the resources necessary to conduct daily valuation and to satisfy liquidity requirements, which is not necessarily the case for separate account and private fund clients.

The Independent Trustees considered the information regarding the profitability of the Funds’ advisory arrangements to SIMNA and SIMNA Ltd.  They noted the levels of profitability of each Fund to SIMNA and SIMNA Ltd. and that SIMNA continues for each Fund except Schroder North American Equity Fund, which had assets under management as of March 31, 2016 of $768.45 million, to bear the cost of expense limitations.  The Independent Trustees determined that the levels of profitability of the Funds to SIMNA and SIMNA Ltd. did not appear inappropriate or unreasonable at this time.  The Independent Trustees considered the information provided by SIMNA regarding fall-out benefits to SIMNA and its affiliates from SIMNA’s and its affiliates’ relationships with the Funds.  They also considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate.  They concluded, in light of the sizes of the Funds and their expected growth rates and current levels of profitability to SIMNA and SIMNA Ltd., that it did not appear appropriate at this point for breakpoints to be implemented.

After considering all the information described above, the Trustees at the meeting, including a majority of the Independent Trustees, unanimously voted to approve the continuation of the Advisory Agreements in respect of each of the Funds, including the advisory fees proposed in connection with that continuation.

BOARD CONSIDERATION OF AMENDED AND RESTATED MANAGEMENT CONTRACTS

At the June 2016 meeting of the Boards of Trustees of the Schroder Series Trust and Schroder Global Series Trust (the “Board”), the Trustees, including all of the Independent Trustees, determined to approve Amended and Restated Management Contracts on behalf of Schroder Emerging Markets Small Cap Fund, Schroder Short Duration Bond Fund and Schroder Long Duration Investment-Grade Bond Fund (the “Funds”) and to recommend approval of the contracts by shareholders of those Funds at Joint Special Meetings of Shareholders of Schroder Series Trust and Schroder Global Series Trust.  Prior to making these conclusions, the Board considered a wide range of information of the type they regularly consider when determining whether to renew each Fund’s management contracts between the Funds and SIMNA.  In doing so, the Trustees did not identify any single factor as determinative but took into account a number of factors, including those described below, among others.  The Trustees considered information provided by SIMNA regarding each Fund collectively as well as separately, and determined to approve each Fund’s amended and restated management contract with SIMNA (collectively, the Amended and Restated Management Contracts”).

The Trustees considered the overall nature, extent and quality of the services to be provided by SIMNA to the Funds.  In this regard, the Trustees took into account, among other things, the experience of the Funds’ portfolio management teams and of SIMNA’s senior management and considered presentations by Fund officers and representatives of SIMNA.

The Trustees reviewed the information provided by SIMNA and compiled by Lipper showing a comparison of SIMNA’s fee rate for each Fund, as well as each Fund’s expense ratio, compared to a peer group of mutual funds selected independently by Lipper having similar objectives, strategies, asset sizes and distribution channels as each such Fund.  The Trustees also reviewed information as to

Schroder Mutual Funds

Information Regarding Review and Approval of Investment Advisory Contracts (unaudited) – (concluded)

brokerage commissions for each Fund as compared to peer group funds.  In reviewing the performance information provided by Lipper, the Trustees considered both short term and longer term performance.

The Trustees noted that the investment advisory services provided by SIMNA and the fees payable to SIMNA were not proposed to change, though certain administrative services historically performed by SIMNA were proposed to be transitioned to SEI Investments Global Funds Services, the Funds’ current provider of other administrative services. They noted SIMNA’s representation that the component of the current fee charged for providing and overseeing Fund administrative services was not a driving factor in determining the appropriate rate to propose to the Board for its current management fee.  The Trustees determined that each proposed management fee applicable to each Fund, even without an administrative services component, remained reasonable in light of the services provided, and as compared to comparable peer funds and other accounts managed by SIMNA and its affiliates.

In approving the Amended and Restated Management Contracts, the Trustees recognized that the effect of the removal of certain of SIMNA’s administrative obligations under the existing management contracts would be to reduce SIMNA’s staffing requirements, personnel expenses, and overall expenses and would require the dedication of fewer internal resources to provide administrative functions for the Funds, and consequently could increase SIMNA’s profitability.  The Trustees also noted representations from SIMNA that the proposed adoption of the Amended and Restated Management Contracts, if completed, may reduce SIMNA’s need to subsidize the Funds’ operating expenses to the extent greater economies of scale or cost savings are achieved.  The Trustees concluded that SIMNA’s profitability under the Amended and Restated Management Contracts would likely continue to be reasonable in light of the services provided.

The Trustees also considered information provided to them regarding services SEI Investments Global Funds Services and its affiliates (“SEI”) is anticipated to provide instead of SIMNA.  This information assisted the Trustees in assessing the quality of the administrative services that were expected to be provided by SEI.  The Trustees noted that SEI currently serves as an administrator to the Funds.

In connection with reviewing the Amended and Restated Management Contracts, the Trustees considered whether economies of scale may be realized under each Amended and Restated Management Contract. The Trustees considered that transition of additional administrative oversight and certain other services to SEI, and the transition’s greater potential to reduce expenses and achieve economies of scale in the future, as a result of the SEI Advisors Inner Circle mutual fund platform’s (the “SEI Platform”) broader client base and otherwise, potentially could limit future increases in Fund expenses, and could reduce those expenses, as a percentage of net assets.  The Trustees also considered that SEI and the SEI Platform have significant relationships with a number of institutional investors, and the potential benefits of those relationships on each Fund and its ability to increase each Fund’s institutional shareholder base.

The Trustees considered information regarding the expected effect of the proposed Amended and Restated Management Contracts on each Fund’s total operating expenses.  The Trustees noted that although administrative fees paid by the Funds to SEI were generally expected to increase, and that the expense ratios for one or more of Schroder Emerging Markets Small Cap Fund, Schroder Short Duration Bond Fund, and Schroder Long Duration Investment-Grade Bond Fund could increase following the transition, the total expense ratios of each of Schroder Emerging Markets Small Cap Fund, Schroder Short Duration Bond Fund, and Schroder Long Duration Investment-Grade Bond Fund are expected to be lower over time due to the efficiencies offered by the SEI Platform, to the extent the Funds achieve larger scale.  The Trustees also noted that because expense limitations are expected to be in place for at least two years after the transition, each Fund’s net total annual operating expenses as a percentage of each Fund’s average daily net assets will not increase during the period those expense limitations remain in place.

In approving the Amended and Restated Management Contracts, the Trustees took into account detailed information provided by SIMNA over the course of the year regarding the investment program and performance of each Fund.

Based on their evaluation of the factors they deemed relevant, including those described above, the Trustees, including the Independent Trustees, approved each Amended and Restated Management Contract and determined to recommend that shareholders of Schroder Emerging Markets Small Cap Fund, Schroder Short Duration Bond Fund, and Schroder Long Duration Investment-Grade Bond Fund approve Amended and Restated Management Contracts.  In their consideration and evaluation of the proposed Amended and Restated Management Contracts, the Independent Trustees were advised by counsel to the Independent Trustees.

Schroder Mutual Funds

Disclosure of Fund Expenses (unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a Schroder Mutual Fund, you incur ongoing costs, which include, among others, costs for portfolio management, administrative services, and shareholder reports (like this one), and in the case of Advisor Shares, distribution (12b-1) fees. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2016 to October 31, 2016).

The table below illustrates your Fund’s costs in two ways.

•             Actual expenses. This section helps you to estimate the actual expenses after fee waivers, if applicable, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period.”

•             Hypothetical example for comparison purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the year, and that it incurred expenses at the rate of which it in the past did incur expenses. In this case, because the return used is not the Fund’s actual return, the results may not be used to estimate the actual ending balance of an account in the Fund over the period or expenses you actually paid. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses in this table based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs such as redemption fees, which are described in the Prospectus. If this fee were applied to your account, your costs would be higher.

Schroder Mutual Funds

Disclosure of Fund Expenses (unaudited) — (continued)

	Beginning Account Value 5/1/16	Ending Account Value 10/31/16	Net Annualized Expense Ratios	Expenses Paid During Period**
Schroder North American Equity Fund
Actual Expenses
Investor Shares	$1,000.00	$1,037.20	0.32%	$1.61
Advisor Shares	1,000.00	1,035.20	0.67	3.40
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,023.55	0.32%	$1.60
Advisor Shares	1,000.00	1,021.79	0.67	3.38

Schroder Emerging Markets Multi-Cap Equity Fund
Actual Expenses
R6 Shares	$1,000.00	$1,079.50	0.90%	$4.70
Investor Shares	1,000.00	1,078.80	1.00	5.20
Advisor Shares	1,000.00	1,077.70	1.25	6.50
Hypothetical Example for Comparison Purposes
R6 Shares	$1,000.00	$1,020.61	0.90	$4.57
Investor Shares	1,000.00	1,020.13	1.00	5.05
Advisor Shares	1,000.00	1,018.88	1.25	6.32

Schroder Emerging Markets Small Cap Fund
Actual Expenses
R6 Shares	$1,000.00	$1,122.80	1.50%	$8.00
Investor Shares	1,000.00	1,122.90	1.54	8.24
Hypothetical Example for Comparison Purposes
R6 Shares	$1,000.00	$1,017.60	1.50	$7.61
Investor Shares	1,000.00	1,017.37	1.54	7.83

Schroder Short Duration Bond Fund
Actual Expenses
R6 Shares	$1,000.00	$1,008.80	0.39%	$1.97
Investor Shares	1,000.00	1,008.60	0.44	2.22
Hypothetical Example for Comparison Purposes
R6 Shares	$1,000.00	$1,023.18	0.39	$1.98
Investor Shares	1,000.00	1,022.92	0.44	2.24

Schroder Total Return Fixed Income Fund
Actual Expenses
Investor Shares	$1,000.00	$1,019.90	0.40%	$2.03
Advisor Shares	1,000.00	1,018.60	0.65	3.30
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,023.13	0.40	$2.03
Advisor Shares	1,000.00	1,021.87	0.65	3.30

Schroder Long Duration Investment-Grade Bond Fund
Actual Expenses
Investor Shares	$1,000.00	$1,036.70	0.39%	$2.00
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,023.18	0.39	$1.98

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the account period, multiplied by 184/366 (to reflect the one-half year period).

Schroder Mutual Funds

Trustees and Officers (unaudited)

Additional information regarding the Trustees is included in the Funds’ Statement of Additional Information, which is available free of charge by calling (800) 464-3108.

Name, Age and Address	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Series In Fund Complex Overseen by Board Member (a)	Other Directorships Held by Board Member
Trustees

Catherine A. Mazza†, 56 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee and Chairman (All Trusts)	Indefinite Since 2003 (SGST) Since 2006 (SCFD and SST)	Trustee and Chairman of each Trust; Institutional Relationship Director, SIMNA; Member of the Board of Managers, Schroder Fund Advisors LLC. Formerly, President and Chief Executive Officer, SCFD and SST; Senior Vice President, SIMNA.	6	None

Jay S. Calhoun*, 61 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee (All Trusts)	Indefinite Since 2010	Treasurer, Carnegie Mellon University. Formerly, Managing Partner, Rysamax Partners (marketing and business development support); Senior Vice President and Treasurer, New York Life Insurance Company.	6	None

Mark D. Gersten*, 66 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee (All Trusts)	Indefinite Since 2012	Independent Consultant; Senior Vice President — Global Fund Administration, Mutual and Alternative Funds, AllianceBernstein L.P. (investment management).	6	Two Roads Shared Trust (11 funds), Northern Lights Fund Trust (80 funds), Northern Lights Variable Fund Trust (19 funds), and Altegris KKR Private Equity Master Fund

* Also serves as a member of the Audit Committee for each Trust on which they serve. Mr. Gersten is the Chairman of the Audit Committees.

†            Trustee deemed to be an “interested person” of the Trusts as defined in the Investment Company Act — is referred to as an “Interested Trustee.” Ms. Mazza is an Interested Trustee due to her status as an officer and employee of SIMNA, the Trust’s investment advisor and its affiliates.

(a) The “Fund Complex” includes all series of Schroder Capital Funds (Delaware), Schroder Series Trust and Schroder Global Series Trust.

Schroder Mutual Funds

Trustees and Officers (unaudited) — (concluded)

Name, Age and Address	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers

Mark A. Hemenetz, 60 875 Third Avenue, 22nd Fl. New York, NY 10022	President and Principal Executive Officer	Indefinite Since 2004	Chief Operating Officer - Americas, Schroders; Member of Board of Managers, SFA; President and Principal Executive Officer of each Trust and of the Swiss Helvetia Fund, Inc.

Alan M. Mandel, 59 875 Third Avenue, 22nd Fl. New York, NY 10022	Treasurer and Principal Financial and Accounting Officer	Indefinite Since 1998 (SST and SCFD) Since 2003 (SGST)	Head of Fund Administration, SIMNA; Member of Board of Managers, Schroder Fund Advisors, LLC.

Joseph Bertini, 51 875 Third Avenue, 22nd Fl. New York, NY 10022	Chief Compliance Officer	Indefinite Since 2016	Chief Compliance Officer, Schroders; Chief Compliance Officer of each Trust; Formerly, Member of Board of Managers, SFA.

William Sauer, 52 875 Third Avenue, 22nd Fl. New York, NY 10022	Vice President	Indefinite Vice President Since 2008	Head of Investor Services, Schroders; Vice President of each Trust and of the Swiss Helvetia Fund, Inc.

Carin Muhlbaum, 54 875 Third Avenue, 22nd Fl. New York, NY 10022	Vice President	Indefinite Vice President since 1998 (SST and SCFD) Vice President since 2003 (SGST)	General Counsel, Schroders; Secretary and General Counsel, SFA; Vice President of each Trust and of the Swiss Helvetia Fund, Inc. Formerly, Member of Board of Managers, SFA.

Abby Ingber, 53 875 Third Avenue, 22nd Fl. New York, NY 10022	Chief Legal Officer and Secretary/Clerk	Indefinite Chief Legal Officer since 2006 Secretary/Clerk since 2007	Deputy General Counsel, Schroders; Chief Legal Officer and Secretary/Clerk of each Trust and of the Swiss Helvetia Fund, Inc.; Formerly, Member of Board of Managers, SFA.

David Marshall, 44 875 Third Avenue, 22nd Fl. New York, NY 10022	Assistant Treasurer	Indefinite Since 2014	Manager of Fund Administration, Schroders; Assistant Treasurer of each Trust and of the Swiss Helvetia Fund, Inc. Formerly, Vice President of Fund Administration, AMG Funds.

Angel Lanier, 55 875 Third Avenue, 22nd Fl. New York, NY 10022	Assistant Secretary	Indefinite Since 2005	Legal Assistant, Schroders; Assistant Secretary/Clerk of each Trust and of the Swiss Helvetia Fund, Inc; Assistant Secretary, SFA.

Reid B. Adams, 39 875 Third Avenue, 22nd Fl. New York, NY 10022	Assistant Secretary	Indefinite Since 2015	Associate General Counsel, Schroders; Assistant Secretary/Clerk of each Trust; Formerly, Associate, Ropes & Gray LLP

Schroder Mutual Funds

Notice to Shareholders (unaudited)

For shareholders that do not have an October 31, 2016 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2016 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2016, each Fund has designated the following items with regard to distributions paid during the year.

	Return of Capital	Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Qualifying For Corporate Dividends Rec. Deductions (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)

Schroder North American Equity Fund	0.00%	55.69%	44.31%	100.00%	77.66%	78.79%	0.06%	0.10%	100.00%
Schroder Emerging Markets Multi-Cap Equity Fund (a)	0.00%	0.00%	100.00%	100.00%	0.00%	80.38%	0.11%	0.09%	0.00%
Schroder Emerging Markets Small Cap Fund (b)	0.00%	0.00%	100.00%	100.00%	0.00%	27.65%	0.00%	0.00%	100.00%
Schroder Short Duration Bond Fund	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	2.75%	93.41%	100.00%
Schroder Total Return Fixed Income	2.82%	0.00%	97.18%	100.00%	0.00%	0.00%	4.47%	91.09%	100.00%
Schroder Long Duration Investment-Grade Bond Fund	0.00%	24.84%	75.16%	100.00%	0.00%	0.00%	19.06%	48.89%	0.00%

(1)    Qualifying dividends represent dividends which qualify for the corporate dividend received deduction and is reflected as a percentage of “Ordinary Income Distributions”.

(2)    The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions”. It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)    “U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government Obligations and distributed during the fiscal year.  This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions).  Generally, interest from direct U.S. Government Obligations is exempt from state income tax.

(4)    The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that are exempt from U.S. withholding tax when paid to foreign investors.

(5)    The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Job Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that are exempt from U.S. withholding tax when paid to foreign investors.

(a)    The Fund intends to pass through a foreign tax credit to shareholders.  For fiscal year ended 2016, the total amount of foreign source gross income is $806,765.  The total amount of foreign tax to be paid is $98,090.  Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

(b)    The Fund intends to pass through a foreign tax credit to shareholders.  For fiscal year ended 2016, the total amount of foreign source gross income is $366,412.  The total amount of foreign tax to be paid is $34,750.  Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

Schroder Mutual Funds

Notice to Shareholders (unaudited) — (concluded)

On December 8, 2016, the following Funds made per share short-term and long-term capital gain distributions to the shareholders of record as of December 7, 2016:

	Short-Term Capital	Long-Term Capital
	Gains	Gains
Schroder North American Equity Fund
Investor Shares	$0.1257	$0.4744
Advisor Shares	0.1257	0.4744
Schroder Emerging Markets Small Cap Fund
R6 Shares	0.3292	0.0749
Investor Shares	0.3292	0.0749
Schroder Short Duration Bond Fund
R6 Shares	0.0018	—
Investor Shares	0.0018	—
Schroder Long Duration Investment-Grade Bond Fund
Investor Shares	0.2227	0.0630

Schroder Mutual Funds

Shareholder Voting Results (unaudited)

Special Meeting of Shareholders

October 13, 2016

At the Special Meeting of Shareholders, shareholders of each of the Funds listed below were asked to vote for the agreement and plan of reorganization. The results of the vote are provided below:

									%of
								Shares	Shares
							%of	Voted	Voted
		Total	%of	Shares	%of Shares	Shares	Shares	Abstain/	Abstain/
	Total Shares	Voted	Outstanding	Voted in	Voted in	Voted	Voted	Broker	Broker
Fund Name	Outstanding	Shares	Shares Voted	Favor	Favor	Against	Against	Non-Vote	Non-Vote

Schroder Absolute Return EMD and Currency Fund	8,357,039	4,387,932	52.51%	4,161,455	94.84%	1,710	0.04%	224,767	5.12%
Schroder Broad Tax-Aware Value Bond Fund	13,894,414	7,223,450	51.99%	6,954,168	96.27%	2,264	0.03%	267,018	3.70%
Schroder Emerging Market Equity Fund	120,489,727	73,503,571	61.00%	73,391,995	99.85%	30,461	0.04%	81,115	0.11%
Schroder Emerging Markets Multi-Sector Bond Fund	6,283,483	5,646,087	89.86%	5,640,508	99.90%	5,579	0.10%	—	0.00%
Schroder Global Multi-Asset Income Fund	3,115,622	2,692,302	86.41%	2,679,583	99.53%	12,719	0.47%	—	0.00%
Schroder Global Strategic Bond Fund	7,561,515	3,966,860	52.46%	3,966,860	100.00%	—	0.00%	—	0.00%
Schroder International Alpha Fund	16,598,667	10,572,093	63.69%	10,493,671	99.26%	40,484	0.38%	37,938	0.36%
Schroder International Multi-Cap Value Fund	41,648,932	29,660,430	71.22%	19,931,130	67.20%	37,561	0.13%	9,691,739	32.68%
Schroder U.S. Opportunities Fund	5,053,488	2,586,380	51.18%	1,797,376	69.49%	198,123	7.66%	590,881	22.85%
Schroder U.S. Small and Mid Cap Opportunities Fund	14,427,906	8,947,526	62.02%	8,880,787	99.25%	32,282	0.36%	34,457	0.39%

Notes

Notes

Notes

Privacy Statement

FACTS	WHAT DOES SCHRODERS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•      Social Security number and income

•      account balances and account transactions

•      assets and investment experience

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share clients’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their clients’ personal information; the reasons Schroders chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Schroders share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), or respond to court orders and legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We Don’t Share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We Don’t Share
For nonaffiliates to market to you	No	We Don’t Share

Questions?	For Schroder Mutual Funds, call BFDS at (800) 464-3108. For other inquiries, call Institutional Client Service at (212) 641-3800 or email clientserviceny@us.schroders.com

Who we are

Who is providing this notice?	• Schroder Investment Management North America Inc. • Schroder Mutual Funds • Schroder Fund Advisors LLC

What we do

How does Schroders protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Access to personal information is limited to employees who need it to perform their jobs.  Our policies restrict employee use of customer information; requiring it be held in strict confidence.

How does Schroders collect my personal information?

We collect your personal information, for example, when you

•      open an account and provide account information

•      give us your contact information

•      show your driver’s license or government issued ID

•      enter into an investment advisory contract

•      make a wire transfer

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•                   sharing for affiliates’ everyday business purposes—information about your creditworthiness

•      affiliates from using your information to market to you

•      sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•                  Our affiliates include companies with the Schroder name; financial companies such as Schroder Investment Management North America Limited and Schroder Investment Management Limited; and others, such as the parent, holding company, Schroders plc.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•                  Nonaffiliates we share with can include companies that help us maintain, process or service your transactions or account(s) or financial products, including companies that perform administrative, accounting, transfer agency, custodial, brokerage or proxy solicitation services, or that assist us in marketing.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Schroders doesn’t jointly market.

Investment Advisor	Schroder Investment Management North America, Inc. 875 Third Avenue, 22nd Floor New York, NY

Trustees	Catherine A. Mazza (Chairman) Jay S. Calhoun Mark D. Gersten

Distributor	Schroder Fund Advisors LLC 875 Third Avenue, 22nd Floor New York, NY 10022

Transfer & Shareholder Servicing Agent	Boston Financial Data Services, Inc.

Custodian	JPMorgan Chase Bank

Counsel	Ropes & Gray LLP

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Schroder Capital Funds (Delaware) Schroder Series Trust Schroder Global Series Trust P.O. Box 55260 Boston, MA 02205-5260 (800) 464-3108 00188634

Item 2.        Code of Ethics.

(a)           The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)           There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics that relates to any element of the code of ethics definition enumerated in paragraph (b) of this item’s instructions.

(c)           The registrant has not granted any waivers, including an implicit waiver, from a provision of the Code of Ethics that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.        Audit Committee Financial Expert.

(a)(1)      The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2)      The audit committee financial expert is Mark Gersten.  Mr. Gersten is independent as defined in Form N-CSR Item 3(a)(2).

Item 4.        Principal Accountant Fees and Services.

The following disclosure relates to the independence of PricewaterhouseCoopers LLP (“PwC”) with respect to SEC Rule 2-01(c)(1)(ii)(A) of Regulation S-X (the “Loan Rule”).  The Loan Rule prohibits accounting firms, such as PwC, from having certain financial relationships with their audit clients and affiliated entities.  Specifically, the Loan Rule provides, in relevant part, that an accounting firm generally would not be independent if it receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.”  Schroder Series Trust and Schroder Global Series Trust (the “Trusts”) have been notified by PwC that certain lenders to PwC and its personnel own more than ten percent of certain funds within the investment company complex that includes funds advised by SIMNA and its affiliates.  Such lenders’ holdings include record ownership of certain of the Funds within the Trusts. The Trusts are providing this disclosure to explain the facts and circumstances as well as PwC’s and the Funds’ conclusions concerning PwC’s independence and its objectivity and impartiality with respect to the audit of the Trusts.

PwC has advised the Trusts that, after evaluating the facts and circumstances related to the matter described above, it has concluded that its financial relationship described above did not and will not impair PwC’s application of objective and impartial judgment on any issues encompassed within its audits of the financial statements of the Trusts.

On June 20, 2016, the Securities and Exchange Commission (the “SEC”) issued no-action relief to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter (June 20, 2016)) related to the auditor independence issue described above.  In that letter, the SEC indicated that it would not recommend enforcement action against the fund group if the auditor is not in compliance with the Loan Rule assuming: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the auditor’s non-compliance under the Loan Rule is with respect to its lending relationships, as defined in the No-Action letter; and (3) notwithstanding such non-compliance, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds.  The SEC has indicated that the no-action relief will expire 18 months from its issuance.

Based on the information provided by PwC, including the considerations described above and the conclusions of PwC that the unqualified opinions issued with respect to the Funds were not impacted in any manner by its financial relationship with the PwC lenders, the Audit Committee of the Funds believes that PwC’s financial relationship with the PwC lenders did not impair PwC’s ability to be objective and impartial in the audits of the 2016 financial statements of the Funds.

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2016					2015
		All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval		All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$28,100		N/A	$0		$27,300		N/A	$42,000
(b)	Audit-Related Fees	$0		$0	$0		$0		$0	$58,000
(c)	Tax Fees	$7,085	(1)	$0	$185,000	(2)	$6,875	(1)	$0	$153,000	(2)
(d)	All Other Fees	$0		$0	$0		$0		$0	$0

Notes:

(1)   Tax return preparation fees.

(2)   Tax compliance services provided to service affiliates of the Funds.

(e)(1)      The Audit Committee pre-approves, to the extent required by applicable regulations (including          paragraph (c)(7) of Rule 2-01 of Regulation S-X), (i) all audit and permitted non-audit services rendered by the independent accountants to the registrant and (ii) all non-audit services rendered by the independent accountants to the registrant’s investment adviser and to certain affiliates of the investment adviser.

(e)(2)      Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2016	2015
Audit-Related Fees	n/a	n/a
Tax Fees	0%	0%
All Other Fees	n/a	n/a

(f)            Not applicable.

(g)           The aggregate non-audit fees and services billed by PricewaterhouseCoopers LLP to the Funds, SIMNA and any entity controlling, controlled by or under common control with SIMNA that provides services to the Funds for the last two fiscal years were $192,085 and $217,875 for 2016 and 2015, respectively.

(h)           Not applicable.

Item 5.        Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.        Schedule of Investments

Not applicable.

Item 7.        Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.        Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.        Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.     Submission of Matters to a Vote of Security Holders.

None.

Item 11.     Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) There have been no changes in the registrant’s internal control over financial reporting during the period from August 1, 2016 through October 31, 2016 that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)      Code of Ethics attached hereto.

(a)(2)      A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b)           Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Schroder Global Series Trust

By (Signature and Title)*	/s/ Mark A. Hemenetz
Mark A. Hemenetz
Principal Executive Officer
Date: December 30, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mark A. Hemenetz
Mark A. Hemenetz
Principal Executive Officer
Date: December 30, 2016

By (Signature and Title)*	/s/ Alan M. Mandel
Alan M. Mandel
Treasurer and Chief Financial Officer
Date: December 30, 2016

*     Print the name and title of each signing officer under his or her signature.